UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-6093

Name of Registrant:	Vanguard Institutional Index Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 - June 30, 2007

Item 1:	Reports to Shareholders

Vanguard® Institutional Index Fund

> Semiannual Report

June 30, 2007

>

During the fiscal half-year ended June 30, 2007, Vanguard Institutional Index Fund Institutional Shares and Institutional Plus Shares returned 6.9% and 7.0%, respectively, tracking the performance of the fund’s benchmark.

>	Every sector contributed to the fund’s overall returns except for the financials group of stocks, which produced a slight loss.

>	The benchmark Standard & Poor’s 500 Index climbed to its first new highs since 2000, pulling back below record levels by the end of the period.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	5
Performance Summary	6
Financial Statements	7
About Your Fund’s Expenses	21
Trustees Approve Advisory Arrangement	23
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended June 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Institutional Index Fund
Institutional Shares[1]	VINIX	6.9%
Institutional Plus Shares[2]	VIIIX	7.0
S&P 500 Index		7.0
Average Large-Cap Core Fund[3]		6.9

Your Fund’s Performance at a Glance
December 31, 2006–June 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional Index Fund
Institutional Shares	$129.59	$137.38	$1.170	$0.000
Institutional Plus Shares	129.59	137.38	1.188	0.000

1 This class of shares carries low expenses and is available for a minimum investment of $5 million.

2 This class of shares also carries low expenses and is available for a minimum investment of $200 million.

3 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the six months ended June 30, 2007, Vanguard Institutional Index Fund delivered returns of 6.9% for Institutional Shares and 7.0% for Institutional Plus Shares. The fund met its goal of tracking the return of its benchmark during a period of generally steady stock market growth. The fund’s result also matched the average return of large-cap core funds.

The stock market’s ascent was driven by global liquidity

The broad U.S. stock market notched impressive gains in the year’s first half, when an abundance of cash drove record numbers of mergers and acquisitions around the globe. The gains came amid increased volatility. In February, markets worldwide fell sharply following a sell-off in China, only to recover quickly and continue upward. The six-month period closed with two dips in June, owing to fears of accelerating inflation and slowing economic growth.

The best performers in the U.S. market were the so-called mega-caps—broadly diversified companies that are well-positioned to thrive during periods of economic transition. International stocks, particularly those in emerging markets, outperformed U.S. equities. The dollar slid against the euro and the British pound, further enhancing gains for Americans investing abroad.

2

Bond investors were hobbled by a shift in sentiment

The relationship between yield and maturity returned to normal during the half-year, as yields of intermediate- and longer-term bonds moved higher than short-term yields. The accompanying drop in prices was steepest for long-term and intermediate-term bonds.

Earlier in the year, bond yields seemed to reflect an assumption that the Federal Reserve Board might cut interest rates in response to weaker economic growth. As the year progressed, inflationary pressures and economic growth looked more substantial, producing a change in market sentiment, which resulted in higher yields and lower prices.

The broad taxable bond market returned 1.0% for the period, while municipal bonds posted a return of 0.1%. The Citigroup 3-Month Treasury Bill Index—a proxy for money market yields—returned 2.5% for the half-year.

Most of the fund’s gain came during the second quarter

The Institutional Index Fund closely tracked the performance of its benchmark throughout the half-year, increasing modestly in the first quarter (by less than 1%) and robustly in the second quarter. The period included new highs for the S&P 500 Index, as it edged past its March 2000 peak.

The half-year ended, however, on a down note. The index and the fund declined in June as investors grew concerned about

Market Barometer
			Total Returns
		Periods Ended June 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	7.2%	20.4%	11.3%
Russell 2000 Index (Small-caps)	6.4	16.4	13.9
Dow Jones Wilshire 5000 Index (Entire market)	7.6	20.4	12.0
MSCI All Country World Index ex USA (International)	12.6	30.1	19.9

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.0%	6.1%	4.5%
Lehman Municipal Bond Index	0.1	4.7	4.6
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.7

CPI
Consumer Price Index	3.2%	2.7%	3.0%

1 Annualized.

3

signs of global inflationary pressures and the broader impact of the U.S. housing industry’s downturn. Almost all of the economic sectors represented in the fund—with the exception being financials—contributed to the overall return for the period. The biggest boosts came from the energy, information technology, and industrials sectors, which together represent more than one-third of the index capitalization.

Reflecting growing demand and higher prices for oil, the energy sector returned 17%. Big oil firms, such as ExxonMobil and Chevron, and oil-field service company Schlumberger were standout performers. The IT sector outpaced the broad market with a 9% return, which, combined with its large weighting (15% of assets on average), made it the second-largest contributor to the fund’s performance. Computer maker Apple and semiconductor manufacturer Intel were bright spots among the sector’s stocks.

Financials, the index’s largest sector, fell –1%, holding back returns for the period. The largest declines were posted by diversified commercial banks, such as Citigroup and Bank of America. Rising interest rates created a headwind for companies in this industry as the yield on the benchmark 10-year U.S. Treasury bond increased from 4.7% to slightly over 5%. Investors continued to be concerned about how the troubles in the subprime mortgage market and among some hedge funds might affect the market in general and the financial sector in particular.

Basic principles, expertly applied, characterize this fund

The Institutional Index Fund is a workhorse. Since its inception in 1990, it has dependably and relentlessly done what it’s supposed to do—in any kind of market environment it has captured the return of large-capitalization stocks and, because of extraordinarily low costs, has passed along nearly all of that return to shareholders. The fund is particularly efficient in carrying out its mandate because of superior trading and portfolio-construction methodologies.

During the half year, the fund’s return essentially matched the 7.0% gain of the S&P 500 Index; for the 12 months ended June 30, the index and the fund returned a bit more than 20%. Whether these handsome recent returns will persist in the near term is anyone’s guess, but we can be sure that they will not last indefinitely.

Indeed, market change is inevitable (and the reasons for it not always predictable). Whatever the market direction, a workhorse fund like the Institutional Index Fund brings consistent expertise and efficiency to the task of seeking to deliver the returns provided by the 500 diverse stocks that lead the U.S. market.

Thank you, as always, for investing with Vanguard.

John J. Brennan

Chairman and Chief Executive Officer

July 17, 2007

4

Fund Profile

As of June 30, 2007

Portfolio Characteristics
		Target
	Fund	Index[1]
Number of Stocks	506	500
Median Market Cap	$59.9B	$59.9B
Price/Earnings Ratio	17.1x	17.1x
Price/Book Ratio	2.9x	2.9x
Yield		1.8%
Institutional Shares	1.8%
Institutional Plus Shares	1.8%
Return on Equity	19.4%	19.4%
Earnings Growth Rate	20.9%	20.9%
Foreign Holdings	0.0%	0.0%
Turnover Rate	6%[2]	—
Expense Ratio		—
Institutional Shares	0.05%[2]
Institutional Plus Shares	0.025%[2]
Short-Term Reserves	0%	—

Sector Diversification (% of portfolio)
		Target
	Fund	Index[1]
Consumer Discretionary	10%	10%
Consumer Staples	9	9
Energy	11	11
Financials	21	21
Health Care	12	12
Industrials	11	11
Information Technology	15	15
Materials	3	3
Telecommunication Services	4	4
Utilities	4	4

Volatility Measures[3]
Fund Versus
Target Index[1]
R-Squared	1.00
Beta	1.00

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	3.5%
General Electric Co.	industrial conglomerates	2.9
AT&T Inc.	integrated telecommunications services	1.9
Citigroup, Inc.	diversified financial services	1.9
Microsoft Corp.	systems software	1.9
Bank of America Corp.	diversified financial services	1.6
The Procter & Gamble Co.	household products	1.4
American International Group, Inc.	multi-line insurance	1.4
Chevron Corp.	integrated oil and gas	1.4
Pfizer Inc.	pharmaceuticals	1.3
Top Ten		19.2%

Investment Focus

1 S&P 500 Index.

2 Annualized.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 24.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

5

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal Year Total Returns (%): December 31, 1996–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

	Inception Date	One Year	Five Years	Ten Years
Institutional Shares	7/31/1990	20.55%	10.72%	7.17%
Institutional Plus Shares	7/7/1997	20.57	10.75	6.89[2]

1 Six months ended June 30, 2007.

2 Return since inception.

Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

6

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (10.2%)
*	Comcast Corp. Class A	16,543,302	465,198
	Time Warner, Inc.	20,217,872	425,384
	Home Depot, Inc.	10,543,648	414,893
	The Walt Disney Co.	10,583,606	361,324
	McDonald's Corp.	6,376,301	323,661
	Target Corp.	4,547,647	289,230
	News Corp., Class A	12,435,419	263,755
	Lowe's Cos., Inc.	8,038,120	246,690
*	Viacom Inc. Class B	3,662,427	152,467
	CBS Corp.	3,894,340	129,759
	The McGraw-Hill Cos., Inc.	1,832,903	124,784
*	Kohl's Corp.	1,723,006	122,385
	Johnson Controls, Inc.	1,053,654	121,982
	NIKE, Inc. Class B	2,024,788	118,025
	Carnival Corp.	2,362,689	115,228
	General Motors Corp.	3,021,393	114,209
*	Amazon.com, Inc.	1,660,958	113,626
*	Starbucks Corp.	3,956,126	103,809
	Best Buy Co., Inc.	2,161,979	100,900
	Clear Channel
	Communications, Inc.	2,650,907	100,257
	Macy's Inc.	2,454,643	97,646
*	DIRECTV Group, Inc.	4,117,492	95,155
	Ford Motor Co.	10,041,057	94,587
*	Coach, Inc.	1,982,076	93,931
	Omnicom Group Inc.	1,766,652	93,491
	Yum! Brands, Inc.	2,797,397	91,531
	Staples, Inc.	3,819,621	90,640
	J.C. Penney Co., Inc.
	(Holding Co.)	1,201,510	86,965
	Harrah's Entertainment, Inc.	997,025	85,006
	Harley-Davidson, Inc.	1,375,418	81,989
	Starwood Hotels & Resorts Worldwide, Inc.	1,148,641	77,039
	Marriott International, Inc.
	Class A	1,753,785	75,834
*	Sears Holdings Corp.	439,632	74,518

			Market
			Value•
		Shares	($000)
	International Game
	Technology	1,775,398	70,483
	Hilton Hotels Corp.	2,081,466	69,667
	Gannett Co., Inc.	1,253,194	68,863
	Fortune Brands, Inc.	815,799	67,197
	TJX Cos., Inc.	2,429,246	66,804
	Nordstrom, Inc.	1,198,707	61,278
	The Gap, Inc.	2,831,289	54,078
	Mattel, Inc.	2,100,518	53,122
*	Bed Bath & Beyond, Inc.	1,462,609	52,639
	Limited Brands, Inc.	1,827,546	50,166
	Whirlpool Corp.	421,312	46,850
	Genuine Parts Co.	909,763	45,124
*	Office Depot, Inc.	1,476,416	44,735
	Newell Rubbermaid, Inc.	1,489,292	43,830
*	Apollo Group, Inc. Class A	748,294	43,723
	VF Corp.	475,794	43,573
	Eastman Kodak Co.	1,536,270	42,754
	Harman International
	Industries, Inc.	348,314	40,683
*	IAC/InterActiveCorp	1,166,805	40,383
	H & R Block, Inc.	1,724,469	40,301
	Sherwin-Williams Co.	584,502	38,852
	Tiffany & Co.	731,159	38,795
*	The Goodyear
	Tire & Rubber Co.	1,103,105	38,344
	Dollar General Corp.	1,683,903	36,911
*	Wyndham Worldwide Corp.	974,947	35,352
*	AutoZone Inc.	255,371	34,889
	Abercrombie & Fitch Co.	471,870	34,437
	Darden Restaurants Inc.	756,110	33,261
	Polo Ralph Lauren Corp.	327,596	32,141
	Black & Decker Corp.	352,734	31,150
	D. R. Horton, Inc.	1,461,554	29,129
*	Interpublic Group of
	Cos., Inc.	2,507,209	28,582
	Family Dollar Stores, Inc.	806,453	27,677
	Lennar Corp. Class A	744,631	27,224
	The Stanley Works	445,824	27,062
	Hasbro, Inc.	851,862	26,757
	Centex Corp.	638,795	25,616

7

			Market
			Value•
		Shares	($000)
	Pulte Homes, Inc.	1,136,176	25,507
	RadioShack Corp.	724,500	24,010
	Leggett & Platt, Inc.	946,717	20,875
	Liz Claiborne, Inc.	558,661	20,838
	E.W. Scripps Co. Class A	445,466	20,353
	Dow Jones & Co., Inc.	349,443	20,076
^	New York Times Co.
	Class A	769,153	19,536
*	AutoNation, Inc.	807,376	18,118
*	Big Lots Inc.	584,980	17,210
	Wendy's International, Inc.	466,274	17,136
	Jones Apparel Group, Inc.	581,946	16,440
	KB Home	410,449	16,159
	OfficeMax, Inc.	402,494	15,818
	Brunswick Corp.	482,910	15,757
	Snap-On Inc.	309,729	15,644
	Tribune Co.	451,624	13,278
	Meredith Corp.	208,023	12,814
	Dillard's Inc.	325,346	11,690
	Circuit City Stores, Inc.	738,903	11,143
*	Comcast Corp. Special
	Class A	77,829	2,176
*	Viacom Inc. Class A	18,015	749
	CBS Corp. Class A	18,015	600
	News Corp., Class B	4,500	103
			7,274,360
Consumer Staples (9.3%)
	The Procter & Gamble Co.	16,818,250	1,029,109
	Altria Group, Inc.	11,233,299	787,904
	Wal-Mart Stores, Inc.	12,947,305	622,895
	PepsiCo, Inc.	8,699,887	564,188
	The Coca-Cola Co.	10,733,048	561,446
	Kraft Foods Inc.	8,567,313	301,998
	CVS/Caremark Corp.	8,243,550	300,477
	Walgreen Co.	5,345,206	232,730
	Anheuser-Busch Cos., Inc.	4,057,933	211,662
	Colgate-Palmolive Co.	2,731,669	177,149
	Kimberly-Clark Corp.	2,436,072	162,949
	Costco Wholesale Corp.	2,385,286	139,587
	Archer-Daniels-Midland Co.	3,485,946	115,350
	Sysco Corp.	3,300,246	108,875
	General Mills, Inc.	1,849,673	108,058
	The Kroger Co.	3,780,904	106,357
	Avon Products, Inc.	2,343,681	86,130
	H.J. Heinz Co.	1,734,813	82,352
	Safeway, Inc.	2,358,288	80,253
	ConAgra Foods, Inc.	2,659,965	71,447
	Kellogg Co.	1,337,686	69,279
	Sara Lee Corp.	3,922,928	68,259
	Reynolds American Inc.	913,713	59,574
	SuperValu Inc.	1,109,654	51,399
	Wm. Wrigley Jr. Co.	926,496	51,244
	The Clorox Co.	810,482	50,331
	The Hershey Co.	916,543	46,395
	UST, Inc.	855,308	45,939
	Campbell Soup Co.	1,160,023	45,020

			Market
			Value•
		Shares	($000)
	Coca-Cola Enterprises, Inc.	1,491,736	35,802
	Tyson Foods, Inc.	1,352,116	31,153
	Brown-Forman Corp.
	Class B	421,397	30,796
^	Whole Foods Market, Inc.	755,809	28,947
	The Estee Lauder Cos. Inc.
	Class A	630,893	28,712
	McCormick & Co., Inc.	696,224	26,582
*	Constellation Brands, Inc.
	Class A	1,033,269	25,088
	The Pepsi Bottling
	Group, Inc.	703,582	23,697
	Molson Coors Brewing Co.
	Class B	253,181	23,409
	Dean Foods Co.	694,729	22,141
	Wm. Wrigley Jr. Co.
	Class B	224,830	12,366
			6,627,049
Energy (10.8%)
	ExxonMobil Corp.	30,087,237	2,523,717
	Chevron Corp.	11,478,990	966,990
	ConocoPhillips Co.	8,729,217	685,244
	Schlumberger Ltd.	6,294,584	534,662
	Occidental Petroleum Corp.	4,453,248	257,754
	Marathon Oil Corp.	3,663,475	219,662
	Valero Energy Corp.	2,931,979	216,556
	Devon Energy Corp.	2,375,577	185,984
	Halliburton Co.	4,881,622	168,416
*	Transocean Inc.	1,538,935	163,096
	Apache Corp.	1,768,588	144,299
	Baker Hughes, Inc.	1,710,854	143,934
	Anadarko Petroleum Corp.	2,477,619	128,812
	XTO Energy, Inc.	2,047,311	123,043
	Williams Cos., Inc.	3,198,247	101,129
*	Weatherford
	International Ltd.	1,801,313	99,505
*	National Oilwell Varco Inc.	948,496	98,871
	EOG Resources, Inc.	1,306,247	95,434
	Spectra Energy Corp.	3,374,246	87,595
	Hess Corp.	1,457,139	85,913
	Chesapeake Energy Corp.	2,186,676	75,659
	Noble Corp.	715,711	69,796
	Peabody Energy Corp.	1,414,970	68,456
	El Paso Corp.	3,739,498	64,432
	Smith International, Inc.	1,070,602	62,780
	Murphy Oil Corp.	1,004,631	59,715
	Sunoco, Inc.	648,565	51,678
*	Nabors Industries, Inc.	1,503,315	50,181
	ENSCO International, Inc.	796,021	48,565
	CONSOL Energy, Inc.	972,287	44,832
	BJ Services Co.	1,566,378	44,548
	Rowan Cos., Inc.	591,598	24,244
			7,695,502

8

		Market
		Value•
	Shares	($000)
Financials (20.8%)
Citigroup, Inc.	26,418,693	1,355,015
Bank of America Corp.	23,701,958	1,158,789
American International
Group, Inc.	13,855,652	970,311
JPMorgan Chase & Co.	18,245,358	883,988
Wells Fargo & Co.	17,837,350	627,340
Wachovia Corp.	10,219,029	523,725
The Goldman Sachs
Group, Inc.	2,181,590	472,860
Morgan Stanley	5,628,922	472,154
Merrill Lynch & Co., Inc.	4,650,805	388,714
American Express Co.	6,348,225	388,385
Fannie Mae	5,196,882	339,512
U.S. Bancorp	9,286,311	305,984
MetLife, Inc.	3,960,762	255,390
Prudential Financial, Inc.	2,497,352	242,818
Freddie Mac	3,533,194	214,465
Lehman Brothers
Holdings, Inc.	2,844,537	211,975
Washington Mutual, Inc.	4,748,094	202,459
The Allstate Corp.	3,244,028	199,540
The Travelers Cos., Inc.	3,546,275	189,726
Capital One Financial Corp.	2,206,931	173,112
The Bank of New York
Co., Inc.	4,037,299	167,306
The Hartford Financial
Services Group Inc.	1,691,168	166,597
SunTrust Banks, Inc.	1,904,669	163,306
AFLAC Inc.	2,612,328	134,274
PNC Financial Services
Group	1,842,017	131,852
State Street Corp.	1,913,175	130,861
SLM Corp.	2,197,187	126,514
Regions Financial Corp.	3,763,535	124,573
Loews Corp.	2,380,465	121,356
BB&T Corp.	2,897,586	117,874
Fifth Third Bancorp	2,937,704	116,832
Franklin Resources Corp.	879,885	116,558
The Chubb Corp.	2,144,151	116,084
Countrywide
Financial Corp.	3,169,085	115,196
Simon Property Group,
Inc. REIT	1,192,975	110,994
Charles Schwab Corp.	5,403,758	110,885
ACE Ltd.	1,738,680	108,702
Lincoln National Corp.	1,446,023	102,595
National City Corp.	3,074,875	102,455
The Chicago Mercantile
Exchange	189,626	101,329
Mellon Financial Corp.	2,223,419	97,830
Progressive Corp. of Ohio	3,931,859	94,089
Marsh & McLennan
Cos., Inc.	2,966,297	91,599
Bear Stearns Co., Inc.	635,681	88,995
XL Capital Ltd. Class A	993,070	83,706

			Market
			Value•
		Shares	($000)
	The Principal Financial
	Group, Inc.	1,430,060	83,358
	Ameriprise Financial, Inc.	1,256,269	79,861
	ProLogis REIT	1,370,344	77,973
	Genworth Financial Inc.	2,234,047	76,851
	Vornado Realty Trust REIT	697,479	76,611
	Moody's Corp.	1,228,224	76,396
	T. Rowe Price Group Inc.	1,418,499	73,606
	KeyCorp	2,095,013	71,922
	Equity Residential REIT	1,552,734	70,851
	Archstone-Smith Trust REIT	1,190,477	70,369
	Legg Mason Inc.	702,283	69,091
	Aon Corp.	1,567,955	66,811
	Marshall & Ilsley Corp.	1,383,719	65,907
	Boston Properties, Inc. REIT	635,539	64,908
	Northern Trust Corp.	1,007,700	64,735
	Host Hotels & Resorts
	Inc. REIT	2,787,949	64,457
	CIT Group Inc.	1,024,137	56,153
	Synovus Financial Corp.	1,746,097	53,605
	Avalonbay Communities,
	Inc. REIT	425,266	50,556
	Public Storage, Inc. REIT	655,490	50,355
*	E*TRADE Financial Corp.	2,279,504	50,354
	Comerica, Inc.	832,803	49,527
	Compass Bancshares Inc.	703,333	48,516
	Unum Group	1,830,519	47,795
	Ambac Financial Group, Inc.	544,239	47,452
	Kimco Realty Corp. REIT	1,211,147	46,108
	Zions Bancorp	587,307	45,170
	Huntington Bancshares Inc.	1,953,243	44,417
	MBIA, Inc.	698,496	43,460
	M & T Bank Corp.	404,493	43,240
	Sovereign Bancorp, Inc.	1,928,324	40,765
	Cincinnati Financial Corp.	916,714	39,785
	Plum Creek Timber Co.
	Inc. REIT	943,843	39,320
	Commerce Bancorp, Inc.	1,023,498	37,859
*	CB Richard Ellis Group, Inc.	1,002,678	36,598
	General Growth Properties
	Inc. REIT	688,107	36,435
	Safeco Corp.	567,816	35,352
	Developers Diversified
	Realty Corp. REIT	668,224	35,222
	Torchmark Corp.	510,795	34,223
	Hudson City Bancorp, Inc.	2,591,399	31,667
	Assurant, Inc.	530,417	31,252
	Janus Capital Group Inc.	991,649	27,608
	First Horizon National Corp.	672,539	26,229
	Apartment Investment &
	Management Co.
	Class A REIT	519,590	26,198
	MGIC Investment Corp.	444,148	25,254
	Federated Investors, Inc.	473,347	18,143
			14,870,949

9

			Market
			Value•
		Shares	($000)
Health Care (11.7%)
	Pfizer Inc.	37,484,227	958,472
	Johnson & Johnson	15,470,343	953,283
	Merck & Co., Inc.	11,575,130	576,442
	Abbott Laboratories	8,226,892	440,550
	Wyeth	7,184,287	411,947
	UnitedHealth Group Inc.	7,157,006	366,009
*	Amgen, Inc.	6,193,568	342,442
	Bristol-Myers Squibb Co.	10,511,220	331,734
	Medtronic, Inc.	6,150,293	318,954
	Eli Lilly & Co.	5,269,313	294,449
*	WellPoint Inc.	3,277,339	261,630
	Schering-Plough Corp.	7,954,485	242,135
	Baxter International, Inc.	3,479,513	196,036
*	Gilead Sciences, Inc.	4,987,389	193,361
	Cardinal Health, Inc.	2,054,201	145,109
	Aetna Inc.	2,757,910	136,241
*	Medco Health
	Solutions, Inc.	1,496,051	116,677
*	Thermo Fisher
	Scientific, Inc.	2,253,338	116,543
*	Celgene Corp.	2,028,842	116,314
*	Zimmer Holdings, Inc.	1,264,465	107,340
	Stryker Corp.	1,594,807	100,616
*	Biogen Idec Inc.	1,855,727	99,281
	Becton, Dickinson & Co.	1,308,310	97,469
*	Boston Scientific Corp.	6,336,821	97,207
	Allergan, Inc.	1,642,224	94,658
	McKesson Corp.	1,577,558	94,086
*	Genzyme Corp.	1,403,744	90,401
	CIGNA Corp.	1,537,018	80,263
*	Forest Laboratories, Inc.	1,697,394	77,486
*	St. Jude Medical, Inc.	1,806,792	74,964
*	Express Scripts Inc.	1,454,812	72,755
	Biomet, Inc.	1,310,912	59,935
*	Humana Inc.	897,361	54,658
	AmerisourceBergen Corp.	1,020,399	50,479
*	Laboratory Corp. of
	America Holdings	627,899	49,139
*	Coventry Health Care Inc.	834,799	48,126
	C.R. Bard, Inc.	552,105	45,620
	Quest Diagnostics, Inc.	843,789	43,582
	IMS Health, Inc.	1,049,334	33,715
*	Hospira, Inc.	833,136	32,526
*	Waters Corp.	539,436	32,021
	Applera Corp.-Applied
	Biosystems Group	981,647	29,979
*	Barr Pharmaceuticals Inc.	586,902	29,480
*	Varian Medical Systems, Inc	. 681,185	28,957
*	Patterson Cos.	743,965	27,728
*	King Pharmaceuticals, Inc.	1,303,084	26,661
	Manor Care, Inc.	391,195	25,541
	Mylan Laboratories, Inc.	1,328,489	24,165
*	Millipore Corp.	288,599	21,671
	Bausch & Lomb, Inc.	290,435	20,168
*	Watson Pharmaceuticals, Inc	. 547,926	17,824

			Market
			Value•
		Shares	($000)
	PerkinElmer, Inc.	639,917	16,676
*	Tenet Healthcare Corp.	2,527,393	16,453
			8,339,958
Industrials (11.4%)
	General Electric Co.	54,948,846	2,103,442
	United Parcel Service, Inc.	5,656,236	412,905
	The Boeing Co.	4,205,364	404,388
	United Technologies Corp.	5,311,109	376,717
	Tyco International Ltd.	10,588,094	357,772
	3M Co.	3,846,451	333,834
	Caterpillar, Inc.	3,420,216	267,803
	Honeywell International Inc.	4,164,263	234,365
	Emerson Electric Co.	4,247,339	198,775
	FedEx Corp.	1,643,829	182,416
	Lockheed Martin Corp.	1,895,383	178,412
	General Dynamics Corp.	2,162,086	169,118
	Union Pacific Corp.	1,445,963	166,503
	Burlington Northern
	Santa Fe Corp.	1,901,885	161,926
	Deere & Co.	1,201,528	145,072
	Northrop Grumman Corp.	1,843,060	143,519
	Raytheon Co.	2,370,481	127,745
	Illinois Tool Works, Inc.	2,200,127	119,225
	PACCAR, Inc.	1,326,053	115,420
	Norfolk Southern Corp.	2,100,054	110,400
	Waste Management, Inc.	2,763,335	107,908
	CSX Corp.	2,334,650	105,246
	Danaher Corp.	1,271,423	95,992
	Precision Castparts Corp.	734,749	89,169
	Ingersoll-Rand Co.	1,610,836	88,306
	Textron, Inc.	669,873	73,760
	Eaton Corp.	782,253	72,750
	ITT Industries, Inc.	970,372	66,257
	L-3 Communications Holdings, Inc.	667,169	64,976
	Rockwell Collins, Inc.	893,604	63,124
	Southwest Airlines Co.	4,169,842	62,172
	Parker Hannifin Corp.	618,499	60,557
	Rockwell Automation, Inc.	842,421	58,498
	Masco Corp.	2,016,999	57,424
	Cummins Inc.	556,764	56,350
	Dover Corp.	1,091,573	55,834
	Cooper Industries, Inc.
	Class A	977,404	55,800
	American Standard Cos., Inc.	939,066	55,386
	Pitney Bowes, Inc.	1,172,914	54,916
	Fluor Corp.	470,882	52,442
	R.R. Donnelley & Sons Co.	1,175,420	51,143
	C.H. Robinson
	Worldwide Inc.	914,017	48,004
*	Terex Corp.	551,225	44,815
	Goodrich Corp.	668,465	39,814
	W.W. Grainger, Inc.	379,758	35,336
	Equifax, Inc.	777,810	34,550
	Avery Dennison Corp.	490,125	32,584
	Robert Half International, Inc.	888,967	32,447

10

			Market
			Value•
		Shares	($000)
	Pall Corp.	655,670	30,154
*	Monster Worldwide Inc.	698,282	28,699
	Cintas Corp.	720,857	28,423
*	Allied Waste Industries, Inc. 1,364,480		18,366
	Ryder System, Inc.	326,693	17,576
*	Raytheon Co. Warrants
	Exp. 6/16/11	20,998	387
			8,148,922
Information Technology (15.4%)
	Microsoft Corp.	44,964,454	1,325,102
*	Cisco Systems, Inc.	32,426,333	903,073
	International Business
	Machines Corp.	7,295,902	767,894
	Intel Corp.	31,030,891	737,294
	Hewlett-Packard Co.	13,987,295	624,113
*	Google Inc.	1,164,718	609,590
*	Apple Computer, Inc.	4,619,645	563,782
*	Oracle Corp.	21,141,736	416,704
	QUALCOMM Inc.	8,901,979	386,257
*	Dell Inc.	12,132,476	346,382
	Texas Instruments, Inc.	7,657,189	288,140
	Motorola, Inc.	12,361,924	218,806
*	Corning, Inc.	8,399,932	214,618
*	EMC Corp.	11,207,374	202,853
*	eBay Inc.	6,045,666	194,550
*	Yahoo! Inc.	6,459,444	175,245
	Applied Materials, Inc.	7,380,690	146,654
	Automatic Data
	Processing, Inc.	2,954,646	143,212
	First Data Corp.	4,029,016	131,628
*	Adobe Systems, Inc.	3,140,223	126,080
*	Sun Microsystems, Inc.	19,067,218	100,294
*	Symantec Corp.	4,811,985	97,202
*	Xerox Corp.	5,005,944	92,510
	Western Union Co.	4,126,387	85,953
*	Agilent Technologies, Inc.	2,114,577	81,284
*	NVIDIA Corp.	1,938,132	80,064
*	Electronic Arts Inc.	1,655,697	78,348
*	Juniper Networks, Inc.	3,024,331	76,122
	Electronic Data
	Systems Corp.	2,717,473	75,356
*	MEMC Electronic
	Materials, Inc.	1,198,354	73,243
*	Broadcom Corp.	2,484,728	72,678
	Paychex, Inc.	1,815,295	71,014
	Analog Devices, Inc.	1,746,866	65,752
*	SanDisk Corp.	1,218,705	59,643
*	Autodesk, Inc.	1,234,654	58,128
*	Network Appliance, Inc.	1,981,570	57,862
*	Cognizant Technology
	Solutions Corp.	767,595	57,639
	Maxim Integrated
	Products, Inc.	1,712,636	57,219
	CA, Inc.	2,196,631	56,739
	KLA-Tencor Corp.	1,023,311	56,231
*	Intuit, Inc.	1,829,375	55,028

			Market
			Value•
		Shares	($000)
*	Computer Sciences Corp.	924,978	54,712
*	Fiserv, Inc.	898,139	51,014
*	Micron Technology, Inc.	4,039,100	50,610
*	NCR Corp.	960,669	50,474
^	Linear Technology Corp.	1,355,511	49,042
	Fidelity National Information Services, Inc.	873,589	47,418
	Xilinx, Inc.	1,590,698	42,583
	National
	Semiconductor Corp.	1,489,861	42,118
*	Advanced Micro
	Devices, Inc.	2,943,050	42,086
	Altera Corp.	1,898,513	42,014
*	VeriSign, Inc.	1,310,736	41,590
*	Avaya Inc.	2,405,251	40,504
*	BMC Software, Inc.	1,090,498	33,042
*	Citrix Systems, Inc.	965,544	32,510
*	LSI Corp.	4,119,746	30,939
*	Affiliated Computer
	Services, Inc. Class A	530,191	30,073
*	Tellabs, Inc.	2,341,277	25,192
*	Lexmark International, Inc.	505,717	24,937
	Molex, Inc.	759,380	22,789
	Jabil Circuit, Inc.	957,789	21,138
*	Novellus Systems, Inc.	675,578	19,166
*	Compuware Corp.	1,609,579	19,090
*	Teradyne, Inc.	1,013,755	17,822
*	Solectron Corp.	4,831,825	17,781
*	Convergys Corp.	731,471	17,731
*	Unisys Corp.	1,858,014	16,982
*	Ciena Corp.	456,273	16,485
*	^JDS Uniphase Corp.	1,128,283	15,153
	Tektronix, Inc.	436,550	14,729
*	Novell, Inc.	1,860,841	14,496
*	QLogic Corp.	849,779	14,149
*	PMC Sierra Inc.	432,168	3,341
*	Sanmina-SCI Corp.	806,561	2,525
			10,994,521
Materials (3.1%)
	E.I. du Pont de
	Nemours & Co.	4,933,132	250,800
	Dow Chemical Co.	5,090,973	225,123
	Monsanto Co.	2,902,696	196,048
	Alcoa Inc.	4,643,937	188,219
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	2,004,901	166,046
	Praxair, Inc.	1,701,952	122,524
	Nucor Corp.	1,611,190	94,496
	Newmont Mining Corp.
	(Holding Co.)	2,409,022	94,096
	Air Products &
	Chemicals, Inc.	1,156,755	92,968
	Weyerhaeuser Co.	1,152,963	91,003
	International Paper Co.	2,326,157	90,836
	United States Steel Corp.	631,897	68,719

11

			Market
			Value•
		Shares	($000)
	PPG Industries, Inc.	876,752	66,730
	Vulcan Materials Co.	508,883	58,287
	Allegheny Technologies Inc.	545,438	57,206
	Rohm & Haas Co.	759,980	41,556
	Ecolab, Inc.	937,122	40,015
	MeadWestvaco Corp.	986,386	34,839
	Temple-Inland Inc.	565,925	34,821
	Sigma-Aldrich Corp.	701,886	29,949
	Ball Corp.	545,593	29,009
	Eastman Chemical Co.	449,931	28,944
	Sealed Air Corp.	863,831	26,796
*	Pactiv Corp.	696,722	22,218
	International Flavors &
	Fragrances, Inc.	415,001	21,638
	Ashland, Inc.	298,565	19,093
	Bemis Co., Inc.	558,964	18,546
*	Hercules, Inc.	622,759	12,237
			2,222,762
Telecommunication Services (3.7%)
	AT&T Inc.	32,929,951	1,366,593
	Verizon
	Communications Inc.	15,506,629	638,408
	Sprint Nextel Corp.	15,454,511	320,063
	Alltel Corp.	1,844,994	124,629
*	Qwest Communications
	International Inc.	8,295,505	80,466
	Embarq Corp.	806,623	51,116
	Windstream Corp.	2,545,735	37,575
	CenturyTel, Inc.	585,642	28,726
	Citizens Communications Co.	1,831,277	27,964
			2,675,540
Utilities (3.5%)
	Exelon Corp.	3,592,491	260,815
	TXU Corp.	2,452,177	165,032
	Dominion Resources, Inc.	1,870,879	161,476
	Southern Co.	4,015,082	137,677
	FPL Group, Inc.	2,170,444	123,151
	Duke Energy Corp.	6,726,338	123,092
	Public Service Enterprise
	Group, Inc.	1,349,951	118,499
	Entergy Corp.	1,053,512	113,095
	FirstEnergy Corp.	1,627,908	105,374
	Edison International	1,739,980	97,648
	PPL Corp.	2,056,541	96,226
	American Electric
	Power Co., Inc.	2,129,583	95,916
	PG&E Corp.	1,877,131	85,034
	Constellation Energy
	Group, Inc.	964,808	84,102
	Sempra Energy	1,408,897	83,449
*	AES Corp.	3,565,242	78,007
	Consolidated Edison Inc.	1,444,580	65,179
	Progress Energy, Inc.	1,357,554	61,891
	Ameren Corp.	1,101,461	53,983
	Questar Corp.	920,630	48,655
*	Allegheny Energy, Inc.	884,932	45,786

			Market
			Value•
		Shares	($000)
	DTE Energy Co.	940,100	45,332
	Xcel Energy, Inc.	2,183,564	44,698
	KeySpan Corp.	938,516	39,399
	NiSource, Inc.	1,465,803	30,357
	CenterPoint Energy Inc.	1,715,695	29,853
	Pinnacle West Capital Corp.	536,037	21,361
	CMS Energy Corp.	1,199,627	20,634
	Integrys Energy Group, Inc.	404,484	20,519
*	Dynegy, Inc.	2,150,123	20,297
	TECO Energy, Inc.	1,120,093	19,243
	Nicor Inc.	240,457	10,320
			2,506,100
Total Common Stocks
(Cost $50,780,807)			71,355,663
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2	Vanguard Market Liquidity Fund,
	5.281%—Note E	59,568,200	59,568

		Face
		Amount
		($000)
U.S. Agency Obligation (0.0%)
3	Federal Home Loan
	Mortgage Corp.
4	5.197%, 7/9/07	13,000	12,987
Total Temporary Cash Investments
(Cost $72,553)			72,555
Total Investments (100.0%)
(Cost $50,853,360)			71,428,218
Other Assets and Liabilities (0.0%)
Other Assets			574,171
Liabilities—Note E			(537,051)
			37,120
Net Assets (100%)			71,465,338

12

At June 30, 2007, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	54,235,625
Undistributed Net Investment Income	36,107
Accumulated Net Realized Losses	(3,380,526)
Unrealized Appreciation
Investment Securities	20,574,858
Futures Contracts	(726)
Net Assets	71,465,338

Institutional Shares—Net Assets
Applicable to 338,280,461 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	46,473,323
Net Asset Value Per Share—Institutional Shares	$137.38

Institutional Plus Shares—Net Assets
Applicable to 181,914,332 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	24,992,015
Net Asset Value Per Share—Institutional Plus Shares	$137.38

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.

4 Securities with a value of $12,987,000 have been segregated as initial margin for open futures contracts.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

13

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends	647,706
Interest[1]	4,271
Security Lending	432
Total Income	652,409
Expenses
The Vanguard Group—Note B
Management and Administrative
Institutional Shares	11,493
Institutional Plus Shares	2,828
Total Expenses	14,321
Net Investment Income	638,088
Realized Net Gain (Loss)
Investment Securities Sold	132,682
Futures Contracts	11,118
Realized Net Gain (Loss)	143,800
Change in Unrealized Appreciation (Depreciation)
Investment Securities Sold	3,867,389
Futures Contracts	(569)
Change in Unrealized Appreciation (Depreciation)	3,866,820
Net Increase (Decrease) in Net Assets Resulting from Operations	4,648,708

1 Interest from an affiliated company of the fund was $3,939,000.

14

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	638,088	1,121,324
Realized Net Gain (Loss)	143,800	(268,482)
Change in Unrealized Appreciation (Depreciation)	3,866,820	8,013,503
Net Increase (Decrease) in Net Assets Resulting from Operations	4,648,708	8,866,345
Distributions
Net Investment Income
Institutional Shares	(401,036)	(775,520)
Institutional Plus Shares	(208,639)	(346,418)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(609,675)	(1,121,938)
Capital Share Transactions—Note F
Institutional Shares	(1,472,171)	725,541
Institutional Plus Shares	3,361,267	817,953
Net Increase (Decrease) from Capital Share Transactions	1,889,096	1,543,494
Total Increase (Decrease)	5,928,129	9,287,901
Net Assets
Beginning of Period	65,537,209	56,249,308
End of Period[1]	71,465,338	65,537,209

1 Net Assets—End of Period includes undistributed net investment income of $36,107,000 and $7,694,000.

15

Financial Highlights

Institutional Index Fund Institutional Shares
	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$129.59	$114.01	$110.70	$101.78	$ 80.45	$104.89
Investment Operations
Net Investment Income	1.22	2.24	2.05	2.03[1]	1.54	1.42
Net Realized and Unrealized Gain
(Loss) on Investments	7.74	15.58	3.31	8.91	21.32	(24.45)
Total from Investment Operations	8.96	17.82	5.36	10.94	22.86	(23.03)
Distributions
Dividends from Net Investment Income	(1.17)	(2.24)	(2.05)	(2.02)	(1.53)	(1.41)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.17)	(2.24)	(2.05)	(2.02)	(1.53)	(1.41)
Net Asset Value, End of Period	$137.38	$129.59	$114.01	$110.70	$101.78	$80.45

Total Return	6.94%	15.78%	4.91%	10.86%	28.66%	–22.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46,473	$45,243	$39,154	$34,990	$29,458	$20,361
Ratio of Total Expenses to
Average Net Assets	0.05%*	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	1.84%*	1.87%	1.87%	2.00%[1]	1.74%	1.57%
Portfolio Turnover Rate[2]	6%*	8%	8%	5%	4%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $.32 and 0.32%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

*	Annualized.

16

Institutional Index Fund Institutional Plus Shares
	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$129.59	$114.01	$110.71	$101.78	$80.45	$104.89
Investment Operations
Net Investment Income	1.242	2.269	2.068	2.051[1]	1.562	1.438
Net Realized and Unrealized Gain
(Loss) on Investments	7.736	15.580	3.310	8.925	21.320	(24.446)
Total from Investment Operations	8.978	17.849	5.378	10.976	22.882	(23.008)
Distributions
Dividends from Net Investment Income	(1.188)	(2.269)	(2.078)	(2.046)	(1.552)	(1.432)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.188)	(2.269)	(2.078)	(2.046)	(1.552)	(1.432)
Net Asset Value, End of Period	$137.38	$129.59	$114.01	$110.71	$101.78	$80.45

Total Return	6.95%	15.81%	4.93%	10.90%	28.69%	–22.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,992	$20,294	$17,095	$13,493	$8,805	$9,042
Ratio of Total Expenses to
Average Net Assets	0.025%*	0.025%	0.025%	0.025%	0.025%	0.025%
Ratio of Net Investment Income to
Average Net Assets	1.87%*	1.90%	1.90%	2.02%[1]	1.76%	1.59%
Portfolio Turnover Rate[2]	6%*	8%	8%	5%	4%	8%

1 Net investment income per share and the ratio of net investment income to average net assets include $.316 and 0.32%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Notes to Financial Statements

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $5 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

18

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2007, the fund realized $201,946,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2006, the fund had available realized losses of $3,164,319,000 to offset future net capital gains of $32,279,000 through December 31, 2008, $385,639,000 through December 31, 2009, $1,269,960,000 through December 31, 2010, $98,197,000 through December 31, 2011, $481,996,000 through December 31, 2013, $522,475,000 through December 31, 2014, and $373,773,000 through December 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2007, the cost of investment securities for tax purposes was $50,853,360,000. Net unrealized appreciation of investment securities for tax purposes was $20,574,858,000, consisting of unrealized gains of $22,494,200,000 on securities that had risen in value since their purchase and $1,919,342,000 in unrealized losses on securities that had fallen in value since their purchase.

19

At June 30, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	159	60,237	(372)
E-mini S&P 500 Index	295	22,352	(354)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended June 30, 2007, the fund purchased $4,364,575,000 of investment securities and sold $2,381,804,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at June 30, 2007, was $57,094,000, for which the fund received cash collateral of $59,568,000.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	June 30, 2007		December 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	4,518,165	33,950	9,277,661	77,273
Issued in Lieu of Cash Distributions	362,701	2,702	703,812	5,818
Redeemed	(6,353,037)	(47,495)	(9,255,932)	(77,396)
Net Increase (Decrease)—Institutional Shares	(1,472,171)	(10,843)	725,541	5,695
Institutional Plus Shares
Issued	4,680,863	35,174	4,548,018	38,148
Issued in Lieu of Cash Distributions	200,205	1,490	327,357	2,703
Redeemed	(1,519,801)	(11,348)	(4,057,422)	(34,197)
Net Increase (Decrease)—Institutional Plus Shares	3,361,267	25,316	817,953	6,654

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund's financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Index Fund	12/31/2006	6/30/2007	Period[1]
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,069.37	$0.26
Institutional Plus Shares	1,000.00	1,069.51	0.13
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.55	$0.25
Institutional Plus Shares	1,000.00	1,024.67	0.13

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.05% for Institutional Shares and 0.025% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Institutional Index Fund has approved the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
Standard & Poor’s 500 and S&P 500 are trademarks of
Institutional Investor Services > 800-523-1036	The McGraw-Hill Companies, Inc., and have been
licensed for use by The Vanguard Group, Inc. Vanguard
Text Telephone for People	mutual funds are not sponsored, endorsed, sold, or
With Hearing Impairment > 800-952-3335	promoted by Standard & Poor’s, and Standard & Poor’s
makes no representation regarding the advisability of
investing in the funds.

This material may be used in conjunction	All other marks are the exclusive property of their
with the offering of shares of any Vanguard	respective owners.
fund only if preceded or accompanied by
the fund’s current prospectus.	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q942 082007

Vanguard® Institutional
Total Bond Market Index Fund

> Semiannual Report

June 30, 2007

>	For the six months ended June 30, 2007, Vanguard Institutional Total Bond Market Index Fund posted a return of 0.9%.

>	The fund’s return was just shy of the result of its benchmark, the Lehman U.S. Aggregate Bond Index.

>	Bond returns were modest throughout the fiscal half-year.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	5
Performance Summary	6
Financial Statements	7
About Your Fund’s Expenses	52
Trustees Approve Advisory Arrangement	54
Glossary	55

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended June 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Institutional Total Bond Market Index Fund	VITBX	0.9%
Lehman U.S. Aggregate Bond Index		1.0
Average Intermediate Investment Grade Debt Fund[1]		0.6

Your Fund’s Performance at a Glance
December 31, 2006–June 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional
Total Bond Market Index Fund	$50.32	$49.53	$1.234	$0.000

1 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the first six months of 2007, as U.S. economic signals remained mixed, fears of inflation continued. Bond investors drove intermediate- and long-term yields higher, and prices down. The returns from investment-grade bonds remained modest in this environment.

For the fiscal half-year, Vanguard Institutional Total Bond Market Index Fund posted a return of 0.9%, closely tracking its target benchmark. The fund’s yield was 5.47% on June 30, an increase of 0.32 percentage point from its 5.15% yield at the start of the year.

Bond investors were hobbled by a shift in sentiment

The relationship between yield and maturity returned to normal during the past six months, as yields of intermediate-and longer-term bonds moved higher than short-term yields. The accompanying drop in prices was steepest for long-term and intermediate-term bonds.

Earlier in the year, bond yields seemed to reflect an assumption that the Federal Reserve Board might cut interest rates in response to weaker economic growth. As the year progressed, inflationary pressures and economic growth looked more substantial, producing a change in market sentiment, which resulted in higher yields and lower prices.

The broad taxable bond market returned 1.0% for the period, while municipal bonds posted a return of 0.1%. The Citigroup 3-Month Treasury Bill Index—a proxy for money market yields—returned 2.5% for the half-year.

Stock market’s ascent was driven by global liquidity

The broad U.S. stock market notched impressive gains in the year’s first half, when an abundance of cash drove record numbers of mergers and acquisitions around the globe. The gains came amid increased volatility. In February, markets worldwide fell sharply following a sell-off in China, only to recover quickly and continue upward. The six-month period closed with two dips in June, owing to fears of accelerating inflation and slowing economic growth.

The best performers in the U.S. market were the so-called mega-caps—broadly diversified companies that are well-positioned to thrive during periods of economic transition. International stocks, particularly those in emerging markets, outperformed U.S. equities. The dollar slid against the euro and the British pound, further enhancing gains for Americans investing abroad.

Market Barometer
			Total Returns
		Periods Ended June 30, 2007
	Six Months	One Year	Five Years[1]
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.0%	6.1%	4.5%
Lehman Municipal Bond Index	0.1	4.7	4.6
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.7

Stocks
Russell 1000 Index (Large-caps)	7.2%	20.4%	11.3%
Russell 2000 Index (Small-caps)	6.4	16.4	13.9
Dow Jones Wilshire 5000 Index (Entire market)	7.6	20.4	12.0
MSCI All Country World Index ex USA (International)	12.6	30.1	19.9

CPI
Consumer Price Index	3.2%	2.7%	3.0%

1 Annualized.

Your fund captured its benchmark’s return

The Institutional Total Bond Market Index Fund’s capital return for the six months was –1.6%, while its income return was 2.5%. With an index portfolio, the main issue is how successful the fund is at capturing the returns of its benchmark, which does not incur the operating and transaction costs that affect a real-world portfolio. The fund was successful in this regard, as its return was only a fraction shy of the index’s return.

During the fiscal half-year, fixed income markets came under pressure as intermediate- and long-term yields rose in response to lingering inflationary pressures, concerns about the subprime mortgage market, and the market’s belief that the Federal Reserve was less likely in the near-term to cut its federal funds target rate, which remained at 5.25%. The yield curve reverted during the period, with the yields of short-term (3- and 6-month) U.S. Treasuries falling while the yields of most other Treasury maturities rose. With short-term yields falling and intermediate- and long-term yields rising, short-term bonds performed the best.

Over time, the indexing approach of Vanguard Institutional Total Bond Market Index Fund has proved to be an excellent way to earn competitive returns in the broad bond market. The fund’s advisor, Vanguard Fixed Income Group, continues to be among the leaders in bond indexing, having developed numerous proprietary trading and portfolio-construction methods to capture the results of relevant benchmarks.

In addition, the fund’s extremely low expense ratio is also critical to its competitive long-term record.

Bond indexing remains a highly useful strategy

Although returns for the recent six-month period were modest, the merits of bond indexing as an investment strategy remain. Given its very low costs, and the clarity of its investment approach, a broad-market bond index fund offers your institution widely diversified exposure to the investment-grade U.S. bond market, and the opportunity to capture the broad bond market’s return.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

July 18, 2007

Fund Profile

As of June 30, 2007

Financial Attributes
		Target
	Fund	Index[1]
Number of Issues	2,171	8,899
Yield	5.5%	—
Yield to Maturity	5.6%[2]	5.7%
Average Coupon	5.4%	5.4%
Average Effective Maturity	7.3 years	7.3 years
Average Quality[3]	Aa1	Aa1
Average Duration	4.7 years	4.7 years
Expense Ratio	0.05%[4]	—
Short-Term Reserves	1%	—

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	7%
Finance	8
Foreign	2
Government Mortgage-Backed	37
Industrial	9
Treasury/Agency	34
Utilities	2
Short-Term Reserves	1%

Volatility Measures[6]
Target
Index[1]
R-Squared	1.00
Beta	1.01

Distribution by Maturity (% of portfolio)

Under 1 Year	4%
1–5 Years	37
5–10 Years	46
10–20 Years	7
20–30 Years	6

Distribution by Credit Quality[3] (% of portfolio)

Aaa	80%
Aa	5
A	8
Baa	7

Investment Focus

1 Lehman U.S. Aggregate Bond Index.

2 Before expenses.

3 Moody’s Investors Service.

4 Annualized.

5 The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 55.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 26, 2002–June 30, 2007
				Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
2002	3.8%	3.5%	7.3%	7.9%
2003	0.2	3.9	4.1	4.1
2004	0.0	4.4	4.4	4.3
2005	–1.9	4.4	2.5	2.4
2006	–0.9	5.2	4.3	4.3
2007[2]	–1.6	2.5	0.9	1.0

Average Annual Total Returns: Periods Ended June 30, 2007

					Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Institutional Total Bond
Market Index Fund	4/26/2002	6.08%	4.39%	–0.10%	4.61%	4.51%

1 Lehman U.S. Aggregate Bond Index.

2 Six months ended June 30, 2007.

Note: See Financial Highlights table on page 47 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (70.1%)
U.S. Government Securities (24.1%)
U.S. Treasury Bond	3.625%	5/15/13	56,150	52,483
U.S. Treasury Bond	12.000%	8/15/13	2,500	2,690
U.S. Treasury Bond	13.250%	5/15/14	750	860
U.S. Treasury Bond	4.000%	2/15/15	51,425	48,138
U.S. Treasury Bond	10.625%	8/15/15	360	493
U.S. Treasury Bond	9.875%	11/15/15	11,000	14,604
U.S. Treasury Bond	9.250%	2/15/16	75	97
U.S. Treasury Bond	7.250%	5/15/16	290	335
U.S. Treasury Bond	7.500%	11/15/16	50	59
U.S. Treasury Bond	8.750%	5/15/17	150	192
U.S. Treasury Bond	8.875%	8/15/17	50,615	65,594
U.S. Treasury Bond	9.125%	5/15/18	75	100
U.S. Treasury Bond	9.000%	11/15/18	25	33
U.S. Treasury Bond	8.875%	2/15/19	225	298
U.S. Treasury Bond	8.125%	8/15/19	2,305	2,915
U.S. Treasury Bond	8.500%	2/15/20	8,775	11,454
U.S. Treasury Bond	8.750%	5/15/20	740	986
U.S. Treasury Bond	8.750%	8/15/20	59,375	79,303
U.S. Treasury Bond	7.875%	2/15/21	605	762
U.S. Treasury Bond	8.125%	5/15/21	110	142
U.S. Treasury Bond	8.125%	8/15/21	20,850	26,884
U.S. Treasury Bond	8.000%	11/15/21	205	262
U.S. Treasury Bond	7.250%	8/15/22	8,225	9,959
U.S. Treasury Bond	7.625%	11/15/22	220	276
U.S. Treasury Bond	6.250%	8/15/23	25	28
U.S. Treasury Bond	7.625%	2/15/25	26,975	34,364
U.S. Treasury Bond	6.875%	8/15/25	3,975	4,737
U.S. Treasury Bond	6.750%	8/15/26	29,220	34,586
U.S. Treasury Bond	6.500%	11/15/26	50	58
U.S. Treasury Bond	6.625%	2/15/27	33,505	39,264
U.S. Treasury Bond	6.375%	8/15/27	25,675	29,370
U.S. Treasury Bond	5.500%	8/15/28	525	545
U.S. Treasury Bond	5.250%	11/15/28	100	101
U.S. Treasury Bond	5.250%	2/15/29	75	76
U.S. Treasury Bond	6.125%	8/15/29	1,110	1,246
U.S. Treasury Bond	6.250%	5/15/30	8,505	9,724
U.S. Treasury Bond	5.375%	2/15/31	17,540	18,020
U.S. Treasury Bond	4.500%	2/15/36	375	340
U.S. Treasury Note	4.000%	9/30/07	500	499

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Treasury Note	2.625%	5/15/08	28,725	28,142
U.S. Treasury Note	3.750%	5/15/08	44,175	43,692
U.S. Treasury Note	4.875%	5/31/08	53,350	53,308
U.S. Treasury Note	5.125%	6/30/08	68,135	68,199
U.S. Treasury Note	5.000%	7/31/08	20,250	20,247
U.S. Treasury Note	4.125%	8/15/08	10,000	9,909
U.S. Treasury Note	4.875%	8/31/08	41,275	41,223
U.S. Treasury Note	3.125%	9/15/08	425	416
U.S. Treasury Note	4.625%	9/30/08	24,905	24,804
U.S. Treasury Note	3.125%	10/15/08	225	220
U.S. Treasury Note	4.875%	10/31/08	9,025	9,015
U.S. Treasury Note	3.375%	11/15/08	525	514
U.S. Treasury Note	4.375%	11/15/08	31,375	31,130
U.S. Treasury Note	4.750%	11/15/08	775	773
U.S. Treasury Note	4.750%	12/31/08	12,725	12,689
U.S. Treasury Note	3.250%	1/15/09	1,165	1,137
U.S. Treasury Note	4.875%	1/31/09	4,620	4,616
U.S. Treasury Note	4.500%	2/15/09	10,570	10,501
U.S. Treasury Note	4.500%	3/31/09	43,675	43,368
U.S. Treasury Note	3.125%	4/15/09	625	606
U.S. Treasury Note	3.875%	5/15/09	11,695	11,481
U.S. Treasury Note	4.875%	5/15/09	16,325	16,317
U.S. Treasury Note	4.000%	6/15/09	2,575	2,533
U.S. Treasury Note	3.625%	7/15/09	22,600	22,046
U.S. Treasury Note	3.500%	8/15/09	15,475	15,040
U.S. Treasury Note	4.875%	8/15/09	11,625	11,618
U.S. Treasury Note	6.000%	8/15/09	37,550	38,366
U.S. Treasury Note	3.375%	10/15/09	13,215	12,788
U.S. Treasury Note	4.625%	11/15/09	10,925	10,859
U.S. Treasury Note	3.500%	12/15/09	1,050	1,017
U.S. Treasury Note	3.625%	1/15/10	5,525	5,359
U.S. Treasury Note	3.500%	2/15/10	12,950	12,509
U.S. Treasury Note	6.500%	2/15/10	20,085	20,863
U.S. Treasury Note	4.000%	3/15/10	15,325	14,985
U.S. Treasury Note	4.000%	4/15/10	38,175	37,292
U.S. Treasury Note	3.875%	5/15/10	375	365
U.S. Treasury Note	4.125%	8/15/10	7,805	7,631
U.S. Treasury Note	4.500%	11/15/10	320	316
U.S. Treasury Note	4.375%	12/15/10	3,105	3,054
U.S. Treasury Note	4.250%	1/15/11	815	798
U.S. Treasury Note	4.500%	2/28/11	25,150	24,808
U.S. Treasury Note	4.750%	3/31/11	7,600	7,558
U.S. Treasury Note	4.875%	4/30/11	44,100	44,024
U.S. Treasury Note	4.875%	5/31/11	3,000	2,996
U.S. Treasury Note	5.125%	6/30/11	375	378
U.S. Treasury Note	4.875%	7/31/11	74,200	74,072
U.S. Treasury Note	4.500%	9/30/11	76,665	75,407
U.S. Treasury Note	4.625%	10/31/11	81,350	80,384
U.S. Treasury Note	4.500%	11/30/11	2,100	2,065
U.S. Treasury Note	4.625%	12/31/11	175	173
U.S. Treasury Note	4.625%	2/29/12	135	133
U.S. Treasury Note	4.500%	3/31/12	975	957
U.S. Treasury Note	4.500%	4/30/12	6,000	5,889
U.S. Treasury Note	4.000%	11/15/12	25	24
U.S. Treasury Note	3.875%	2/15/13	38,255	36,330
U.S. Treasury Note	4.250%	11/15/13	14,150	13,617

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	U.S. Treasury Note	4.000%	2/15/14	1,040	984
	U.S. Treasury Note	4.750%	5/15/14	500	494
	U.S. Treasury Note	4.250%	11/15/14	67,725	64,614
	U.S. Treasury Note	4.125%	5/15/15	1,300	1,225
	U.S. Treasury Note	4.250%	8/15/15	5,525	5,240
	U.S. Treasury Note	4.500%	11/15/15	54,925	52,951
	U.S. Treasury Note	5.125%	5/15/16	4,375	4,398
	U.S. Treasury Note	4.875%	8/15/16	75	74
					1,640,418
Agency Bonds and Notes (9.7%)
	Arab Republic of Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	800	755
1	Federal Farm Credit Bank	3.375%	7/15/08	625	613
1	Federal Farm Credit Bank	3.750%	1/15/09	725	710
1	Federal Farm Credit Bank	4.125%	4/15/09	1,350	1,325
1	Federal Farm Credit Bank	5.250%	8/3/09	1,725	1,725
1	Federal Farm Credit Bank	5.250%	9/13/10	825	827
1	Federal Farm Credit Bank	5.375%	7/18/11	2,550	2,563
1	Federal Farm Credit Bank	4.875%	12/16/15	800	771
1	Federal Farm Credit Bank	5.125%	8/25/16	2,225	2,169
1	Federal Farm Credit Bank	4.875%	1/17/17	1,150	1,099
1	Federal Home Loan Bank	5.125%	8/8/08	2,000	1,997
1	Federal Home Loan Bank	3.875%	8/22/08	5,000	4,931
1	Federal Home Loan Bank	5.800%	9/2/08	1,000	1,006
1	Federal Home Loan Bank	5.865%	9/2/08	2,800	2,817
1	Federal Home Loan Bank	5.000%	2/20/09	15,000	14,947
1	Federal Home Loan Bank	4.750%	4/24/09	30,000	29,786
1	Federal Home Loan Bank	5.375%	7/17/09	1,450	1,456
1	Federal Home Loan Bank	5.250%	8/5/09	625	625
1	Federal Home Loan Bank	5.000%	9/18/09	27,500	27,394
1	Federal Home Loan Bank	6.500%	11/13/09	1,300	1,337
1	Federal Home Loan Bank	5.000%	12/11/09	625	622
1	Federal Home Loan Bank	3.875%	1/15/10	1,850	1,793
1	Federal Home Loan Bank	4.375%	3/17/10	3,000	2,939
1	Federal Home Loan Bank	4.875%	5/14/10	775	768
1	Federal Home Loan Bank	7.625%	5/14/10	6,125	6,510
1	Federal Home Loan Bank	5.375%	8/19/11	5,300	5,324
1	Federal Home Loan Bank	4.875%	11/18/11	10,100	9,957
1	Federal Home Loan Bank	5.750%	5/15/12	1,525	1,557
1	Federal Home Loan Bank	5.375%	6/14/13	1,000	999
1	Federal Home Loan Bank	5.125%	8/14/13	9,775	9,651
1	Federal Home Loan Bank	4.500%	9/16/13	7,100	6,785
1	Federal Home Loan Bank	5.500%	8/13/14	11,625	11,694
1	Federal Home Loan Bank	5.375%	5/18/16	8,575	8,533
1	Federal Home Loan Bank	5.625%	6/13/16	350	352
1	Federal Home Loan Bank	4.750%	12/16/16	11,500	10,899
1	Federal Home Loan Bank	4.875%	5/17/17	650	621
1	Federal Home Loan Bank	5.250%	12/11/20	2,025	1,967
1	Federal Home Loan Bank	5.500%	7/15/36	3,000	2,946
1	Federal Home Loan Mortgage Corp.	4.625%	12/19/08	5,000	4,960
1	Federal Home Loan Mortgage Corp.	4.875%	2/17/09	10,000	9,958
1	Federal Home Loan Mortgage Corp.	5.750%	3/15/09	10,000	10,095
1	Federal Home Loan Mortgage Corp.	5.250%	5/21/09	18,600	18,624
1	Federal Home Loan Mortgage Corp.	5.000%	6/11/09	17,175	17,122
1	Federal Home Loan Mortgage Corp.	6.625%	9/15/09	2,875	2,959
1	Federal Home Loan Mortgage Corp.	7.000%	3/15/10	4,500	4,701

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Federal Home Loan Mortgage Corp.	4.125%	7/12/10	23,214	22,523
1	Federal Home Loan Mortgage Corp.	6.875%	9/15/10	2,691	2,821
1	Federal Home Loan Mortgage Corp.	4.750%	1/18/11	3,350	3,302
1	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	9,700	9,957
1	Federal Home Loan Mortgage Corp.	5.250%	7/18/11	13,000	12,995
1	Federal Home Loan Mortgage Corp.	5.750%	1/15/12	10,000	10,175
1	Federal Home Loan Mortgage Corp.	5.125%	7/15/12	3,600	3,574
1	Federal Home Loan Mortgage Corp.	5.500%	8/20/12	10,000	10,079
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/13	1,975	1,899
1	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	1,325	1,268
1	Federal Home Loan Mortgage Corp.	4.875%	11/15/13	10,350	10,077
1	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	20,650	20,184
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/15	7,500	7,089
1	Federal Home Loan Mortgage Corp.	4.750%	1/19/16	9,000	8,583
1	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	8,000	7,892
1	Federal Home Loan Mortgage Corp.	5.125%	10/18/16	2,000	1,951
1	Federal Home Loan Mortgage Corp.	5.000%	12/14/18	3,159	2,954
1	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,000	1,143
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	7,989	9,167
1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	227	247
1	Federal National Mortgage Assn.	3.875%	7/15/08	11,800	11,633
1	Federal National Mortgage Assn.	4.500%	10/15/08	13,700	13,579
1	Federal National Mortgage Assn.	3.375%	12/15/08	6,950	6,776
1	Federal National Mortgage Assn.	5.250%	1/15/09	10,775	10,790
1	Federal National Mortgage Assn.	4.875%	4/15/09	18,750	18,667
1	Federal National Mortgage Assn.	4.250%	5/15/09	12,700	12,509
1	Federal National Mortgage Assn.	6.375%	6/15/09	3,775	3,857
1	Federal National Mortgage Assn.	6.625%	9/15/09	9,015	9,280
1	Federal National Mortgage Assn.	7.250%	1/15/10	5,105	5,352
1	Federal National Mortgage Assn.	3.875%	2/15/10	30,000	29,045
1	Federal National Mortgage Assn.	4.125%	5/15/10	1,000	972
1	Federal National Mortgage Assn.	4.250%	8/15/10	8,000	7,779
1	Federal National Mortgage Assn.	6.625%	11/15/10	900	938
1	Federal National Mortgage Assn.	6.250%	2/1/11	400	412
1	Federal National Mortgage Assn.	5.125%	4/15/11	2,250	2,240
1	Federal National Mortgage Assn.	6.000%	5/15/11	5,000	5,131
1	Federal National Mortgage Assn.	5.000%	10/15/11	1,850	1,831
1	Federal National Mortgage Assn.	6.125%	3/15/12	12,875	13,311
1	Federal National Mortgage Assn.	4.875%	5/18/12	2,000	1,963
1	Federal National Mortgage Assn.	4.375%	9/15/12	1,050	1,006
1	Federal National Mortgage Assn.	4.750%	2/21/13	500	486
1	Federal National Mortgage Assn.	4.375%	3/15/13	1,450	1,381
1	Federal National Mortgage Assn.	4.625%	5/1/13	2,875	2,759
1	Federal National Mortgage Assn.	4.625%	10/15/13	15,650	15,026
1	Federal National Mortgage Assn.	5.125%	1/2/14	550	537
1	Federal National Mortgage Assn.	4.125%	4/15/14	7,500	6,967
1	Federal National Mortgage Assn.	4.625%	10/15/14	15,000	14,298
1	Federal National Mortgage Assn.	5.000%	4/15/15	2,000	1,947
1	Federal National Mortgage Assn.	4.375%	10/15/15	5,000	4,653
1	Federal National Mortgage Assn.	5.250%	9/15/16	5,725	5,649
1	Federal National Mortgage Assn.	4.875%	12/15/16	4,700	4,497
1	Federal National Mortgage Assn.	5.000%	2/13/17	7,700	7,457
1	Federal National Mortgage Assn.	7.125%	1/15/30	2,100	2,514
1	Federal National Mortgage Assn.	7.250%	5/15/30	9,900	12,070
1	Federal National Mortgage Assn.	6.625%	11/15/30	5,450	6,160
	Private Export Funding Corp.	7.200%	1/15/10	2,375	2,481

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	State of Israel (U.S. Government Guaranteed)	5.500%	9/18/23	450	451
	State of Israel (U.S. Government Guaranteed)	5.500%	12/4/23	350	348
	State of Israel (U.S. Government Guaranteed)	5.500%	4/26/24	225	223
1	Tennessee Valley Auth.	5.375%	11/13/08	1,075	1,077
1	Tennessee Valley Auth.	5.625%	1/18/11	4,000	4,044
1	Tennessee Valley Auth.	7.125%	5/1/30	3,375	4,001
1	Tennessee Valley Auth.	4.650%	6/15/35	850	738
1	Tennessee Valley Auth.	5.375%	4/1/56	1,575	1,509
					657,413
Mortgage-Backed Securities (36.3%)
	Conventional Mortgage-Backed Securities (33.4%)
[1,2]	Federal Home Loan Mortgage Corp.	4.000%	7/1/08–12/1/20	22,481	21,155
[1,2]	Federal Home Loan Mortgage Corp.	4.500%	3/1/08–10/1/35	92,571	87,264
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	3/1/08–5/1/37	234,589	222,074
[1,2]	Federal Home Loan Mortgage Corp.	5.500%	6/1/09–6/1/37	333,743	322,713
[1,2]	Federal Home Loan Mortgage Corp.	6.000%	4/1/13–1/1/37	135,023	134,103
[1,2]	Federal Home Loan Mortgage Corp.	6.500%	1/1/08–10/1/36	44,659	45,376
[1,2]	Federal Home Loan Mortgage Corp.	7.000%	2/1/11–9/1/36	18,901	19,451
[1,2]	Federal Home Loan Mortgage Corp.	7.500%	10/1/12–2/1/32	548	568
[1,2]	Federal Home Loan Mortgage Corp.	8.000%	6/1/12–11/1/31	390	409
[1,2]	Federal Home Loan Mortgage Corp.	8.500%	6/1/25–5/1/30	188	200
[1,2]	Federal Home Loan Mortgage Corp.	9.000%	2/1/25–9/1/30	13	15
[1,2]	Federal Home Loan Mortgage Corp.	9.500%	2/1/25	1	1
[1,2]	Federal National Mortgage Assn.	4.000%	9/1/10–6/1/19	19,090	17,937
[1,2]	Federal National Mortgage Assn.	4.500%	6/1/10–9/1/35	108,188	101,869
[1,2]	Federal National Mortgage Assn.	5.000%	9/1/09–1/1/37	364,817	344,731
[1,2]	Federal National Mortgage Assn.	5.500%	5/1/09–7/1/37	379,272	367,203
[1,2]	Federal National Mortgage Assn.	6.000%	11/1/08–7/1/37	252,752	250,740
[1,2]	Federal National Mortgage Assn.	6.500%	1/1/12–5/1/37	79,238	80,189
[1,2]	Federal National Mortgage Assn.	7.000%	7/1/14–7/1/37	19,143	19,692
[1,2]	Federal National Mortgage Assn.	7.500%	11/1/11–10/1/31	1,286	1,329
[1,2]	Federal National Mortgage Assn.	8.000%	12/1/29–6/1/31	177	185
[1,2]	Federal National Mortgage Assn.	8.500%	4/1/30–4/1/31	67	72
[1,2]	Federal National Mortgage Assn.	9.000%	8/1/30	3	4
[1,2]	Federal National Mortgage Assn.	9.500%	11/1/25	7	7
2	Government National Mortgage Assn.	4.000%	9/15/18	139	129
2	Government National Mortgage Assn.	4.500%	8/15/18–1/15/36	6,060	5,629
2	Government National Mortgage Assn.	5.000%	2/15/18–7/1/37	47,050	44,572
2	Government National Mortgage Assn.	5.500%	2/15/17–7/1/37	85,156	82,649
2	Government National Mortgage Assn.	6.000%	9/15/13–7/1/37	63,490	63,129
2	Government National Mortgage Assn.	6.500%	5/15/13–7/1/37	27,725	28,168
2	Government National Mortgage Assn.	7.000%	10/15/10–9/15/36	6,699	6,923
2	Government National Mortgage Assn.	7.500%	5/15/23–10/15/31	433	451
2	Government National Mortgage Assn.	8.000%	7/15/25–11/15/30	436	459
2	Government National Mortgage Assn.	8.500%	12/15/24–7/15/30	24	24
2	Government National Mortgage Assn.	9.000%	5/15/25–8/15/30	15	16
2	Government National Mortgage Assn.	9.500%	11/15/17	13	13

	Nonconventional Mortgage-Backed Securities (2.9%)
[1,2]	Federal Home Loan Mortgage Corp.	4.292%	4/1/36	5,645	5,553
[1,2]	Federal Home Loan Mortgage Corp.	4.331%	11/1/33	835	796
[1,2]	Federal Home Loan Mortgage Corp.	4.599%	11/1/34	2,717	2,649
[1,2]	Federal Home Loan Mortgage Corp.	4.623%	4/1/35	2,969	2,894
[1,2]	Federal Home Loan Mortgage Corp.	4.667%	12/1/35	3,609	3,547
[1,2]	Federal Home Loan Mortgage Corp.	4.699%	12/1/34	1,210	1,194
[1,2]	Federal Home Loan Mortgage Corp.	4.792%	7/1/35	4,810	4,720

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
[1,2] Federal Home Loan Mortgage Corp.	5.279%	3/1/36	3,187	3,168
[1,2] Federal Home Loan Mortgage Corp.	5.306%	3/1/37	1,733	1,721
[1,2] Federal Home Loan Mortgage Corp.	5.326%	12/1/36	1,210	1,176
[1,2] Federal Home Loan Mortgage Corp.	5.427%	3/1/37	1,964	1,940
[1,2] Federal Home Loan Mortgage Corp.	5.457%	4/1/37	3,686	3,643
[1,2] Federal Home Loan Mortgage Corp.	5.471%	1/1/37	1,876	1,877
[1,2] Federal Home Loan Mortgage Corp.	5.584%	5/1/36	3,907	3,928
[1,2] Federal Home Loan Mortgage Corp.	5.625%	4/1/37	2,666	2,658
[1,2] Federal Home Loan Mortgage Corp.	5.707%	12/1/36	3,971	3,959
[1,2] Federal Home Loan Mortgage Corp.	5.716%	3/1/37	5,377	5,359
[1,2] Federal Home Loan Mortgage Corp.	5.773%	5/1/36	1,539	1,530
[1,2] Federal Home Loan Mortgage Corp.	5.855%	4/1/37	3,619	3,637
[1,2] Federal Home Loan Mortgage Corp.	5.875%	5/1/37	3,748	3,707
[1,2] Federal National Mortgage Assn.	4.135%	5/1/34	2,375	2,298
[1,2] Federal National Mortgage Assn.	4.423%	8/1/35	5,277	5,138
[1,2] Federal National Mortgage Assn.	4.431%	4/1/36	4,274	4,228
[1,2] Federal National Mortgage Assn.	4.571%	1/1/35	1,561	1,532
[1,2] Federal National Mortgage Assn.	4.591%	11/1/34	5,294	5,103
[1,2] Federal National Mortgage Assn.	4.604%	12/1/34	1,888	1,849
[1,2] Federal National Mortgage Assn.	4.633%	11/1/33	815	768
[1,2] Federal National Mortgage Assn.	4.644%	9/1/34	1,247	1,218
[1,2] Federal National Mortgage Assn.	4.707%	10/1/34	2,607	2,566
[1,2] Federal National Mortgage Assn.	4.733%	8/1/35	1,086	1,071
[1,2] Federal National Mortgage Assn.	4.734%	9/1/35	2,191	2,147
[1,2] Federal National Mortgage Assn.	4.760%	6/1/34	1,950	1,917
[1,2] Federal National Mortgage Assn.	4.760%	9/1/34	1,175	1,161
[1,2] Federal National Mortgage Assn.	4.781%	4/1/36	5,316	5,276
[1,2] Federal National Mortgage Assn.	4.782%	10/1/34	3,155	3,111
[1,2] Federal National Mortgage Assn.	4.840%	4/1/37	3,645	3,608
[1,2] Federal National Mortgage Assn.	4.878%	7/1/35	2,856	2,806
[1,2] Federal National Mortgage Assn.	4.958%	7/1/35	1,496	1,479
[1,2] Federal National Mortgage Assn.	4.974%	10/1/35	3,399	3,357
[1,2] Federal National Mortgage Assn.	5.072%	11/1/35	4,382	4,308
[1,2] Federal National Mortgage Assn.	5.089%	12/1/35	5,280	5,215
[1,2] Federal National Mortgage Assn.	5.095%	1/1/36	2,596	2,564
[1,2] Federal National Mortgage Assn.	5.107%	2/1/36	616	608
[1,2] Federal National Mortgage Assn.	5.140%	12/1/35	4,981	4,918
[1,2] Federal National Mortgage Assn.	5.300%	3/1/37	2,475	2,452
[1,2] Federal National Mortgage Assn.	5.477%	2/1/36	3,115	3,089
[1,2] Federal National Mortgage Assn.	5.512%	5/1/37	1,946	1,943
[1,2] Federal National Mortgage Assn.	5.626%	7/1/36	1,328	1,333
[1,2] Federal National Mortgage Assn.	5.662%	1/1/37	2,602	2,597
[1,2] Federal National Mortgage Assn.	5.670%	6/1/36	1,008	1,016
[1,2] Federal National Mortgage Assn.	5.670%	3/1/37	2,732	2,731
[1,2] Federal National Mortgage Assn.	5.695%	3/1/37	7,268	7,257
[1,2] Federal National Mortgage Assn.	5.699%	2/1/37	2,097	2,104
[1,2] Federal National Mortgage Assn.	5.709%	2/1/37	5,195	5,192
[1,2] Federal National Mortgage Assn.	5.744%	12/1/36	7,668	7,668
[1,2] Federal National Mortgage Assn.	5.744%	3/1/37	6,624	6,617
[1,2] Federal National Mortgage Assn.	5.757%	4/1/36	2,555	2,571
[1,2] Federal National Mortgage Assn.	5.780%	4/1/37	13,923	13,957
[1,2] Federal National Mortgage Assn.	5.804%	4/1/37	3,232	3,203
[1,2] Federal National Mortgage Assn.	5.825%	6/1/37	2,000	1,996

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Federal National Mortgage Assn.	5.853%	1/1/36	1,675	1,687
[1,2]	Federal National Mortgage Assn.	5.892%	9/1/36	1,263	1,270
					2,466,034
Total U.S. Government and Agency Obligations (Cost $4,846,911)					4,763,865
Corporate Bonds (26.0%)
Asset-Backed/Commercial Mortgage-Backed Securities (7.7%)
[2,3]	American Express Credit Account Master Trust	5.430%	10/15/10	14,531	14,549
[2,3]	American Express Credit Account Master Trust	5.430%	9/15/10	14,500	14,516
[2,3]	American Express Credit Account Master Trust	5.500%	11/15/10	9,000	9,018
[2,4]	BA Covered Bond Issuer	5.500%	6/14/12	6,700	6,723
2	Bank One Issuance Trust	3.590%	5/17/10	3,000	2,990
[2,3]	Bank One Issuance Trust	5.440%	6/15/10	14,000	14,001
[2,3]	Bank One Issuance Trust	5.430%	12/15/10	30,000	30,045
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.624%	3/11/39	8,000	7,836
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.405%	12/11/40	4,625	4,488
[2,3]	Capital One Master Trust	5.520%	12/15/10	24,000	24,045
[2,3]	Capital One Master Trust	5.520%	11/15/11	14,000	14,091
[2,3]	Capital One Multi-Asset Execution Trust	5.590%	7/15/10	3,000	3,002
2	Capital One Multi-Asset Execution Trust	3.650%	7/15/11	8,500	8,341
2	Capital One Multi-Asset Execution Trust	5.050%	12/17/18	6,000	5,768
[2,3]	Chase Credit Card Master Trust	5.440%	2/15/10	11,500	11,499
[2,3]	Chase Credit Card Master Trust	5.440%	1/17/11	10,000	10,026
[2,3]	Chase Issuance Trust	5.330%	12/15/10	30,000	29,997
[2,3]	Chase Issuance Trust	5.330%	2/15/11	7,000	7,008
2	Chase Issuance Trust	4.650%	12/17/12	1,300	1,272
2	Citibank Credit Card Issuance Trust	6.875%	11/16/09	3,500	3,519
2	Citibank Credit Card Issuance Trust	2.900%	5/17/10	5,000	4,899
2	Citibank Credit Card Issuance Trust	3.500%	8/16/10	29,225	28,659
2	Citibank Credit Card Master Trust	5.875%	3/10/11	1,750	1,766
[2,4]	Citicorp Lease Pass-Through Trust	8.040%	12/15/19	225	256
2	Countrywide Home Loans	4.047%	5/25/33	363	357
2	Credit Suisse First Boston Mortgage Securities Corp.	5.100%	8/15/38	6,200	5,916
2	Credit Suisse Mortgage Capital Certificates	5.609%	2/15/39	10,000	9,805
2	DaimlerChrysler Auto Trust	4.200%	7/8/10	1,000	989
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	3,300	3,300
[2,3]	Discover Card Master Trust I	5.350%	4/16/10	5,000	5,001
[2,3]	Discover Card Master Trust I	5.340%	5/15/10	15,000	15,006
[2,3]	Discover Card Master Trust I	5.450%	8/15/10	3,000	3,004
[2,3]	Discover Card Master Trust I	5.330%	9/16/10	5,627	5,630
[2,3]	Discover Card Master Trust I	5.340%	5/15/11	15,000	15,021
[2,3]	Fleet Credit Card Master Trust II	5.460%	4/15/10	33,500	33,519
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	436	434
[2,3]	GE Capital Credit Card Master Note Trust	5.360%	9/15/10	18,150	18,154
[2,3]	GE Capital Credit Card Master Note Trust	5.330%	6/15/11	6,000	6,006
2	GE Capital Credit Card Master Note Trust	5.080%	9/15/12	6,600	6,574
[2,3]	Gracechurch Card Funding PLC	5.340%	11/16/09	8,000	8,002
[2,3]	Gracechurch Card Funding PLC	5.330%	6/15/10	19,000	19,015
[2,3]	Gracechurch Card Funding PLC	5.330%	9/15/10	17,000	17,013
2	Honda Auto Receivables Owner Trust	4.610%	8/17/09	1,578	1,572
2	Honda Auto Receivables Owner Trust	5.300%	7/21/10	4,050	4,046
2	Honda Auto Receivables Owner Trust	5.120%	10/15/10	6,000	5,975
2	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	1,800	1,732
[2,3]	MBNA Credit Card Master Note Trust	5.320%	12/15/10	30,459	30,484
2	MBNA Credit Card Master Note Trust	4.300%	2/15/11	950	940
[2,3]	MBNA Credit Card Master Note Trust	5.450%	2/15/11	19,000	19,050

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	MBNA Credit Card Master Note Trust	5.310%	9/15/11	10,000	10,003
2	MBNA Master Credit Card Trust	7.000%	2/15/12	5,800	6,012
2	Morgan Stanley Capital I	5.230%	9/15/42	1,675	1,611
2	Nissan Auto Receivables Owner Trust	4.190%	7/15/09	596	592
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	350	340
2	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	750	743
2	PSE&G Transition Funding LLC	6.890%	12/15/17	200	216
2	Salomon Brothers Mortgage Securities VII	4.115%	9/25/33	934	921
2	USAA Auto Owner Trust	4.550%	2/16/10	1,221	1,215
2	USAA Auto Owner Trust	5.360%	2/15/11	4,600	4,604
2	Volkswagen Auto Loan Enhanced Trust	4.800%	7/20/09	995	993
2	Wachovia Auto Owner Trust	4.790%	4/20/10	2,800	2,792
2	Wachovia Auto Owner Trust	3.440%	3/21/11	250	247
2	World Omni Auto Receivables Trust	3.540%	6/12/09	442	441
					525,589
Finance (8.0%)
	Banking (3.3%)
	Abbey National PLC	7.950%	10/26/29	1,250	1,509
	AmSouth Bank NA	5.200%	4/1/15	775	746
	BAC Capital Trust XI	6.625%	5/23/36	3,450	3,519
	BB&T Corp.	6.500%	8/1/11	100	103
	BB&T Corp.	4.750%	10/1/12	675	648
	BB&T Corp.	5.200%	12/23/15	725	696
	BB&T Corp.	5.625%	9/15/16	700	686
	BB&T Corp.	5.250%	11/1/19	1,825	1,705
	BB&T Corp.	6.750%	6/7/36	1,025	1,061
	Banc One Corp.	7.625%	10/15/26	175	202
	Bank One Corp.	2.625%	6/30/08	100	97
	Bank One Corp.	6.000%	2/17/09	795	802
	Bank One Corp.	7.875%	8/1/10	2,200	2,346
	Bank One Corp.	5.250%	1/30/13	725	711
	Bank One Corp.	4.900%	4/30/15	800	751
	Bank of America Corp.	3.250%	8/15/08	5,400	5,285
	Bank of America Corp.	3.375%	2/17/09	450	437
	Bank of America Corp.	4.250%	10/1/10	50	48
	Bank of America Corp.	4.375%	12/1/10	550	534
	Bank of America Corp.	5.375%	8/15/11	1,875	1,865
	Bank of America Corp.	6.250%	4/15/12	900	928
	Bank of America Corp.	4.750%	8/15/13	325	308
	Bank of America Corp.	5.375%	6/15/14	525	516
	Bank of America Corp.	5.125%	11/15/14	2,050	1,979
	Bank of America Corp.	5.250%	12/1/15	775	746
	Bank of America Corp.	5.750%	8/15/16	350	345
	Bank of America Corp.	5.625%	10/14/16	1,850	1,820
	Bank of America Corp.	5.300%	3/15/17	475	457
	Bank of America Corp.	5.420%	3/15/17	1,000	960
	Bank of America Corp.	6.100%	6/15/17	900	912
	Bank of America Corp.	5.625%	3/8/35	1,025	919
	Bank of America Corp.	6.000%	10/15/36	775	751
	Bank of New York Co., Inc.	4.950%	1/14/11	350	344
	Bank of New York Co., Inc.	4.950%	3/15/15	1,350	1,281
	Bank of Tokyo-Mitsubishi	8.400%	4/15/10	500	537
	BankAmerica Capital II	8.000%	12/15/26	900	937
	BankAmerica Corp.	5.875%	2/15/09	675	681
2	Barclays Bank PLC	6.278%	12/29/49	375	345
	Charter One Bank N.A.	5.500%	4/26/11	1,000	1,000

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Citicorp	6.375%	11/15/08	1,675	1,697
	Citigroup, Inc.	3.625%	2/9/09	1,600	1,559
	Citigroup, Inc.	4.250%	7/29/09	275	269
	Citigroup, Inc.	4.125%	2/22/10	775	755
	Citigroup, Inc.	4.625%	8/3/10	1,000	978
	Citigroup, Inc.	6.500%	1/18/11	1,825	1,881
	Citigroup, Inc.	5.100%	9/29/11	2,425	2,390
	Citigroup, Inc.	6.000%	2/21/12	325	331
	Citigroup, Inc.	5.250%	2/27/12	2,525	2,493
	Citigroup, Inc.	5.625%	8/27/12	1,750	1,749
	Citigroup, Inc.	5.125%	5/5/14	675	654
	Citigroup, Inc.	5.000%	9/15/14	5,779	5,497
	Citigroup, Inc.	4.875%	5/7/15	200	188
	Citigroup, Inc.	4.700%	5/29/15	275	257
	Citigroup, Inc.	5.300%	1/7/16	175	169
	Citigroup, Inc.	5.850%	8/2/16	150	151
	Citigroup, Inc.	6.625%	6/15/32	2,875	3,040
	Citigroup, Inc.	5.875%	2/22/33	2,475	2,348
	Citigroup, Inc.	6.000%	10/31/33	700	680
	Citigroup, Inc.	5.850%	12/11/34	400	386
	Citigroup, Inc.	6.125%	8/25/36	1,375	1,350
	Colonial Bank NA	6.375%	12/1/15	125	125
	Comerica Bank	5.750%	11/21/16	1,850	1,806
	Comerica Bank	5.200%	8/22/17	450	418
	Compass Bank	5.900%	4/1/26	225	214
2	Credit Suisse First Boston USA, Inc.	5.860%	5/15/49	800	769
	Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	2,400	2,366
	Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	900	893
	Credit Suisse First Boston USA, Inc.	5.500%	8/16/11	875	877
	Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	350	357
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	2,540	2,642
	Credit Suisse First Boston USA, Inc.	5.500%	8/15/13	2,350	2,331
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	4,025	3,809
	Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	450	431
	Credit Suisse First Boston USA, Inc.	5.375%	3/2/16	775	753
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	175	198
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,150	1,122
	Fifth Third Bank	3.375%	8/15/08	200	196
	Fifth Third Bank	4.200%	2/23/10	1,225	1,190
	Fifth Third Bank	4.750%	2/1/15	675	631
	Fifth Third Bank	4.500%	6/1/18	700	618
	First Tennessee Bank	5.050%	1/15/15	125	118
	First Union Institutional Capital I	8.040%	12/1/26	175	182
	FirstStar Bank	7.125%	12/1/09	275	286
	Fleet Capital Trust II	7.920%	12/11/26	725	754
4	HBOS Treasury Services PLC	5.250%	2/21/17	2,650	2,592
	HSBC Bank PLC	6.950%	3/15/11	350	366
	HSBC Bank USA	4.625%	4/1/14	1,275	1,195
	HSBC Bank USA	5.875%	11/1/34	1,225	1,174
	HSBC Bank USA	5.625%	8/15/35	1,425	1,299
	HSBC Holdings PLC	7.500%	7/15/09	1,300	1,351
	HSBC Holdings PLC	5.250%	12/12/12	625	616
	HSBC Holdings PLC	7.350%	11/27/32	125	139
	HSBC Holdings PLC	6.500%	5/2/36	800	825
	J.P. Morgan, Inc.	6.000%	1/15/09	1,125	1,136
	JP Morgan Chase Capital XXII	6.450%	2/2/37	450	428

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	JPM Capital Trust	6.550%	9/29/36	650	638
	JPMorgan Capital Trust	5.875%	3/15/35	1,525	1,401
	JPMorgan Chase & Co.	3.500%	3/15/09	1,300	1,263
	JPMorgan Chase & Co.	6.750%	2/1/11	1,000	1,037
	JPMorgan Chase & Co.	5.600%	6/1/11	3,100	3,111
	JPMorgan Chase & Co.	4.500%	1/15/12	4,625	4,444
	JPMorgan Chase & Co.	6.625%	3/15/12	400	416
	JPMorgan Chase & Co.	5.750%	1/2/13	350	351
	JPMorgan Chase & Co.	4.875%	3/15/14	260	248
	JPMorgan Chase & Co.	5.125%	9/15/14	295	283
	JPMorgan Chase & Co.	4.750%	3/1/15	1,625	1,522
	JPMorgan Chase & Co.	5.250%	5/1/15	2,900	2,779
	JPMorgan Chase & Co.	5.150%	10/1/15	1,175	1,118
	JPMorgan Chase & Co.	5.875%	6/13/16	525	521
	JPMorgan Chase & Co.	6.125%	6/27/17	700	705
	JPMorgan Chase & Co.	5.850%	8/1/35	100	92
	Key Bank NA	7.000%	2/1/11	300	313
	Key Bank NA	4.950%	9/15/15	800	748
	Key Bank NA	5.450%	3/3/16	1,600	1,543
	MBNA America Bank NA	4.625%	8/3/09	50	49
	MBNA Corp.	7.500%	3/15/12	725	782
	MBNA Corp.	6.125%	3/1/13	550	560
	MBNA Corp.	5.000%	6/15/15	625	590
	Marshall & Ilsley Bank	4.850%	6/16/15	450	424
	Marshall & Ilsley Corp.	4.375%	8/1/09	900	882
	Mellon Funding Corp.	3.250%	4/1/09	225	217
	Mellon Funding Corp.	5.000%	12/1/14	350	334
	National City Bank	4.150%	8/1/09	275	269
	National City Bank	4.500%	3/15/10	650	636
	National City Bank	6.250%	3/15/11	925	948
	National City Corp.	6.875%	5/15/19	550	588
	NationsBank Corp.	6.800%	3/15/28	900	960
4	Northern Rock PLC	5.625%	6/22/17	6,700	6,695
	PNC Bank NA	4.875%	9/21/17	2,075	1,911
	PNC Funding Corp.	5.125%	12/14/10	300	297
	PNC Funding Corp.	5.250%	11/15/15	1,075	1,031
	PNC Funding Corp.	5.625%	2/1/17	225	220
	Regions Financial Corp.	7.000%	3/1/11	975	1,020
	Regions Financial Corp.	7.750%	3/1/11	1,175	1,257
	Regions Financial Corp.	6.375%	5/15/12	2,275	2,344
2	Regions Financial Corp.	6.625%	5/1/77	400	386
	Royal Bank of Canada	4.125%	1/26/10	1,075	1,044
	Royal Bank of Canada	5.650%	7/20/11	375	378
	Royal Bank of Scotland Group PLC	5.000%	11/12/13	1,800	1,744
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	1,800	1,733
2	Royal Bank of Scotland Group PLC	7.648%	8/29/49	3,525	3,909
	Santander Central Hispano Issuances	7.625%	9/14/10	2,375	2,528
	Santander Finance Issuances	6.375%	2/15/11	475	489
	Sanwa Bank Ltd.	8.350%	7/15/09	1,175	1,237
	Sanwa Bank Ltd.	7.400%	6/15/11	2,400	2,555
	Southtrust Corp.	5.800%	6/15/14	225	225
	Sovereign Bancorp, Inc.	4.800%	9/1/10	1,100	1,073
	State Street Capital Trust	5.300%	1/15/16	275	266
	Sumitomo Bank International Finance NV	8.500%	6/15/09	925	975
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	1,865	2,042
	SunTrust Banks, Inc.	4.250%	10/15/09	1,000	975

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	SunTrust Banks, Inc.	6.375%	4/1/11	200	206
	SunTrust Banks, Inc.	6.000%	2/15/26	1,075	1,054
2	Suntrust Capital	6.100%	12/1/66	200	184
	Swiss Bank Corp.	7.000%	10/15/15	675	726
	Swiss Bank Corp.	7.375%	6/15/17	175	195
	Synovus Financial Corp.	5.125%	6/15/17	600	563
	UBS AG	5.875%	7/15/16	3,050	3,090
	UFJ Finance Aruba AEC	6.750%	7/15/13	2,350	2,471
	US Bank NA	6.375%	8/1/11	1,275	1,317
	US Bank NA	6.300%	2/4/14	2,000	2,061
	US Bank NA	4.950%	10/30/14	575	548
	Union Bank of California NA	5.950%	5/11/16	550	548
	UnionBanCal Corp.	5.250%	12/16/13	125	121
	Wachovia Bank NA	4.375%	8/15/08	500	494
	Wachovia Bank NA	4.875%	2/1/15	4,000	3,782
	Wachovia Bank NA	5.000%	8/15/15	175	165
	Wachovia Bank NA	5.850%	2/1/37	2,650	2,528
	Wachovia Corp.	3.500%	8/15/08	500	490
	Wachovia Corp.	3.625%	2/17/09	2,150	2,094
	Wachovia Corp.	7.875%	2/15/10	1,850	1,958
	Wachovia Corp.	4.375%	6/1/10	1,000	973
	Wachovia Corp.	7.800%	8/18/10	400	427
	Wachovia Corp.	5.300%	10/15/11	1,600	1,583
	Wachovia Corp.	4.875%	2/15/14	425	405
	Wachovia Corp.	5.625%	10/15/16	625	611
	Wachovia Corp.	5.750%	6/15/17	950	937
4	Wachovia Corp.	8.000%	12/15/26	775	806
	Wachovia Corp.	7.500%	4/15/35	100	116
	Wachovia Corp.	5.500%	8/1/35	1,050	941
	Wachovia Corp.	6.550%	10/15/35	100	104
	Washington Mutual Bank	6.875%	6/15/11	1,400	1,453
	Washington Mutual Bank	5.500%	1/15/13	925	908
	Washington Mutual Bank	5.125%	1/15/15	1,175	1,102
	Washington Mutual, Inc.	4.000%	1/15/09	500	489
	Washington Mutual, Inc.	4.200%	1/15/10	50	48
	Washington Mutual, Inc.	5.000%	3/22/12	1,225	1,184
	Washington Mutual, Inc.	5.250%	9/15/17	1,775	1,658
	Wells Fargo & Co.	3.125%	4/1/09	855	824
	Wells Fargo & Co.	4.200%	1/15/10	5,495	5,347
	Wells Fargo & Co.	4.875%	1/12/11	950	932
	Wells Fargo & Co.	5.300%	8/26/11	300	298
	Wells Fargo & Co.	5.125%	9/1/12	650	637
	Wells Fargo & Co.	4.950%	10/16/13	550	528
	Wells Fargo & Co.	5.000%	11/15/14	1,025	983
	Wells Fargo & Co.	5.375%	2/7/35	750	682
	Wells Fargo Bank NA	6.450%	2/1/11	1,175	1,209
	Wells Fargo Bank NA	4.750%	2/9/15	1,025	959
	Wells Fargo Bank NA	5.750%	5/16/16	2,650	2,647
	Wells Fargo Bank NA	5.950%	8/26/36	300	291
	Wells Fargo Capital X	5.950%	12/15/36	50	47
	Wells Fargo Financial	5.500%	8/1/12	675	674
	World Savings Bank, FSB	4.125%	12/15/09	350	340
	Zions Bancorp.	5.500%	11/16/15	850	819

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Brokerage (1.5%)
	Ameriprise Financial Inc.	5.350%	11/15/10	1,050	1,043
	Ameriprise Financial Inc.	5.650%	11/15/15	875	856
	Amvescap PLC	5.375%	2/27/13	25	24
	Bear Stearns Co., Inc.	2.875%	7/2/08	2,000	1,942
	Bear Stearns Co., Inc.	4.550%	6/23/10	800	778
	Bear Stearns Co., Inc.	5.500%	8/15/11	200	198
	Bear Stearns Co., Inc.	5.350%	2/1/12	3,400	3,339
	Bear Stearns Co., Inc.	5.700%	11/15/14	1,450	1,422
	Bear Stearns Co., Inc.	5.300%	10/30/15	400	380
	Bear Stearns Co., Inc.	5.550%	1/22/17	1,250	1,180
	Goldman Sachs Group, Inc.	3.875%	1/15/09	1,435	1,404
	Goldman Sachs Group, Inc.	4.500%	6/15/10	6,685	6,514
	Goldman Sachs Group, Inc.	6.875%	1/15/11	525	547
	Goldman Sachs Group, Inc.	6.600%	1/15/12	2,725	2,828
	Goldman Sachs Group, Inc.	5.700%	9/1/12	450	450
	Goldman Sachs Group, Inc.	5.250%	4/1/13	1,150	1,120
	Goldman Sachs Group, Inc.	4.750%	7/15/13	275	260
	Goldman Sachs Group, Inc.	5.250%	10/15/13	1,050	1,016
	Goldman Sachs Group, Inc.	5.150%	1/15/14	2,525	2,438
	Goldman Sachs Group, Inc.	5.000%	10/1/14	2,025	1,924
	Goldman Sachs Group, Inc.	5.125%	1/15/15	2,250	2,141
	Goldman Sachs Group, Inc.	5.350%	1/15/16	1,850	1,772
	Goldman Sachs Group, Inc.	5.750%	10/1/16	375	366
	Goldman Sachs Group, Inc.	5.625%	1/15/17	1,775	1,702
	Goldman Sachs Group, Inc.	5.950%	1/15/27	1,025	972
	Goldman Sachs Group, Inc.	6.125%	2/15/33	350	337
	Goldman Sachs Group, Inc.	6.345%	2/15/34	1,150	1,098
	Goldman Sachs Group, Inc.	6.450%	5/1/36	2,375	2,338
	Janus Capital Group	5.875%	9/15/11	400	398
	Janus Capital Group	6.700%	6/15/17	375	379
	Jefferies Group Inc.	6.450%	6/8/27	2,300	2,269
	Jefferies Group Inc.	6.250%	1/15/36	925	882
4	Lazard Group	6.850%	6/15/17	750	750
	Lehman Brothers Holdings, Inc.	3.500%	8/7/08	175	172
	Lehman Brothers Holdings, Inc.	3.600%	3/13/09	850	827
	Lehman Brothers Holdings, Inc.	3.950%	11/10/09	675	653
	Lehman Brothers Holdings, Inc.	4.250%	1/27/10	550	534
	Lehman Brothers Holdings, Inc.	4.500%	7/26/10	2,275	2,216
	Lehman Brothers Holdings, Inc.	4.375%	11/30/10	500	481
	Lehman Brothers Holdings, Inc.	5.000%	1/14/11	500	490
	Lehman Brothers Holdings, Inc.	6.625%	1/18/12	3,275	3,395
	Lehman Brothers Holdings, Inc.	5.250%	2/6/12	1,150	1,131
	Lehman Brothers Holdings, Inc.	5.750%	5/17/13	1,650	1,649
	Lehman Brothers Holdings, Inc.	5.500%	4/4/16	950	920
	Lehman Brothers Holdings, Inc.	5.750%	1/3/17	125	121
2	Lehman Brothers Holdings, Inc.	6.000%	5/3/32	550	518
	Merrill Lynch & Co., Inc.	3.125%	7/15/08	2,025	1,969
	Merrill Lynch & Co., Inc.	4.125%	1/15/09	275	270
	Merrill Lynch & Co., Inc.	6.000%	2/17/09	750	757
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	1,000	972
	Merrill Lynch & Co., Inc.	4.790%	8/4/10	2,550	2,503
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	1,650	1,663
	Merrill Lynch & Co., Inc.	5.000%	2/3/14	500	477
	Merrill Lynch & Co., Inc.	5.450%	7/15/14	100	98
	Merrill Lynch & Co., Inc.	5.000%	1/15/15	3,150	2,988

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	650	644
	Merrill Lynch & Co., Inc.	5.700%	5/2/17	1,625	1,565
	Merrill Lynch & Co., Inc.	6.875%	11/15/18	1,350	1,446
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	2,475	2,418
	Merrill Lynch & Co., Inc.	6.110%	1/29/37	900	848
	Morgan Stanley Dean Witter	3.875%	1/15/09	6,100	5,971
	Morgan Stanley Dean Witter	4.000%	1/15/10	4,075	3,938
	Morgan Stanley Dean Witter	4.250%	5/15/10	675	655
	Morgan Stanley Dean Witter	6.750%	4/15/11	175	182
	Morgan Stanley Dean Witter	5.625%	1/9/12	1,025	1,024
	Morgan Stanley Dean Witter	4.750%	4/1/14	5,725	5,349
	Morgan Stanley Dean Witter	5.375%	10/15/15	925	886
	Morgan Stanley Dean Witter	5.750%	10/18/16	950	924
	Morgan Stanley Dean Witter	5.450%	1/9/17	1,075	1,035
	Morgan Stanley Dean Witter	5.550%	4/27/17	1,425	1,361
	Morgan Stanley Dean Witter	6.250%	8/9/26	2,375	2,359
	Morgan Stanley Dean Witter	7.250%	4/1/32	1,200	1,335

	Finance Companies (1.7%)
	Allied Capital Corp.	6.000%	4/1/12	375	370
	American Express Centurion Bank	4.375%	7/30/09	775	760
	American Express Co.	4.750%	6/17/09	175	173
	American Express Co.	5.250%	9/12/11	500	494
	American Express Co.	5.500%	9/12/16	500	487
2	American Express Co.	6.800%	9/1/66	700	722
	American Express Credit Corp.	5.000%	12/2/10	1,225	1,211
	American General Finance Corp.	3.875%	10/1/09	325	314
	American General Finance Corp.	4.875%	5/15/10	350	344
	American General Finance Corp.	5.625%	8/17/11	725	723
	American General Finance Corp.	4.875%	7/15/12	1,050	1,010
	American General Finance Corp.	5.850%	6/1/13	1,925	1,932
	American General Finance Corp.	5.750%	9/15/16	2,675	2,620
	CIT Group Co. of Canada	4.650%	7/1/10	800	777
	CIT Group Co. of Canada	5.600%	11/2/11	400	397
	CIT Group Co. of Canada	5.200%	6/1/15	675	626
	CIT Group, Inc.	5.000%	11/24/08	450	447
	CIT Group, Inc.	4.250%	2/1/10	600	580
	CIT Group, Inc.	5.200%	11/3/10	325	320
	CIT Group, Inc.	4.750%	12/15/10	525	508
	CIT Group, Inc.	5.600%	4/27/11	175	174
	CIT Group, Inc.	5.800%	7/28/11	425	425
	CIT Group, Inc.	5.400%	3/7/13	100	97
	CIT Group, Inc.	5.125%	9/30/14	1,400	1,314
	CIT Group, Inc.	5.000%	2/1/15	275	256
	CIT Group, Inc.	5.400%	1/30/16	525	494
	CIT Group, Inc.	5.850%	9/15/16	800	772
	CIT Group, Inc.	5.650%	2/13/17	3,800	3,602
2	CIT Group, Inc.	6.100%	3/15/67	25	23
	CIT Group, Inc.	6.000%	4/1/36	750	699
	Capital One Bank	5.750%	9/15/10	1,375	1,382
	Capital One Capital III	7.686%	8/15/36	600	620
	Capital One Capital IV	6.745%	2/17/37	375	353
	Capital One Financial	5.700%	9/15/11	400	399
	Capital One Financial	4.800%	2/21/12	175	167
	Capital One Financial	5.500%	6/1/15	425	410
	Capital One Financial	6.150%	9/1/16	900	892

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital One Financial	5.250%	2/21/17	1,150	1,074
4	Capmark Financial Group	5.875%	5/10/12	150	147
4	Capmark Financial Group	6.300%	5/10/17	350	340
	Countrywide Financial Corp.	6.250%	5/15/16	1,325	1,302
	Countrywide Home Loan	6.250%	4/15/09	1,000	1,012
	Countrywide Home Loan	4.125%	9/15/09	1,700	1,646
	Countrywide Home Loan	4.000%	3/22/11	1,425	1,335
	General Electric Capital Corp.	3.600%	10/15/08	440	431
	General Electric Capital Corp.	3.125%	4/1/09	175	169
	General Electric Capital Corp.	3.250%	6/15/09	3,050	2,940
	General Electric Capital Corp.	5.250%	10/27/09	700	699
	General Electric Capital Corp.	7.375%	1/19/10	1,575	1,650
	General Electric Capital Corp.	4.875%	10/21/10	1,600	1,575
	General Electric Capital Corp.	6.125%	2/22/11	3,850	3,929
	General Electric Capital Corp.	5.500%	4/28/11	1,450	1,451
	General Electric Capital Corp.	5.875%	2/15/12	8,550	8,651
	General Electric Capital Corp.	4.375%	3/3/12	1,050	1,001
	General Electric Capital Corp.	4.250%	6/15/12	1,675	1,587
	General Electric Capital Corp.	6.000%	6/15/12	1,375	1,401
	General Electric Capital Corp.	5.450%	1/15/13	550	546
	General Electric Capital Corp.	5.500%	6/4/14	3,000	2,963
	General Electric Capital Corp.	5.650%	6/9/14	1,225	1,223
	General Electric Capital Corp.	5.000%	1/8/16	850	807
	General Electric Capital Corp.	5.375%	10/20/16	600	581
	General Electric Capital Corp.	5.400%	2/15/17	1,350	1,305
	General Electric Capital Corp.	6.750%	3/15/32	3,025	3,286
2	HSBC Finance Capital Trust IX	5.911%	11/30/35	100	97
	HSBC Finance Corp.	4.125%	12/15/08	2,750	2,701
	HSBC Finance Corp.	4.750%	5/15/09	3,150	3,113
	HSBC Finance Corp.	4.125%	11/16/09	1,050	1,020
	HSBC Finance Corp.	4.625%	9/15/10	1,025	999
	HSBC Finance Corp.	5.250%	1/14/11	2,275	2,246
	HSBC Finance Corp.	5.700%	6/1/11	2,350	2,351
	HSBC Finance Corp.	6.375%	10/15/11	350	360
	HSBC Finance Corp.	7.000%	5/15/12	1,375	1,451
	HSBC Finance Corp.	5.900%	6/19/12	1,050	1,056
	HSBC Finance Corp.	6.375%	11/27/12	750	771
	HSBC Finance Corp.	4.750%	7/15/13	1,075	1,016
	HSBC Finance Corp.	5.250%	1/15/14	875	847
	HSBC Finance Corp.	5.250%	4/15/15	175	168
	HSBC Finance Corp.	5.000%	6/30/15	3,350	3,141
	HSBC Finance Corp.	5.500%	1/19/16	500	480
	International Lease Finance Corp.	6.375%	3/15/09	450	456
	International Lease Finance Corp.	3.500%	4/1/09	150	145
	International Lease Finance Corp.	4.875%	9/1/10	875	858
	International Lease Finance Corp.	5.125%	11/1/10	1,475	1,457
	International Lease Finance Corp.	5.450%	3/24/11	475	472
	International Lease Finance Corp.	5.750%	6/15/11	2,500	2,510
	International Lease Finance Corp.	5.400%	2/15/12	300	297
	International Lease Finance Corp.	5.300%	5/1/12	100	98
	International Lease Finance Corp.	5.000%	9/15/12	500	484
	International Lease Finance Corp.	5.625%	9/20/13	100	99
	International Lease Finance Corp.	5.650%	6/1/14	1,150	1,139
	iStar Financial Inc.	6.000%	12/15/10	250	251
	iStar Financial Inc.	5.800%	3/15/11	900	896
	iStar Financial Inc.	5.650%	9/15/11	425	420

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	iStar Financial Inc.	5.150%	3/1/12	1,125	1,084
	iStar Financial Inc.	5.950%	10/15/13	200	197
	iStar Financial Inc.	5.875%	3/15/16	325	312
	iStar Financial Inc.	5.850%	3/15/17	200	193
	Residential Capital Corp.	6.125%	11/21/08	1,825	1,812
	Residential Capital Corp.	6.500%	6/1/12	825	807
	Residential Capital Corp.	6.500%	4/17/13	1,170	1,133
	SLM Corp.	4.500%	7/26/10	450	417
	SLM Corp.	5.400%	10/25/11	4,100	3,761
	SLM Corp.	5.050%	11/14/14	750	624
	SLM Corp.	5.625%	8/1/33	1,075	828

	Insurance (1.1%)
	ACE Capital Trust II	9.700%	4/1/30	225	293
	ACE INA Holdings, Inc.	5.700%	2/15/17	400	388
	AEGON Funding Corp.	5.750%	12/15/20	100	98
	AEGON NV	4.750%	6/1/13	475	453
	AXA Financial, Inc.	7.750%	8/1/10	325	346
	AXA SA	8.600%	12/15/30	1,625	1,969
	Aetna, Inc.	7.875%	3/1/11	150	161
	Aetna, Inc.	5.750%	6/15/11	300	302
	Aetna, Inc.	6.000%	6/15/16	75	75
	Aetna, Inc.	6.625%	6/15/36	2,000	2,043
	Allied World Assurance	7.500%	8/1/16	725	757
	Allstate Corp.	7.200%	12/1/09	800	832
	Allstate Corp.	5.000%	8/15/14	950	911
	Allstate Corp.	6.125%	12/15/32	550	544
	Allstate Corp.	5.550%	5/9/35	250	226
2	Allstate Corp.	6.125%	5/15/37	350	337
2	Allstate Corp.	6.500%	5/15/57	325	309
	Allstate Life Global Funding	4.500%	5/29/09	300	296
	Ambac, Inc.	5.950%	12/5/35	1,050	1,004
	Ambac, Inc.	6.150%	2/15/37	125	113
	American General Capital II	8.500%	7/1/30	100	126
	American International Group, Inc.	4.700%	10/1/10	1,550	1,517
	American International Group, Inc.	5.375%	10/18/11	500	498
	American International Group, Inc.	4.950%	3/20/12	1,300	1,270
	American International Group, Inc.	5.050%	10/1/15	625	595
	American International Group, Inc.	5.600%	10/18/16	3,000	2,960
	American International Group, Inc.	6.250%	5/1/36	375	379
	American International Group, Inc.	6.250%	3/15/37	350	328
	Arch Capital Group Ltd.	7.350%	5/1/34	275	291
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	225	219
	Assurant, Inc.	5.625%	2/15/14	500	488
	Assurant, Inc.	6.750%	2/15/34	850	868
	Axis Capital Holdings	5.750%	12/1/14	175	171
	Berkshire Hathaway Finance Corp.	3.375%	10/15/08	475	464
	Berkshire Hathaway Finance Corp.	4.125%	1/15/10	1,085	1,054
	Berkshire Hathaway Finance Corp.	4.200%	12/15/10	350	338
	Berkshire Hathaway Finance Corp.	4.750%	5/15/12	425	412
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	850	807
	Berkshire Hathaway Finance Corp.	5.100%	7/15/14	50	48
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	1,625	1,537
	CIGNA Corp.	7.875%	5/15/27	150	173
	CIGNA Corp.	6.150%	11/15/36	1,050	1,002
	CNA Financial Corp.	6.000%	8/15/11	200	201

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CNA Financial Corp.	5.850%	12/15/14	1,425	1,389
	CNA Financial Corp.	6.500%	8/15/16	475	481
2	Chubb Corp.	6.375%	3/29/67	300	293
	Chubb Corp.	6.000%	5/11/37	1,175	1,120
	Cincinnati Financial Corp.	6.920%	5/15/28	400	426
	Cincinnati Financial Corp.	6.125%	11/1/34	375	363
	Commerce Group, Inc.	5.950%	12/9/13	125	123
2	Everest Reinsurance Holdings, Inc.	6.600%	5/1/67	350	336
	Fidelity National Financial, Inc.	7.300%	8/15/11	400	417
	Fund American Cos., Inc.	5.875%	5/15/13	250	243
	GE Global Insurance Holdings Corp.	7.000%	2/15/26	475	507
	GE Global Insurance Holdings Corp.	7.750%	6/15/30	350	405
	Genworth Financial, Inc.	4.750%	6/15/09	375	370
	Genworth Financial, Inc.	5.750%	6/15/14	175	174
	Genworth Financial, Inc.	4.950%	10/1/15	100	94
	Genworth Financial, Inc.	6.500%	6/15/34	375	386
2	Genworth Financial, Inc.	6.150%	11/15/66	200	191
	Hartford Financial Services Group, Inc.	5.250%	10/15/11	625	618
	Hartford Financial Services Group, Inc.	5.500%	10/15/16	250	243
	Hartford Financial Services Group, Inc.	5.375%	3/15/17	300	288
	Hartford Financial Services Group, Inc.	5.950%	10/15/36	400	384
	Hartford Financial Services Group, Inc.	6.100%	10/1/41	1,325	1,282
	Humana Inc.	6.450%	6/1/16	1,200	1,205
2	ING Capital Funding Trust III	5.775%	12/8/49	750	725
	ING USA Global	4.500%	10/1/10	1,925	1,870
2	Lincoln National Corp.	6.050%	4/20/67	225	214
	Lincoln National Corp.	6.150%	4/7/36	1,575	1,547
	Loews Corp.	6.000%	2/1/35	175	162
	Marsh & McLennan Cos., Inc.	5.150%	9/15/10	125	122
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	925	926
	Marsh & McLennan Cos., Inc.	5.750%	9/15/15	1,575	1,488
	MetLife, Inc.	5.375%	12/15/12	350	347
	MetLife, Inc.	5.000%	11/24/13	225	216
	MetLife, Inc.	5.500%	6/15/14	100	98
	MetLife, Inc.	5.000%	6/15/15	1,000	947
	MetLife, Inc.	6.500%	12/15/32	250	259
	MetLife, Inc.	6.375%	6/15/34	800	805
	MetLife, Inc.	5.700%	6/15/35	300	277
	Principal Financial Group, Inc.	6.050%	10/15/36	550	532
	Principal Life Income Funding	5.125%	3/1/11	600	592
	Principal Life Income Funding	5.100%	4/15/14	350	337
	Progressive Corp.	6.375%	1/15/12	500	516
	Progressive Corp.	6.625%	3/1/29	575	610
2	Progressive Corp.	6.700%	6/15/37	700	694
	Protective Life Secured Trust	3.700%	11/24/08	875	856
	Protective Life Secured Trust	4.850%	8/16/10	500	491
	Prudential Financial, Inc.	5.800%	6/15/12	775	781
	Prudential Financial, Inc.	4.500%	7/15/13	225	211
	Prudential Financial, Inc.	5.100%	9/20/14	450	433
	Prudential Financial, Inc.	5.500%	3/15/16	450	438
	Prudential Financial, Inc.	6.100%	6/15/17	600	605
	Prudential Financial, Inc.	5.750%	7/15/33	450	421
	Prudential Financial, Inc.	5.400%	6/13/35	450	399
	Prudential Financial, Inc.	5.900%	3/17/36	650	613
	Prudential Financial, Inc.	5.700%	12/14/36	1,250	1,145
	Safeco Corp.	4.875%	2/1/10	250	246

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	St. Paul Travelers Cos., Inc.	5.500%	12/1/15	350	340
	St. Paul Travelers Cos., Inc.	6.250%	6/20/16	850	865
	Torchmark Corp.	6.375%	6/15/16	500	511
2	Travelers Cos. Inc.	6.250%	3/15/37	300	288
	Travelers Cos. Inc.	6.250%	6/15/37	600	584
	Travelers Property Casualty Corp.	6.375%	3/15/33	1,550	1,545
	UnitedHealth Group, Inc.	4.125%	8/15/09	1,075	1,047
	UnitedHealth Group, Inc.	5.000%	8/15/14	250	239
	UnitedHealth Group, Inc.	4.875%	3/15/15	600	564
4	UnitedHealth Group, Inc.	6.000%	6/15/17	300	300
	UnitedHealth Group, Inc.	5.800%	3/15/36	200	184
4	UnitedHealth Group, Inc.	6.500%	6/15/37	350	353
	WellPoint Inc.	4.250%	12/15/09	125	121
	WellPoint Inc.	5.000%	1/15/11	1,075	1,050
	WellPoint Inc.	6.375%	1/15/12	275	281
	WellPoint Inc.	5.000%	12/15/14	575	542
	WellPoint Inc.	5.250%	1/15/16	100	95
	WellPoint Inc.	5.875%	6/15/17	800	790
	WellPoint Inc.	5.950%	12/15/34	1,275	1,176
	WellPoint Inc.	5.850%	1/15/36	150	137
	WellPoint Inc.	6.375%	6/15/37	1,075	1,061
	Willis North America Inc.	5.625%	7/15/15	500	467
	Willis North America Inc.	6.200%	3/28/17	500	492
	XL Capital Ltd.	5.250%	9/15/14	1,050	1,003
	XL Capital Ltd.	6.375%	11/15/24	125	122
	XL Capital Ltd.	6.250%	5/15/27	900	860
2	XL Capital Ltd.	6.500%	12/15/49	550	516
4	XTRA Finance Corp.	5.150%	4/1/17	2,050	1,960

	Real Estate Investment Trusts (0.4%)
	Archstone-Smith Operating Trust	5.250%	5/1/15	650	626
	Arden Realty LP	5.250%	3/1/15	100	97
	AvalonBay Communities, Inc.	5.500%	1/15/12	275	274
	AvalonBay Communities, Inc.	5.750%	9/15/16	125	123
	Boston Properties, Inc.	6.250%	1/15/13	600	616
	Boston Properties, Inc.	5.625%	4/15/15	375	370
	Brandywine Operating Partnership	5.625%	12/15/10	1,025	1,024
	Brandywine Operating Partnership	5.400%	11/1/14	50	48
	Camden Property Trust	5.700%	5/15/17	525	507
	Colonial Realty LP	5.500%	10/1/15	175	168
	Developers Diversified Realty Corp.	5.375%	10/15/12	825	806
	Duke Realty LP	5.625%	8/15/11	200	200
	Duke Realty LP	5.950%	2/15/17	225	224
	ERP Operating LP	6.625%	3/15/12	1,175	1,219
	ERP Operating LP	5.500%	10/1/12	650	643
	ERP Operating LP	5.125%	3/15/16	1,075	1,014
	ERP Operating LP	5.375%	8/1/16	225	217
	ERP Operating LP	5.750%	6/15/17	750	735
	HRPT Properties Trust	6.250%	8/15/16	250	252
	HRPT Properties Trust	6.250%	6/15/17	625	630
	Health Care Property Investors, Inc.	5.950%	9/15/11	375	376
	Health Care Property Investors, Inc.	6.450%	6/25/12	850	865
	Health Care Property Investors, Inc.	6.300%	9/15/16	375	374
	Health Care REIT, Inc.	6.200%	6/1/16	1,000	990
	Hospitality Properties	5.125%	2/15/15	175	163
	Kimco Realty Corp.	5.783%	3/15/16	125	123

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Liberty Property LP	5.125%	3/2/15	1,250	1,189
Liberty Property LP	5.500%	12/15/16	175	168
ProLogis	5.250%	11/15/10	525	519
ProLogis	5.500%	3/1/13	175	172
ProLogis	5.625%	11/15/15	775	757
ProLogis	5.750%	4/1/16	525	516
ProLogis	5.625%	11/15/16	575	560
Regency Centers LP	6.750%	1/15/12	1,275	1,325
Simon Property Group Inc.	4.600%	6/15/10	825	805
Simon Property Group Inc.	4.875%	8/15/10	300	294
Simon Property Group Inc.	5.600%	9/1/11	500	499
Simon Property Group Inc.	5.000%	3/1/12	350	340
Simon Property Group Inc.	5.750%	12/1/15	950	938
Simon Property Group Inc.	6.100%	5/1/16	200	203
Simon Property Group Inc.	5.250%	12/1/16	2,100	1,990
Simon Property Group Inc.	5.875%	3/1/17	950	946
Tanger Factory Outlet Centers, Inc.	6.150%	11/15/15	525	525
Vornado Realty	5.600%	2/15/11	400	398

Other (0.0%)
J. Paul Getty Trust	5.875%	10/1/33	225	216
				539,533
Industrial (8.6%)
Basic Industry (0.5%)
Alcan, Inc.	4.500%	5/15/13	500	465
Alcan, Inc.	5.000%	6/1/15	100	93
Alcan, Inc.	6.125%	12/15/33	575	537
Alcoa, Inc.	5.550%	2/1/17	675	642
Alcoa, Inc.	5.720%	2/23/19	1,215	1,155
Alcoa, Inc.	5.870%	2/23/22	410	388
Alcoa, Inc.	5.900%	2/1/27	25	23
BHP Billiton Finance	4.800%	4/15/13	650	621
BHP Billiton Finance	5.250%	12/15/15	725	703
BHP Finance USA Ltd.	5.125%	3/29/12	600	588
BHP Finance USA Ltd.	8.500%	12/1/12	300	341
BHP Finance USA Ltd.	5.400%	3/29/17	825	797
Barrick Gold Finance Inc.	4.875%	11/15/14	225	212
Celulosa Arauco Constitution SA	8.625%	8/15/10	775	838
Celulosa Arauco Constitution SA	5.625%	4/20/15	825	785
Dow Chemical Co.	6.125%	2/1/11	1,575	1,599
Dow Chemical Co.	6.000%	10/1/12	125	126
Dow Chemical Co.	7.375%	11/1/29	1,150	1,247
E.I. du Pont de Nemours & Co.	6.875%	10/15/09	725	748
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	125	121
E.I. du Pont de Nemours & Co.	4.750%	11/15/12	975	938
E.I. du Pont de Nemours & Co.	5.250%	12/15/16	75	71
E.I. du Pont de Nemours & Co.	6.500%	1/15/28	175	180
Eastman Chemical Co.	7.600%	2/1/27	275	295
Falconbridge Ltd.	7.350%	6/5/12	275	294
ICI Wilmington	4.375%	12/1/08	575	565
Inco Ltd.	7.750%	5/15/12	275	296
Inco Ltd.	5.700%	10/15/15	450	441
International Paper Co.	4.250%	1/15/09	700	686
International Paper Co.	5.850%	10/30/12	292	291
International Paper Co.	5.300%	4/1/15	550	520
Lubrizol Corp.	5.500%	10/1/14	1,525	1,471

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Lubrizol Corp.	6.500%	10/1/34	650	630
	MeadWestvaco Corp.	6.850%	4/1/12	225	232
	Monsanto Co.	7.375%	8/15/12	500	535
	Newmont Mining	5.875%	4/1/35	225	200
	Noranda, Inc.	7.250%	7/15/12	950	1,011
	Noranda, Inc.	5.500%	6/15/17	175	168
	Placer Dome, Inc.	6.450%	10/15/35	350	346
	Plum Creek Timber Co.	5.875%	11/15/15	525	505
	Potash Corp. of Saskatchewan	7.750%	5/31/11	1,775	1,902
	Praxair, Inc.	3.950%	6/1/13	950	871
	Praxair, Inc.	5.200%	3/15/17	25	24
	Rio Tinto Finance USA Ltd.	2.625%	9/30/08	325	314
2	Rohm & Haas Co.	9.800%	4/15/20	313	378
	Rohm & Haas Co.	7.850%	7/15/29	350	401
	Southern Copper Corp.	7.500%	7/27/35	1,250	1,338
	Teck Cominco Ltd.	6.125%	10/1/35	675	627
	Vale Overseas Ltd.	6.250%	1/11/16	150	148
	Vale Overseas Ltd.	6.250%	1/23/17	475	470
	Vale Overseas Ltd.	8.250%	1/17/34	325	377
	Vale Overseas Ltd.	6.875%	11/21/36	2,850	2,850
	WMC Finance USA	5.125%	5/15/13	1,000	967
	Weyerhaeuser Co.	6.750%	3/15/12	1,525	1,575
	Weyerhaeuser Co.	7.375%	3/15/32	1,925	1,959

	Capital Goods (1.0%)
	3M Co.	5.125%	11/6/09	175	175
[2,4]	BAE Systems Asset Trust	7.156%	12/15/11	77	79
	Bemis Co. Inc.	4.875%	4/1/12	450	432
	Boeing Capital Corp.	7.375%	9/27/10	400	423
	Boeing Capital Corp.	6.500%	2/15/12	2,025	2,111
	Boeing Capital Corp.	5.800%	1/15/13	875	886
	Boeing Co.	8.750%	8/15/21	550	703
	Boeing Co.	7.250%	6/15/25	875	1,007
	Boeing Co.	8.750%	9/15/31	175	234
	Boeing Co.	6.125%	2/15/33	75	77
	CRH America Inc.	5.625%	9/30/11	525	523
	CRH America Inc.	6.950%	3/15/12	800	836
	CRH America Inc.	5.300%	10/15/13	450	430
	CRH America Inc.	6.000%	9/30/16	450	446
	CRH America Inc.	6.400%	10/15/33	350	334
	Caterpillar Financial Services Corp.	4.500%	9/1/08	30	30
	Caterpillar Financial Services Corp.	4.150%	1/15/10	2,550	2,477
	Caterpillar Financial Services Corp.	4.300%	6/1/10	1,750	1,700
	Caterpillar Financial Services Corp.	4.750%	2/17/15	125	117
	Caterpillar Financial Services Corp.	4.625%	6/1/15	275	255
	Caterpillar, Inc.	7.300%	5/1/31	1,000	1,134
	Caterpillar, Inc.	7.375%	3/1/97	775	872
	Deere & Co.	6.950%	4/25/14	325	346
	Deere & Co.	8.100%	5/15/30	1,175	1,454
	Deere & Co.	7.125%	3/3/31	675	755
	Embraer Overseas Ltd.	6.375%	1/24/17	700	687
	Emerson Electric Co.	7.125%	8/15/10	175	184
	Emerson Electric Co.	4.625%	10/15/12	1,150	1,100
	Emerson Electric Co.	4.500%	5/1/13	400	378
	General Dynamics Corp.	4.500%	8/15/10	125	122
	General Dynamics Corp.	4.250%	5/15/13	1,700	1,586

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Electric Co.	5.000%	2/1/13	5,000	4,852
Hanson PLC	5.250%	3/15/13	175	171
Honeywell International, Inc.	6.125%	11/1/11	350	358
Honeywell International, Inc.	5.400%	3/15/16	1,175	1,139
Honeywell International, Inc.	5.700%	3/15/36	125	116
John Deere Capital Corp.	4.875%	3/16/09	1,750	1,735
John Deere Capital Corp.	5.400%	10/17/11	900	895
John Deere Capital Corp.	7.000%	3/15/12	1,000	1,058
John Deere Capital Corp.	5.500%	4/13/17	200	195
Joy Global, Inc.	6.000%	11/15/16	250	247
Lafarge SA	6.150%	7/15/11	75	76
Lafarge SA	6.500%	7/15/16	900	921
Lafarge SA	7.125%	7/15/36	2,075	2,195
Lockheed Martin Corp.	7.650%	5/1/16	1,425	1,604
Lockheed Martin Corp.	6.150%	9/1/36	1,050	1,047
Masco Corp.	5.875%	7/15/12	200	198
Masco Corp.	4.800%	6/15/15	1,375	1,238
Masco Corp.	6.500%	8/15/32	175	160
Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	625	655
Minnesota Mining & Manufacturing Corp.	5.700%	3/15/37	600	578
Mohawk Industries Inc.	5.750%	1/15/11	2,500	2,494
Mohawk Industries Inc.	6.125%	1/15/16	1,400	1,381
Northrop Grumman Corp.	7.125%	2/15/11	1,350	1,416
Northrop Grumman Corp.	7.750%	3/1/16	275	310
Northrop Grumman Corp.	7.750%	2/15/31	1,300	1,546
Owens Corning, Inc.	6.500%	12/1/16	125	125
Owens Corning, Inc.	7.000%	12/1/36	175	172
Raytheon Co.	4.850%	1/15/11	775	759
Raytheon Co.	5.500%	11/15/12	725	724
Raytheon Co.	5.375%	4/1/13	75	74
Raytheon Co.	7.200%	8/15/27	500	561
Republic Services, Inc.	6.750%	8/15/11	350	361
Republic Services, Inc.	6.086%	3/15/35	350	320
TRW, Inc.	7.750%	6/1/29	350	413
Textron Financial Corp.	4.600%	5/3/10	2,100	2,050
Textron, Inc.	6.500%	6/1/12	1,000	1,035
Tyco International Group SA	6.125%	11/1/08	500	505
Tyco International Group SA	6.125%	1/15/09	100	101
Tyco International Group SA	6.750%	2/15/11	2,575	2,694
Tyco International Group SA	6.000%	11/15/13	125	128
Tyco International Group SA	7.000%	6/15/28	1,175	1,334
United Technologies Corp.	4.375%	5/1/10	1,100	1,072
United Technologies Corp.	7.125%	11/15/10	250	263
United Technologies Corp.	6.350%	3/1/11	650	669
United Technologies Corp.	6.100%	5/15/12	300	308
United Technologies Corp.	4.875%	5/1/15	325	306
United Technologies Corp.	8.875%	11/15/19	850	1,063
United Technologies Corp.	7.500%	9/15/29	350	407
United Technologies Corp.	5.400%	5/1/35	500	454
United Technologies Corp.	6.050%	6/1/36	400	397
Waste Management, Inc.	6.875%	5/15/09	225	230
Waste Management, Inc.	7.375%	8/1/10	175	183
Waste Management, Inc.	6.375%	11/15/12	225	230

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Communication (2.3%)
AT&T Corp.	6.000%	3/15/09	925	932
AT&T Corp.	7.300%	11/15/11	975	1,037
AT&T Corp.	8.000%	11/15/31	3,375	4,026
AT&T Inc.	4.125%	9/15/09	625	608
AT&T Inc.	5.300%	11/15/10	650	647
AT&T Inc.	6.250%	3/15/11	400	408
AT&T Inc.	5.875%	2/1/12	960	968
AT&T Inc.	5.875%	8/15/12	1,315	1,327
AT&T Inc.	5.100%	9/15/14	5,650	5,388
AT&T Inc.	5.625%	6/15/16	2,800	2,731
AT&T Inc.	6.450%	6/15/34	725	720
AT&T Inc.	6.150%	9/15/34	250	239
America Movil SA de C.V.	4.125%	3/1/09	450	440
America Movil SA de C.V.	5.500%	3/1/14	225	218
America Movil SA de C.V.	5.750%	1/15/15	1,500	1,476
America Movil SA de C.V.	6.375%	3/1/35	675	657
BellSouth Capital Funding	7.875%	2/15/30	650	732
BellSouth Corp.	4.200%	9/15/09	1,150	1,120
BellSouth Corp.	4.750%	11/15/12	400	383
BellSouth Corp.	5.200%	12/15/16	200	188
BellSouth Corp.	6.875%	10/15/31	75	77
BellSouth Corp.	6.550%	6/15/34	500	498
BellSouth Corp.	6.000%	11/15/34	555	520
BellSouth Telecommunications	6.375%	6/1/28	1,685	1,651
British Sky Broadcasting Corp.	6.875%	2/23/09	875	892
British Sky Broadcasting Corp.	8.200%	7/15/09	125	131
British Telecommunications PLC	8.625%	12/15/10	1,100	1,203
British Telecommunications PLC	9.125%	12/15/30	2,000	2,626
CBS Corp.	6.625%	5/15/11	715	734
CBS Corp.	5.625%	8/15/12	460	453
CBS Corp.	7.875%	7/30/30	375	389
CBS Corp.	5.500%	5/15/33	175	145
CenturyTel Enterprises	6.875%	1/15/28	175	170
CenturyTel, Inc.	7.875%	8/15/12	225	243
Cingular Wireless LLC	6.500%	12/15/11	2,200	2,277
Cingular Wireless LLC	7.125%	12/15/31	1,400	1,499
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	1,350	1,509
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	175	223
Comcast Cable Communications, Inc.	6.200%	11/15/08	1,000	1,009
Comcast Cable Communications, Inc.	6.875%	6/15/09	2,500	2,565
Comcast Cable Communications, Inc.	6.750%	1/30/11	1,000	1,038
Comcast Cable Communications, Inc.	8.875%	5/1/17	625	740
Comcast Corp.	5.500%	3/15/11	450	449
Comcast Corp.	5.300%	1/15/14	200	193
Comcast Corp.	6.500%	1/15/15	1,450	1,488
Comcast Corp.	5.900%	3/15/16	600	589
Comcast Corp.	5.875%	2/15/18	1,050	1,016
Comcast Corp.	7.050%	3/15/33	175	181
Comcast Corp.	6.500%	11/15/35	3,600	3,499
Comcast Corp.	6.450%	3/15/37	4,025	3,900
Cox Communications, Inc.	4.625%	1/15/10	1,000	977
Cox Communications, Inc.	6.750%	3/15/11	3,675	3,802
Cox Communications, Inc.	7.125%	10/1/12	450	476
Cox Communications, Inc.	5.450%	12/15/14	550	531
Deutsche Telekom International Finance	3.875%	7/22/08	175	172

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Deutsche Telekom International Finance	8.000%	6/15/10	4,775	5,089
Deutsche Telekom International Finance	5.250%	7/22/13	175	170
Deutsche Telekom International Finance	5.750%	3/23/16	200	196
Deutsche Telekom International Finance	8.250%	6/15/30	2,150	2,583
Embarq Corp.	7.082%	6/1/16	1,450	1,461
Embarq Corp.	7.995%	6/1/36	225	228
France Telecom	7.750%	3/1/11	2,500	2,678
France Telecom	8.500%	3/1/31	3,100	3,905
GTE Corp.	8.750%	11/1/21	175	208
Gannett Co., Inc.	6.375%	4/1/12	1,000	1,018
Grupo Televisa SA	6.625%	3/18/25	625	641
IAC/InteractiveCorp	7.000%	1/15/13	475	480
Koninklijke KPN NV	8.000%	10/1/10	50	54
Koninklijke KPN NV	8.375%	10/1/30	500	563
New Cingular Wireless Services	7.875%	3/1/11	2,150	2,309
New Cingular Wireless Services	8.125%	5/1/12	2,225	2,450
New Cingular Wireless Services	8.750%	3/1/31	825	1,028
New England Telephone & Telegraph Co.	7.875%	11/15/29	1,575	1,705
News America Holdings, Inc.	9.250%	2/1/13	350	404
News America Holdings, Inc.	8.000%	10/17/16	425	478
News America Holdings, Inc.	8.150%	10/17/36	175	201
News America Inc.	5.300%	12/15/14	900	868
News America Inc.	6.200%	12/15/34	2,075	1,933
News America Inc.	6.400%	12/15/35	1,900	1,818
Nextel Communications	6.875%	10/31/13	400	396
Nextel Communications	5.950%	3/15/14	290	276
Nextel Communications	7.375%	8/1/15	2,400	2,406
Omnicom Group Inc.	5.900%	4/15/16	50	50
R.R. Donnelley & Sons Co.	3.750%	4/1/09	175	169
R.R. Donnelley & Sons Co.	4.950%	5/15/10	925	904
R.R. Donnelley & Sons Co.	5.625%	1/15/12	300	296
R.R. Donnelley & Sons Co.	4.950%	4/1/14	125	114
R.R. Donnelley & Sons Co.	5.500%	5/15/15	175	163
Reed Elsevier Capital	4.625%	6/15/12	100	95
Rogers Wireless Inc.	6.375%	3/1/14	1,500	1,508
Sprint Capital Corp.	6.125%	11/15/08	350	352
Sprint Capital Corp.	6.375%	5/1/09	1,475	1,493
Sprint Capital Corp.	7.625%	1/30/11	2,650	2,795
Sprint Capital Corp.	8.375%	3/15/12	1,125	1,226
Sprint Capital Corp.	6.875%	11/15/28	1,550	1,476
Sprint Capital Corp.	8.750%	3/15/32	750	843
Sprint Nextel Corp.	6.000%	12/1/16	800	761
TCI Communications, Inc.	8.750%	8/1/15	675	785
TCI Communications, Inc.	7.875%	2/15/26	175	195
Tele-Communications, Inc.	7.875%	8/1/13	275	302
Telecom Italia Capital	4.000%	11/15/08	405	397
Telecom Italia Capital	4.000%	1/15/10	1,595	1,535
Telecom Italia Capital	6.200%	7/18/11	950	961
Telecom Italia Capital	5.250%	11/15/13	430	414
Telecom Italia Capital	5.250%	10/1/15	325	303
Telecom Italia Capital	6.375%	11/15/33	1,925	1,809
Telecom Italia Capital	7.200%	7/18/36	500	514
Telefonica Emisiones SAU	5.984%	6/20/11	1,375	1,391
Telefonica Emisiones SAU	6.421%	6/20/16	1,725	1,751
Telefonica Emisiones SAU	6.221%	7/3/17	400	399
Telefonica Emisiones SAU	7.045%	6/20/36	2,150	2,233

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Telefonica Europe BV	7.750%	9/15/10	1,425	1,513
	Telefonica Europe BV	8.250%	9/15/30	400	466
	Telefonos de Mexico SA	4.500%	11/19/08	200	197
	Telefonos de Mexico SA	4.750%	1/27/10	375	366
	Telefonos de Mexico SA	5.500%	1/27/15	1,750	1,693
	Telus Corp.	8.000%	6/1/11	1,125	1,202
	Thomson Corp.	6.200%	1/5/12	450	457
	Thomson Corp.	5.500%	8/15/35	225	197
	Time Warner Entertainment	7.250%	9/1/08	400	407
	Time Warner Entertainment	10.150%	5/1/12	325	382
	Time Warner Entertainment	8.375%	3/15/23	325	376
	Time Warner Entertainment	8.375%	7/15/33	950	1,108
4	Time Warner, Inc.	5.400%	7/2/12	600	591
4	Time Warner, Inc.	5.850%	5/1/17	4,300	4,176
4	Time Warner, Inc.	6.550%	5/1/37	600	579
	US Cellular	6.700%	12/15/33	325	296
	Verizon Communications Corp.	5.350%	2/15/11	200	199
	Verizon Communications Corp.	5.550%	2/15/16	1,450	1,411
	Verizon Global Funding Corp.	7.250%	12/1/10	450	474
	Verizon Global Funding Corp.	6.875%	6/15/12	3,450	3,635
	Verizon Global Funding Corp.	7.375%	9/1/12	1,050	1,130
	Verizon Global Funding Corp.	4.900%	9/15/15	1,000	935
	Verizon Global Funding Corp.	7.750%	12/1/30	450	505
	Verizon Global Funding Corp.	5.850%	9/15/35	975	897
	Verizon New England, Inc.	6.500%	9/15/11	575	590
	Verizon New Jersey, Inc.	5.875%	1/17/12	675	679
	Verizon New York, Inc.	6.875%	4/1/12	225	234
	Verizon New York, Inc.	7.375%	4/1/32	225	238
	Verizon Pennsylvania, Inc.	5.650%	11/15/11	850	848
	Verizon Virginia, Inc.	4.625%	3/15/13	275	258
	Vodafone AirTouch PLC	7.750%	2/15/10	325	342
	Vodafone AirTouch PLC	7.875%	2/15/30	850	956
	Vodafone Group PLC	5.350%	2/27/12	1,750	1,731
	Vodafone Group PLC	5.000%	12/16/13	950	904
	Vodafone Group PLC	5.375%	1/30/15	125	120
	Vodafone Group PLC	5.750%	3/15/16	450	438
	Vodafone Group PLC	5.625%	2/27/17	1,000	957
	Vodafone Group PLC	6.250%	11/30/32	1,225	1,164
	Vodafone Group PLC	6.150%	2/27/37	300	279
	WPP Finance USA Corp.	5.875%	6/15/14	475	471

	Consumer Cyclical (1.5%)
	Brinker International	5.750%	6/1/14	125	118
2	CVS Caremark Corp.	6.302%	6/1/37	700	685
	CVS Corp.	4.000%	9/15/09	75	73
	CVS Corp.	5.750%	8/15/11	125	125
	CVS Corp.	4.875%	9/15/14	225	211
	CVS Corp.	6.125%	8/15/16	250	248
	CVS Corp.	6.250%	6/1/27	3,300	3,201
	Centex Corp.	7.500%	1/15/12	500	518
	Centex Corp.	5.125%	10/1/13	550	508
	Centex Corp.	6.500%	5/1/16	400	386
	Costco Wholesale Corp.	5.300%	3/15/12	100	99
	Costco Wholesale Corp.	5.500%	3/15/17	3,175	3,092
	D.R. Horton, Inc.	4.875%	1/15/10	225	218
	D.R. Horton, Inc.	6.000%	4/15/11	25	24

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
D.R. Horton, Inc.	5.375%	6/15/12	500	470
D.R. Horton, Inc.	5.250%	2/15/15	1,050	937
D.R. Horton, Inc.	5.625%	1/15/16	1,000	905
D.R. Horton, Inc.	6.500%	4/15/16	800	764
DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	225	221
DaimlerChrysler North America Holding Corp.	8.000%	6/15/10	200	213
DaimlerChrysler North America Holding Corp.	5.875%	3/15/11	5,525	5,554
DaimlerChrysler North America Holding Corp.	5.750%	9/8/11	1,525	1,526
DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	3,150	3,337
DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	2,475	2,554
DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	1,125	1,421
Federated Department Stores, Inc.	6.300%	4/1/09	750	757
Federated Department Stores, Inc.	6.900%	4/1/29	175	168
Federated Retail Holding	5.350%	3/15/12	825	811
Federated Retail Holding	5.900%	12/1/16	1,275	1,245
Federated Retail Holding	6.375%	3/15/37	275	264
Home Depot Inc.	3.750%	9/15/09	625	601
Home Depot Inc.	4.625%	8/15/10	1,025	994
Home Depot Inc.	5.250%	12/16/13	550	529
Home Depot Inc.	5.400%	3/1/16	1,550	1,452
Home Depot Inc.	5.875%	12/16/36	1,100	979
ITT Corp.	7.375%	11/15/15	1,150	1,133
J.C. Penney Co., Inc.	8.000%	3/1/10	975	1,031
J.C. Penney Co., Inc.	7.950%	4/1/17	825	917
J.C. Penney Co., Inc.	5.750%	2/15/18	1,050	1,014
J.C. Penney Co., Inc.	6.375%	10/15/36	950	908
J.C. Penney Co., Inc.	7.400%	4/1/37	250	264
Johnson Controls, Inc.	5.250%	1/15/11	250	247
Johnson Controls, Inc.	6.000%	1/15/36	100	94
Kohl’s Corp.	6.000%	1/15/33	200	186
Lennar Corp.	5.125%	10/1/10	100	96
Lennar Corp.	5.950%	10/17/11	2,000	1,965
Lennar Corp.	5.600%	5/31/15	900	830
Limited Brands Inc.	5.250%	11/1/14	150	139
Lowe’s Cos., Inc.	5.000%	10/15/15	725	687
Lowe’s Cos., Inc.	5.400%	10/15/16	1,950	1,882
Lowe’s Cos., Inc.	6.875%	2/15/28	450	475
Lowe’s Cos., Inc.	5.800%	10/15/36	650	601
Macy's Retail Holdings Inc.	6.790%	7/15/27	175	169
Macy’s Retail Holdings Inc.	7.000%	2/15/28	200	196
Marriott International	4.625%	6/15/12	275	260
Marriott International	6.200%	6/15/16	400	394
Marriott International	6.375%	6/15/17	400	401
May Department Stores Co.	5.750%	7/15/14	850	809
May Department Stores Co.	6.700%	7/15/34	475	435
McDonald’s Corp.	6.000%	4/15/11	425	431
McDonald’s Corp.	5.300%	3/15/17	150	144
Nordstrom, Inc.	6.950%	3/15/28	175	183
Pulte Homes, Inc.	4.875%	7/15/09	500	490
Pulte Homes, Inc.	5.250%	1/15/14	450	411
Pulte Homes, Inc.	5.200%	2/15/15	375	335
Pulte Homes, Inc.	6.000%	2/15/35	100	85
Starwood Hotel Resorts	7.875%	5/1/12	1,125	1,170
Target Corp.	5.400%	10/1/08	765	764
Target Corp.	7.500%	8/15/10	225	238
Target Corp.	6.350%	1/15/11	275	283

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Target Corp.	4.000%	6/15/13	810	743
Target Corp.	5.875%	7/15/16	575	572
Target Corp.	7.000%	7/15/31	1,400	1,526
Target Corp.	6.350%	11/1/32	1,625	1,647
The Walt Disney Co.	5.700%	7/15/11	1,250	1,260
The Walt Disney Co.	6.375%	3/1/12	675	699
The Walt Disney Co.	5.625%	9/15/16	1,350	1,336
Time Warner, Inc.	6.750%	4/15/11	500	517
Time Warner, Inc.	5.500%	11/15/11	50	49
Time Warner, Inc.	6.875%	5/1/12	2,950	3,081
Time Warner, Inc.	9.125%	1/15/13	2,275	2,608
Time Warner, Inc.	5.875%	11/15/16	400	389
Time Warner, Inc.	9.150%	2/1/23	275	333
Time Warner, Inc.	6.625%	5/15/29	125	122
Time Warner, Inc.	7.625%	4/15/31	2,210	2,371
Time Warner, Inc.	7.700%	5/1/32	1,465	1,586
Time Warner, Inc.	6.500%	11/15/36	825	784
Toll Brothers, Inc.	5.150%	5/15/15	275	249
Toyota Motor Credit Corp.	4.250%	3/15/10	3,525	3,441
Toyota Motor Credit Corp.	5.450%	5/18/11	300	301
Viacom Inc.	5.750%	4/30/11	725	724
Viacom Inc.	6.250%	4/30/16	225	221
Viacom Inc.	6.875%	4/30/36	1,275	1,231
Wal-Mart Stores, Inc.	3.375%	10/1/08	800	780
Wal-Mart Stores, Inc.	6.875%	8/10/09	350	360
Wal-Mart Stores, Inc.	4.000%	1/15/10	475	460
Wal-Mart Stores, Inc.	4.125%	7/1/10	1,650	1,591
Wal-Mart Stores, Inc.	4.125%	2/15/11	850	814
Wal-Mart Stores, Inc.	5.000%	4/5/12	250	245
Wal-Mart Stores, Inc.	4.550%	5/1/13	1,925	1,829
Wal-Mart Stores, Inc.	7.250%	6/1/13	650	700
Wal-Mart Stores, Inc.	4.500%	7/1/15	3,625	3,348
Wal-Mart Stores, Inc.	5.375%	4/5/17	400	389
Wal-Mart Stores, Inc.	5.875%	4/5/27	1,400	1,354
Wal-Mart Stores, Inc.	7.550%	2/15/30	1,025	1,192
Wal-Mart Stores, Inc.	5.250%	9/1/35	100	87
Western Union Co.	5.400%	11/17/11	1,325	1,304
Western Union Co.	5.930%	10/1/16	575	561
Western Union Co.	6.200%	11/17/36	350	335
Yum! Brands, Inc.	8.875%	4/15/11	1,225	1,347
Yum! Brands, Inc.	7.700%	7/1/12	175	188
Yum! Brands, Inc.	6.250%	4/15/16	1,275	1,270

Consumer Noncyclical (1.6%)
Abbott Laboratories	3.500%	2/17/09	350	340
Abbott Laboratories	5.375%	5/15/09	25	25
Abbott Laboratories	3.750%	3/15/11	525	494
Abbott Laboratories	5.600%	5/15/11	75	75
Abbott Laboratories	4.350%	3/15/14	1,000	924
Abbott Laboratories	5.875%	5/15/16	2,750	2,746
Allergan Inc.	5.750%	4/1/16	125	124
Altria Group, Inc.	5.625%	11/4/08	500	500
Altria Group, Inc.	7.000%	11/4/13	550	584
AmerisourceBergen Corp.	5.875%	9/15/15	1,125	1,076
Amgen Inc.	4.000%	11/18/09	1,125	1,090
Amgen Inc.	4.850%	11/18/14	725	677

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Amgen Inc.	5.850%	6/1/17	950	937
4	Amgen Inc.	6.375%	6/1/37	700	686
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	700	711
	Anheuser-Busch Cos., Inc.	7.125%	7/1/17	500	515
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	450	464
	Anheuser-Busch Cos., Inc.	5.750%	4/1/36	1,300	1,189
	Archer-Daniels-Midland Co.	7.000%	2/1/31	425	461
	Archer-Daniels-Midland Co.	5.935%	10/1/32	1,325	1,258
	Archer-Daniels-Midland Co.	5.375%	9/15/35	2,350	2,064
	AstraZeneca PLC	5.400%	6/1/14	275	270
	Baxter Finco, BV	4.750%	10/15/10	850	829
	Baxter International, Inc.	5.900%	9/1/16	625	625
	Boston Scientific	6.000%	6/15/11	1,000	996
	Boston Scientific	6.400%	6/15/16	300	291
	Boston Scientific	6.250%	11/15/35	675	639
	Bottling Group LLC	4.625%	11/15/12	2,350	2,250
	Bottling Group LLC	5.000%	11/15/13	300	288
	Bottling Group LLC	5.500%	4/1/16	575	560
	Bristol-Myers Squibb Co.	4.000%	8/15/08	1,250	1,232
	Bristol-Myers Squibb Co.	5.875%	11/15/36	2,100	1,975
	Bristol-Myers Squibb Co.	6.875%	8/1/97	175	180
	Bunge Ltd. Finance Corp.	4.375%	12/15/08	125	123
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	250	230
	C.R. Bard, Inc.	6.700%	12/1/26	750	770
	Campbell Soup Co.	6.750%	2/15/11	1,300	1,351
4	Cardinal Health, Inc.	5.650%	6/15/12	2,000	1,999
4	Cardinal Health, Inc.	5.800%	10/15/16	575	563
4	Cardinal Health, Inc.	6.000%	6/15/17	100	99
	Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	765	897
	Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	275	312
	Clorox Co.	4.200%	1/15/10	1,850	1,792
	Clorox Co.	5.000%	1/15/15	350	331
	Coca-Cola Enterprises Inc.	5.750%	11/1/08	225	226
	Coca-Cola Enterprises Inc.	4.375%	9/15/09	850	832
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	300	307
	Coca-Cola Enterprises Inc.	8.500%	2/1/22	500	611
	Coca-Cola Enterprises Inc.	7.000%	10/1/26	500	544
	Coca-Cola Enterprises Inc.	6.950%	11/15/26	500	539
	ConAgra Foods, Inc.	7.875%	9/15/10	666	710
	ConAgra Foods, Inc.	7.125%	10/1/26	450	475
	ConAgra Foods, Inc.	7.000%	10/1/28	100	104
	ConAgra Foods, Inc.	8.250%	9/15/30	250	296
	Diageo Finance BV	5.300%	10/28/15	150	144
	Eli Lilly & Co.	6.000%	3/15/12	1,250	1,282
	Eli Lilly & Co.	5.200%	3/15/17	500	478
	Eli Lilly & Co.	5.500%	3/15/27	1,175	1,101
	Fortune Brands Inc.	5.125%	1/15/11	1,125	1,097
	Fortune Brands Inc.	5.375%	1/15/16	200	186
	Fortune Brands Inc.	5.875%	1/15/36	225	195
	Genentech Inc.	4.400%	7/15/10	175	170
	Genentech Inc.	4.750%	7/15/15	350	328
	Genentech Inc.	5.250%	7/15/35	225	199
	General Mills, Inc.	6.000%	2/15/12	1,358	1,376
	General Mills, Inc.	5.700%	2/15/17	1,425	1,388
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	1,700	1,575
	Grand Metropolitan Investment Corp.	9.000%	8/15/11	1,725	1,933

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	H.J. Heinz Co.	6.625%	7/15/11	1,075	1,106
	H.J. Heinz Co.	6.750%	3/15/32	575	560
	Hershey Foods Corp.	5.300%	9/1/11	300	297
	Hershey Foods Corp.	5.450%	9/1/16	150	146
	Hospira, Inc.	4.950%	6/15/09	250	247
	Hospira, Inc.	5.900%	6/15/14	125	122
	Johnson & Johnson	3.800%	5/15/13	400	369
	Johnson & Johnson	6.950%	9/1/29	75	86
	Johnson & Johnson	4.950%	5/15/33	425	380
	Kellogg Co.	6.600%	4/1/11	1,625	1,679
	Kellogg Co.	7.450%	4/1/31	675	765
	Kimberly-Clark Corp.	5.625%	2/15/12	675	678
	Kimberly-Clark Corp.	4.875%	8/15/15	875	818
	Kraft Foods, Inc.	4.125%	11/12/09	1,975	1,914
	Kraft Foods, Inc.	5.625%	11/1/11	2,000	1,983
	Kraft Foods, Inc.	6.250%	6/1/12	100	101
	Kraft Foods, Inc.	6.500%	11/1/31	2,100	2,040
	Kroger Co.	6.800%	4/1/11	1,250	1,292
	Kroger Co.	6.750%	4/15/12	850	876
	Kroger Co.	6.200%	6/15/12	500	504
	Kroger Co.	6.800%	12/15/18	975	987
	Kroger Co.	7.700%	6/1/29	1,425	1,491
	Kroger Co.	8.000%	9/15/29	450	482
	Laboratory Corp. of America	5.625%	12/15/15	375	361
	McKesson Corp.	7.750%	2/1/12	450	484
	Mckesson Corp.	5.250%	3/1/13	800	780
	Medtronic Inc.	4.375%	9/15/10	175	169
	Medtronic Inc.	4.750%	9/15/15	675	626
	Merck & Co.	4.375%	2/15/13	325	305
	Merck & Co.	4.750%	3/1/15	1,300	1,215
	Merck & Co.	6.400%	3/1/28	625	642
	Merck & Co.	5.950%	12/1/28	250	245
	Molson Coors Capital Finance	4.850%	9/22/10	350	341
	Newell Rubbermaid, Inc.	4.000%	5/1/10	275	263
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	450	494
	PepsiAmericas Inc.	5.000%	5/15/17	600	558
	Pepsico, Inc.	5.150%	5/15/12	975	963
	Pfizer, Inc.	4.500%	2/15/14	1,325	1,247
	Philip Morris Cos., Inc.	7.750%	1/15/27	425	496
	Procter & Gamble Co.	6.875%	9/15/09	1,725	1,780
	Procter & Gamble Co.	4.950%	8/15/14	950	914
	Procter & Gamble Co.	6.450%	1/15/26	400	422
	Procter & Gamble Co.	5.800%	8/15/34	475	462
	Procter & Gamble Co.	5.550%	3/5/37	1,150	1,078
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	993	1,209
	Quest Diagnostic, Inc.	5.450%	11/1/15	1,200	1,128
	Quest Diagnostic, Inc.	6.950%	7/1/37	500	505
	Safeway, Inc.	6.500%	3/1/11	825	844
	Safeway, Inc.	5.800%	8/15/12	225	225
	Safeway, Inc.	7.250%	2/1/31	925	956
	Schering-Plough Corp.	5.550%	12/1/13	2,475	2,473
	Schering-Plough Corp.	6.750%	12/1/33	600	647
	Sysco Corp.	5.375%	9/21/35	575	513
	Teva Pharmaceutical Finance LLC	5.550%	2/1/16	775	744
	Teva Pharmaceutical Finance LLC	6.150%	2/1/36	875	819
	Unilever Capital Corp.	7.125%	11/1/10	1,750	1,836

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Unilever Capital Corp.	5.900%	11/15/32	650	618
Wm. Wrigley Jr. Co.	4.300%	7/15/10	1,025	994
Wm. Wrigley Jr. Co.	4.650%	7/15/15	325	302
Wyeth	6.950%	3/15/11	625	654
Wyeth	5.500%	3/15/13	1,625	1,616
Wyeth	5.500%	2/1/14	450	443
Wyeth	5.500%	2/15/16	175	170
Wyeth	5.450%	4/1/17	275	266
Wyeth	6.450%	2/1/24	175	180
Wyeth	6.500%	2/1/34	1,800	1,855
Wyeth	6.000%	2/15/36	400	385
Wyeth	5.950%	4/1/37	2,125	2,025

Energy (0.9%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	400	439
Amerada Hess Corp.	6.650%	8/15/11	275	285
Amerada Hess Corp.	7.875%	10/1/29	1,300	1,473
Amerada Hess Corp.	7.300%	8/15/31	100	107
Amerada Hess Corp.	7.125%	3/15/33	1,350	1,421
Anadarko Finance Co.	6.750%	5/1/11	1,275	1,317
Anadarko Petroleum Corp.	5.950%	9/15/16	2,375	2,320
Anadarko Petroleum Corp.	6.450%	9/15/36	1,975	1,894
Apache Corp.	6.250%	4/15/12	175	180
Apache Corp.	5.250%	4/15/13	200	196
Apache Corp.	5.625%	1/15/17	100	98
Apache Corp.	6.000%	1/15/37	750	716
Apache Finance Canada	7.750%	12/15/29	125	146
Atlantic Richfield Co.	5.900%	4/15/09	525	530
Baker Hughes, Inc.	6.875%	1/15/29	175	188
Burlington Resources, Inc.	6.680%	2/15/11	775	805
Burlington Resources, Inc.	6.500%	12/1/11	975	1,014
Burlington Resources, Inc.	7.200%	8/15/31	200	226
Burlington Resources, Inc.	7.400%	12/1/31	1,525	1,751
Canadian Natural Resources	5.450%	10/1/12	700	686
Canadian Natural Resources	4.900%	12/1/14	750	701
Canadian Natural Resources	6.000%	8/15/16	650	646
Canadian Natural Resources	5.700%	5/15/17	600	579
Canadian Natural Resources	7.200%	1/15/32	1,300	1,371
Canadian Natural Resources	6.450%	6/30/33	875	862
Canadian Natural Resources	6.500%	2/15/37	650	646
Canadian Natural Resources	6.250%	3/15/38	675	638
Conoco Funding Co.	6.350%	10/15/11	1,275	1,315
Conoco Funding Co.	7.250%	10/15/31	175	197
ConocoPhillips Canada	5.300%	4/15/12	2,100	2,078
ConocoPhillips Canada	5.625%	10/15/16	1,300	1,281
ConocoPhillips Canada	5.950%	10/15/36	1,000	973
Devon Financing Corp.	6.875%	9/30/11	1,325	1,384
Devon Financing Corp.	7.875%	9/30/31	650	751
Diamond Offshore Drilling	4.875%	7/1/15	50	46
Encana Corp.	4.750%	10/15/13	75	71
Encana Corp.	6.500%	8/15/34	1,250	1,266
Encana Holdings Finance Corp.	5.800%	5/1/14	750	746
Halliburton Co.	5.500%	10/15/10	500	499
Husky Energy Inc.	6.250%	6/15/12	175	179
Kerr McGee Corp.	6.875%	9/15/11	850	886
Kerr McGee Corp.	6.950%	7/1/24	1,250	1,301

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kerr McGee Corp.	7.875%	9/15/31	200	232
	Marathon Oil Corp.	6.125%	3/15/12	1,225	1,248
	Marathon Oil Corp.	6.000%	7/1/12	500	508
	Marathon Oil Corp.	6.800%	3/15/32	1,425	1,519
	Nexen, Inc.	5.050%	11/20/13	350	333
	Nexen, Inc.	5.650%	5/15/17	550	529
	Nexen, Inc.	7.875%	3/15/32	200	227
	Nexen, Inc.	6.400%	5/15/37	1,850	1,780
	Noble Energy Inc.	8.000%	4/1/27	550	628
	Norsk Hydro	6.360%	1/15/09	275	278
	Norsk Hydro	7.250%	9/23/27	1,575	1,783
	Norsk Hydro	7.150%	1/15/29	275	308
	Occidental Petroleum	4.250%	3/15/10	1,000	970
	Occidental Petroleum	6.750%	1/15/12	350	368
	Ocean Energy, Inc.	7.250%	10/1/11	50	53
	PanCanadian Energy Corp.	7.200%	11/1/31	425	459
	Petro-Canada	4.000%	7/15/13	725	658
	Petro-Canada	7.875%	6/15/26	325	368
	Petro-Canada	7.000%	11/15/28	275	285
	Petro-Canada	5.350%	7/15/33	275	236
	Petro-Canada	5.950%	5/15/35	350	322
	Petro-Canada Financial Partnership	5.000%	11/15/14	1,025	966
	Phillips Petroleum Co.	8.750%	5/25/10	575	625
	Questar Market Resources	6.050%	9/1/16	375	376
	Shell International Finance	5.625%	6/27/11	75	76
	Shell International Finance	4.950%	3/22/12	475	465
	Shell International Finance	5.200%	3/22/17	400	384
	Suncor Energy, Inc.	5.950%	12/1/34	275	260
	Suncor Energy, Inc.	6.500%	6/15/38	1,025	1,037
	Sunoco, Inc.	4.875%	10/15/14	125	115
	Sunoco, Inc.	5.750%	1/15/17	350	335
	Talisman Energy, Inc.	5.125%	5/15/15	100	94
	Talisman Energy, Inc.	5.850%	2/1/37	875	775
	Tosco Corp.	8.125%	2/15/30	1,525	1,870
	Transocean Sedco Forex, Inc.	7.500%	4/15/31	450	498
	Valero Energy Corp.	6.875%	4/15/12	1,550	1,620
	Valero Energy Corp.	7.500%	4/15/32	1,050	1,148
	Valero Energy Corp.	6.625%	6/15/37	1,600	1,590
4	Weatherford International Inc.	6.350%	6/15/17	825	834
	Weatherford International Inc.	6.500%	8/1/36	1,650	1,597
4	Weatherford International Inc.	6.800%	6/15/37	200	203
	XTO Energy, Inc.	6.250%	4/15/13	500	511
	XTO Energy, Inc.	4.900%	2/1/14	200	189
	XTO Energy, Inc.	5.000%	1/31/15	125	117
	XTO Energy, Inc.	5.300%	6/30/15	250	238
	XTO Energy, Inc.	6.100%	4/1/36	75	70

	Technology (0.4%)
	Cisco Systems Inc.	5.250%	2/22/11	2,675	2,658
	Cisco Systems Inc.	5.500%	2/22/16	3,025	2,951
	Electronic Data Systems	7.125%	10/15/09	125	129
	Electronic Data Systems	6.500%	8/1/13	725	717
	Equifax Inc.	6.300%	7/1/17	200	200
	Equifax Inc.	7.000%	7/1/37	300	303
	First Data Corp.	3.375%	8/1/08	685	672
	First Data Corp.	4.850%	10/1/14	78	75

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	First Data Corp.	4.950%	6/15/15	225	217
	Harris Corp.	5.000%	10/1/15	550	507
	Hewlett-Packard Co.	5.250%	3/1/12	275	272
	Hewlett-Packard Co.	5.400%	3/1/17	975	943
	International Business Machines Corp.	5.375%	2/1/09	175	175
	International Business Machines Corp.	4.950%	3/22/11	600	591
	International Business Machines Corp.	4.750%	11/29/12	575	554
	International Business Machines Corp.	7.500%	6/15/13	775	842
	International Business Machines Corp.	7.000%	10/30/25	450	497
	International Business Machines Corp.	6.220%	8/1/27	1,100	1,129
	International Business Machines Corp.	7.125%	12/1/96	125	139
	Intuit Inc.	5.400%	3/15/12	2,225	2,189
	Intuit Inc.	5.750%	3/15/17	2,225	2,136
	Motorola, Inc.	7.625%	11/15/10	201	213
	Motorola, Inc.	7.500%	5/15/25	150	158
	Motorola, Inc.	6.500%	9/1/25	50	48
	Motorola, Inc.	6.500%	11/15/28	225	215
	National Semiconductor	6.600%	6/15/17	1,200	1,220
	Oracle Corp.	5.000%	1/15/11	1,900	1,867
	Oracle Corp.	5.250%	1/15/16	2,350	2,251
	Pitney Bowes Credit Corp.	5.750%	8/15/08	1,125	1,129
	Pitney Bowes, Inc.	4.750%	1/15/16	725	666
	Science Applications International Corp.	6.250%	7/1/12	100	102
	Science Applications International Corp.	5.500%	7/1/33	100	85
	Xerox Corp.	9.750%	1/15/09	325	345
	Xerox Corp.	7.125%	6/15/10	975	1,010
	Xerox Corp.	6.875%	8/15/11	300	311
	Xerox Corp.	5.500%	5/15/12	500	492
	Xerox Corp.	7.625%	6/15/13	300	313
	Xerox Corp.	6.400%	3/15/16	500	501
	Xerox Corp.	6.750%	2/1/17	450	461

	Transportation (0.4%)
	American Airlines, Inc.	7.024%	10/15/09	1,750	1,783
	American Airlines, Inc.	7.858%	10/1/11	175	186
	Burlington Northern Santa Fe Corp.	6.750%	7/15/11	575	598
	Burlington Northern Santa Fe Corp.	5.650%	5/1/17	2,350	2,265
	Burlington Northern Santa Fe Corp.	7.000%	12/15/25	550	583
	Burlington Northern Santa Fe Corp.	6.200%	8/15/36	1,400	1,354
	Burlington Northern Santa Fe Corp.	6.150%	5/1/37	625	607
	CNF, Inc.	6.700%	5/1/34	275	256
	CSX Corp.	6.750%	3/15/11	1,200	1,239
	CSX Corp.	6.300%	3/15/12	475	484
	CSX Corp.	5.600%	5/1/17	75	72
	CSX Corp.	7.900%	5/1/17	300	334
	CSX Corp.	6.150%	5/1/37	500	481
	Canadian National Railway Co.	6.375%	10/15/11	425	437
	Canadian National Railway Co.	4.400%	3/15/13	275	259
	Canadian National Railway Co.	6.800%	7/15/18	1,200	1,276
	Canadian National Railway Co.	6.250%	8/1/34	275	274
	Canadian National Railway Co.	6.200%	6/1/36	625	619
	Canadian Pacific Rail	6.250%	10/15/11	1,475	1,508
	Canadian Pacific Rail	7.125%	10/15/31	175	194
	Canadian Pacific Rail	5.950%	5/15/37	200	190
	Continental Airlines, Inc.	6.563%	2/15/12	550	570
2	Continental Airlines, Inc.	6.648%	9/15/17	2,007	2,042

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	FedEx Corp.	3.500%	4/1/09	125	121
	FedEx Corp.	5.500%	8/15/09	525	525
	Mass Transit Railway Corp.	7.500%	11/8/10	675	718
	Norfolk Southern Corp.	6.200%	4/15/09	225	227
	Norfolk Southern Corp.	6.750%	2/15/11	2,000	2,074
	Norfolk Southern Corp.	7.700%	5/15/17	275	303
	Norfolk Southern Corp.	9.750%	6/15/20	633	813
	Norfolk Southern Corp.	7.800%	5/15/27	325	370
	Norfolk Southern Corp.	7.050%	5/1/37	1,650	1,741
	Norfolk Southern Corp.	7.900%	5/15/97	325	363
	Ryder System Inc.	5.950%	5/2/11	350	351
	Ryder System Inc.	5.850%	3/1/14	325	320
	Ryder System Inc.	5.850%	11/1/16	150	144
	Southwest Airlines Co.	6.500%	3/1/12	1,025	1,054
	Southwest Airlines Co.	5.750%	12/15/16	475	452
	Southwest Airlines Co.	5.125%	3/1/17	100	90
	Union Pacific Corp.	7.250%	11/1/08	525	536
	Union Pacific Corp.	3.625%	6/1/10	250	237
	Union Pacific Corp.	6.125%	1/15/12	50	51
	Union Pacific Corp.	6.500%	4/15/12	300	308
	Union Pacific Corp.	6.625%	2/1/29	600	609
2	United Air Lines Inc.	6.636%	7/2/22	350	353

	Other (0.0%)
	Black & Decker Corp.	7.125%	6/1/11	500	520
	Cooper Industries, Inc.	5.250%	11/15/12	550	539
	Dover Corp.	4.875%	10/15/15	675	633
	Rockwell International Corp.	6.700%	1/15/28	175	185
					586,068
Utilities (1.7%)
	Electric (1.3%)
	AEP Texas Central Co.	6.650%	2/15/33	325	338
	Alabama Power Co.	5.500%	10/15/17	850	828
	American Electric Power Co., Inc.	5.375%	3/15/10	800	797
	Arizona Public Service Co.	4.650%	5/15/15	350	320
4	Baltimore Gas & Electric Co.	5.900%	10/1/16	500	497
4	Baltimore Gas & Electric Co.	6.350%	10/1/36	200	198
	Carolina Power & Light Co.	6.500%	7/15/12	1,500	1,556
	CenterPoint Energy Houston	5.700%	3/15/13	1,025	1,023
	Cincinnati Gas & Electric Co.	5.700%	9/15/12	225	225
	Cleveland Electric Illumination Co.	7.880%	11/1/17	175	198
	Columbus Southern Power	5.850%	10/1/35	500	475
	Commonwealth Edison Co.	6.150%	3/15/12	375	377
	Connecticut Light & Power Co.	6.350%	6/1/36	825	839
	Consolidated Edison Co. of New York	4.875%	2/1/13	175	168
	Consolidated Edison Co. of New York	5.375%	12/15/15	275	267
	Consolidated Edison Co. of New York	5.500%	9/15/16	1,500	1,460
	Consolidated Edison Co. of New York	5.300%	3/1/35	50	44
	Consolidated Edison Co. of New York	5.850%	3/15/36	300	286
	Consolidated Edison Co. of New York	6.200%	6/15/36	400	401
	Constellation Energy Group, Inc.	6.125%	9/1/09	300	304
	Constellation Energy Group, Inc.	7.000%	4/1/12	50	53
	Constellation Energy Group, Inc.	4.550%	6/15/15	2,725	2,465
	Constellation Energy Group, Inc.	7.600%	4/1/32	325	362
	Consumers Energy Co.	4.800%	2/17/09	700	692
	Consumers Energy Co.	5.000%	2/15/12	350	341

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Consumers Energy Co.	5.375%	4/15/13	175	172
	Consumers Energy Co.	5.500%	8/15/16	675	652
	DTE Energy Co.	7.050%	6/1/11	175	183
	Detroit Edison Co.	6.125%	10/1/10	275	280
	Detroit Edison Co.	5.700%	10/1/37	375	350
	Dominion Resources, Inc.	4.750%	12/15/10	650	635
	Dominion Resources, Inc.	6.250%	6/30/12	350	362
	Dominion Resources, Inc.	5.150%	7/15/15	1,875	1,776
	Dominion Resources, Inc.	6.300%	3/15/33	75	75
	Dominion Resources, Inc.	5.250%	8/1/33	175	168
	Dominion Resources, Inc.	5.950%	6/15/35	1,900	1,782
2	Dominion Resources, Inc.	6.300%	9/30/66	325	325
	Duke Energy Carolinas	6.100%	6/1/37	1,325	1,316
	Duke Energy Corp.	6.250%	1/15/12	1,200	1,232
	Duke Energy Corp.	6.450%	10/15/32	900	937
	El Paso Electric Co.	6.000%	5/15/35	125	117
	Energy East Corp.	6.750%	6/15/12	550	573
	Energy East Corp.	6.750%	7/15/36	750	779
	Exelon Corp.	4.900%	6/15/15	575	531
	FPL Group Capital, Inc.	5.625%	9/1/11	250	251
2	FPL Group Capital, Inc.	6.350%	10/1/16	250	243
2	FPL Group Capital, Inc.	6.650%	6/15/67	625	617
	FirstEnergy Corp.	6.450%	11/15/11	3,025	3,103
	FirstEnergy Corp.	7.375%	11/15/31	700	762
	Florida Power & Light Co.	5.950%	10/1/33	400	393
	Florida Power & Light Co.	5.625%	4/1/34	775	728
	Florida Power & Light Co.	4.950%	6/1/35	575	488
	Florida Power & Light Co.	5.400%	9/1/35	550	500
	Florida Power & Light Co.	6.200%	6/1/36	700	711
	Florida Power & Light Co.	5.650%	2/1/37	125	118
	Florida Power & Light Co.	5.850%	5/1/37	700	678
	Florida Power Corp.	4.500%	6/1/10	425	415
	Florida Power Corp.	4.800%	3/1/13	775	745
	Indiana Michigan Power Co.	6.050%	3/15/37	1,300	1,243
	Jersey Central Power & Light	5.625%	5/1/16	275	267
4	Jersey Central Power & Light	5.650%	6/1/17	450	437
	Kansas City Power & Light	6.050%	11/15/35	175	166
	MidAmerican Energy Co.	5.650%	7/15/12	350	350
	MidAmerican Energy Co.	5.950%	7/15/17	350	350
	MidAmerican Energy Co.	6.750%	12/30/31	725	781
	MidAmerican Energy Co.	5.750%	11/1/35	275	259
	MidAmerican Energy Holdings Co.	5.875%	10/1/12	900	908
	MidAmerican Energy Holdings Co.	5.000%	2/15/14	175	167
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	4,875	4,736
4	MidAmerican Energy Holdings Co.	5.950%	5/15/37	400	381
	NStar Electric Co.	4.875%	4/15/14	175	167
	National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	3,225	3,443
	National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	225	278
	NiSource Finance Corp.	7.875%	11/15/10	550	587
	NiSource Finance Corp.	5.400%	7/15/14	175	168
	NiSource Finance Corp.	5.250%	9/15/17	550	506
	NiSource Finance Corp.	5.450%	9/15/20	600	545
	Niagara Mohawk Power Corp.	7.750%	10/1/08	300	307
	Northern States Power Co.	6.250%	6/1/36	200	205
	Ohio Edison	6.400%	7/15/16	425	435
	Ohio Power Co.	6.000%	6/1/16	350	351

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Oncor Electric Delivery Co.	6.375%	5/1/12	675	691
	Oncor Electric Delivery Co.	6.375%	1/15/15	700	712
	Oncor Electric Delivery Co.	7.250%	1/15/33	125	134
	PPL Energy Supply LLC	6.400%	11/1/11	1,325	1,347
	PPL Energy Supply LLC	6.200%	5/15/16	1,075	1,064
	PPL Energy Supply LLC	6.000%	12/15/36	325	295
	PSE&G Power LLC	7.750%	4/15/11	850	909
	PSE&G Power LLC	6.950%	6/1/12	1,550	1,624
	PSE&G Power LLC	5.500%	12/1/15	775	746
	PSE&G Power LLC	8.625%	4/15/31	75	91
	PSI Energy Inc.	5.000%	9/15/13	500	479
	PacifiCorp	6.900%	11/15/11	500	526
	PacifiCorp	7.700%	11/15/31	250	296
	PacifiCorp	5.250%	6/15/35	175	152
	Pacific Gas & Electric Co.	3.600%	3/1/09	225	218
	Pacific Gas & Electric Co.	4.200%	3/1/11	225	215
	Pacific Gas & Electric Co.	4.800%	3/1/14	625	590
	Pacific Gas & Electric Co.	6.050%	3/1/34	3,300	3,210
	Pacific Gas & Electric Co.	5.800%	3/1/37	750	700
	Pepco Holdings, Inc.	6.450%	8/15/12	825	844
	Pepco Holdings, Inc.	7.450%	8/15/32	175	192
	Progress Energy, Inc.	7.100%	3/1/11	1,430	1,501
	Progress Energy, Inc.	5.625%	1/15/16	500	490
	Progress Energy, Inc.	7.750%	3/1/31	350	406
	Progress Energy, Inc.	7.000%	10/30/31	50	54
	Public Service Co. of Colorado	4.375%	10/1/08	300	296
	Public Service Co. of Colorado	7.875%	10/1/12	1,875	2,064
	Public Service Co. of Colorado	5.500%	4/1/14	275	271
	Public Service Electric & Gas	5.800%	5/1/37	1,950	1,857
	Puget Sound Energy Inc.	5.483%	6/1/35	100	88
	Puget Sound Energy Inc.	6.274%	3/15/37	650	643
	SCANA Corp.	6.875%	5/15/11	1,325	1,379
	Southern California Edison Co.	5.000%	1/15/14	1,175	1,125
	Southern California Edison Co.	5.000%	1/15/16	1,600	1,521
	Southern California Edison Co.	6.650%	4/1/29	250	265
	Southern California Edison Co.	6.000%	1/15/34	175	174
	Southern California Edison Co.	5.750%	4/1/35	225	216
	Southern California Edison Co.	5.350%	7/15/35	125	113
	Southern California Edison Co.	5.625%	2/1/36	125	118
	Southern California Edison Co.	5.550%	1/15/37	1,400	1,302
	Southern Co.	5.300%	1/15/12	525	524
	Southern Power Co.	6.250%	7/15/12	175	180
	Southern Power Co.	4.875%	7/15/15	750	698
	Tampa Electric Co.	6.550%	5/15/36	400	411
	Toledo Edison Co.	6.150%	5/15/37	300	283
	Union Electric Co.	5.400%	2/1/16	300	287
	Virginia Electric & Power Co.	5.400%	1/15/16	1,000	968
	Virginia Electric & Power Co.	6.000%	1/15/36	350	338
	Virginia Electric & Power Co.	6.000%	5/15/37	1,200	1,152
	Wisconsin Electric Power Co.	5.625%	5/15/33	175	165
	Wisconsin Energy Corp.	6.500%	4/1/11	400	412
2	Wisconsin Energy Corp.	6.250%	5/15/67	275	263
4	Xcel Energy, Inc.	5.613%	4/1/17	131	128
	Xcel Energy, Inc.	6.500%	7/1/36	425	434

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Natural Gas (0.4%)
	AGL Capital Corp.	7.125%	1/14/11	300	314
	Atmos Energy Corp.	4.000%	10/15/09	400	388
	Atmos Energy Corp.	4.950%	10/15/14	475	443
	Boardwalk Pipelines LLC	5.500%	2/1/17	125	119
	CenterPoint Energy Resources	7.875%	4/1/13	750	819
	CenterPoint Energy Resources	6.150%	5/1/16	650	649
	Consolidated Natural Gas	6.250%	11/1/11	1,375	1,405
	Consolidated Natural Gas	5.000%	12/1/14	950	900
	Duke Capital Corp.	7.500%	10/1/09	250	260
	Duke Capital Corp.	5.500%	3/1/14	425	411
	Duke Capital Corp.	6.750%	2/15/32	175	172
	Duke Energy Field Services	7.875%	8/16/10	225	239
	Duke Energy Field Services	8.125%	8/16/30	275	325
4	El Paso Natural Gas Co.	5.950%	4/15/17	300	292
	Energy Transfer Partners LP	5.650%	8/1/12	625	618
	Energy Transfer Partners LP	5.950%	2/1/15	175	172
	Energy Transfer Partners LP	6.125%	2/15/17	300	296
	Energy Transfer Partners LP	6.625%	10/15/36	550	538
	Enterprise Products Operating LP	4.950%	6/1/10	700	688
	Enterprise Products Operating LP	5.600%	10/15/14	875	852
	Enterprise Products Operating LP	6.875%	3/1/33	100	101
	KeySpan Corp.	7.625%	11/15/10	100	106
	KeySpan Corp.	8.000%	11/15/30	200	238
	Kinder Morgan Energy Partners LP	7.125%	3/15/12	600	629
	Kinder Morgan Energy Partners LP	5.000%	12/15/13	450	425
	Kinder Morgan Energy Partners LP	5.125%	11/15/14	425	399
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	450	469
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	100	89
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	150	151
	Magellan Midstream Partners, LP	5.650%	10/15/16	100	96
	National Grid PLC	6.300%	8/1/16	1,825	1,863
	ONEOK Inc.	5.200%	6/15/15	450	425
	ONEOK Inc.	6.000%	6/15/35	225	202
	ONEOK Partners, LP	5.900%	4/1/12	450	452
	ONEOK Partners, LP	6.150%	10/1/16	725	725
	ONEOK Partners, LP	6.650%	10/1/36	2,275	2,277
	San Diego Gas & Electric	5.300%	11/15/15	225	220
	San Diego Gas & Electric	5.350%	5/15/35	100	92
	Sempra Energy	7.950%	3/1/10	20	21
	Southern California Gas Co.	5.750%	11/15/35	350	337
4	Southern Natural Gas	5.900%	4/1/17	2,875	2,795
	Texas Gas Transmission	4.600%	6/1/15	975	887
	Trans-Canada Pipelines	4.000%	6/15/13	675	619
	Trans-Canada Pipelines	5.600%	3/31/34	1,225	1,125
	Trans-Canada Pipelines	5.850%	3/15/36	800	754
2	Trans-Canada Pipelines	6.350%	5/15/67	525	501
					114,607
Total Corporate Bonds (Cost $1,795,695)					1,765,797
Sovereign Bonds (U.S. Dollar-Denominated) (2.3%)
	African Development Bank	3.250%	8/1/08	850	833
	Asian Development Bank	4.125%	9/15/10	200	194
	Asian Development Bank	5.593%	7/16/18	1,700	1,701
	Bayerische Landesbank	2.875%	10/15/08	450	437
	Canadian Government	5.250%	11/5/08	275	276

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Canadian Mortgage & Housing	4.800%	10/1/10	25	25
China Development Bank	4.750%	10/8/14	575	541
China Development Bank	5.000%	10/15/15	175	167
Corp. Andina de Fomento	5.200%	5/21/13	375	364
Corp. Andina de Fomento	5.750%	1/12/17	1,900	1,853
Development Bank of Japan	4.250%	6/9/15	175	162
Eksportfinans	4.750%	12/15/08	1,300	1,291
Eksportfinans	5.500%	5/25/16	2,125	2,132
Eksportfinans	5.500%	6/26/17	850	848
European Investment Bank	3.875%	8/15/08	4,525	4,466
European Investment Bank	4.500%	2/17/09	125	124
European Investment Bank	5.000%	2/8/10	200	199
European Investment Bank	4.000%	3/3/10	3,575	3,474
European Investment Bank	4.125%	9/15/10	1,500	1,455
European Investment Bank	5.250%	6/15/11	3,850	3,862
European Investment Bank	4.625%	5/15/14	3,025	2,886
European Investment Bank	4.875%	2/16/16	500	481
European Investment Bank	5.125%	9/13/16	300	293
European Investment Bank	4.875%	1/17/17	1,725	1,654
European Investment Bank	5.125%	5/30/17	3,025	2,961
Export-Import Bank of Korea	4.500%	8/12/09	175	172
Export-Import Bank of Korea	4.625%	3/16/10	175	171
Export-Import Bank of Korea	5.125%	2/14/11	750	737
Export-Import Bank of Korea	5.125%	3/16/15	400	381
Federation of Malaysia	8.750%	6/1/09	750	794
Federation of Malaysia	7.500%	7/15/11	2,050	2,190
Financement Quebec	5.000%	10/25/12	550	539
Inter-American Development Bank	5.375%	11/18/08	275	276
Inter-American Development Bank	5.625%	4/16/09	2,650	2,669
Inter-American Development Bank	8.500%	3/15/11	575	635
Inter-American Development Bank	4.375%	9/20/12	800	767
Inter-American Development Bank	4.250%	9/14/15	75	69
Inter-American Development Bank	7.000%	6/15/25	725	841
International Bank for
Reconstruction & Development	4.125%	6/24/09	1,025	1,006
International Bank for
Reconstruction & Development	4.125%	8/12/09	775	760
International Bank for
Reconstruction & Development	8.875%	3/1/26	450	616
Japan Bank International	4.750%	5/25/11	225	221
Japan Finance Corp.	5.875%	3/14/11	1,000	1,020
Japan Finance Corp.	4.625%	4/21/15	600	568
KFW International Finance Inc.	4.875%	10/19/09	1,350	1,340
Korea Development Bank	3.875%	3/2/09	550	536
Korea Development Bank	4.750%	7/20/09	450	443
Korea Development Bank	4.625%	9/16/10	625	609
Korea Development Bank	5.750%	9/10/13	1,975	1,987
Korea Electric Power	7.750%	4/1/13	1,325	1,468
Kreditanstalt fur Wiederaufbau	4.625%	11/17/08	1,400	1,389
Kreditanstalt fur Wiederaufbau	5.250%	5/19/09	1,525	1,526
Kreditanstalt fur Wiederaufbau	5.000%	6/1/10	2,125	2,116
Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	6,150	5,989
Kreditanstalt fur Wiederaufbau	4.625%	1/20/11	500	490
Kreditanstalt fur Wiederaufbau	4.750%	5/15/12	925	906
Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	275	255
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	1,015	999

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Landeskreditbank
Baden-Wuerttemberg–Foerderbank	4.250%	9/15/10	250	243
Landwirtschaftliche Rentenbank	3.875%	9/4/08	1,175	1,158
Landwirtschaftliche Rentenbank	5.250%	7/2/12	750	749
Landwirtschaftliche Rentenbank	4.875%	11/16/15	275	266
Oesterreichische Kontrollbank	4.250%	10/6/10	725	705
Oesterreichische Kontrollbank	4.500%	3/9/15	125	118
Ontario Hydro Electric	7.450%	3/31/13	225	247
Pemex Project Funding Master Trust	6.125%	8/15/08	525	528
Pemex Project Funding Master Trust	7.875%	2/1/09	1,350	1,396
Pemex Project Funding Master Trust	9.125%	10/13/10	525	576
Pemex Project Funding Master Trust	8.000%	11/15/11	1,275	1,381
Pemex Project Funding Master Trust	7.375%	12/15/14	60	65
Pemex Project Funding Master Trust	5.750%	12/15/15	1,735	1,700
Pemex Project Funding Master Trust	8.625%	2/1/22	1,775	2,166
Pemex Project Funding Master Trust	6.625%	6/15/35	1,450	1,465
People’s Republic of China	7.300%	12/15/08	175	179
People’s Republic of China	4.750%	10/29/13	375	362
Petrobras International Finance	6.125%	10/6/16	2,075	2,025
Petrobras International Finance	8.375%	12/10/18	600	690
Province of British Columbia	5.375%	10/29/08	1,170	1,171
Province of Manitoba	7.500%	2/22/10	625	658
Province of Nova Scotia	5.750%	2/27/12	225	227
Province of Ontario	5.500%	10/1/08	2,875	2,882
Province of Ontario	3.625%	10/21/09	625	603
Province of Ontario	5.000%	10/18/11	525	519
Province of Ontario	4.750%	1/19/16	900	858
Province of Ontario	5.450%	4/27/16	2,075	2,077
Province of Quebec	5.750%	2/15/09	800	805
Province of Quebec	5.000%	7/17/09	1,375	1,365
Province of Quebec	6.125%	1/22/11	850	870
Province of Quebec	4.600%	5/26/15	275	259
Province of Quebec	5.125%	11/14/16	2,450	2,376
Province of Quebec	7.500%	9/15/29	2,425	2,942
Province of Saskatchewan	7.375%	7/15/13	200	219
Quebec Hydro Electric	6.300%	5/11/11	1,250	1,276
Quebec Hydro Electric	7.500%	4/1/16	1,200	1,345
Quebec Hydro Electric	8.050%	7/7/24	1,325	1,659
Region of Lombardy, Italy	5.804%	10/25/32	225	223
Republic of Chile	7.125%	1/11/12	925	981
Republic of Chile	5.500%	1/15/13	175	174
Republic of Hungary	4.750%	2/3/15	1,525	1,419
Republic of Italy	6.000%	2/22/11	2,825	2,882
Republic of Italy	5.625%	6/15/12	3,600	3,633
Republic of Italy	4.750%	1/25/16	5,650	5,358
Republic of Italy	5.250%	9/20/16	350	343
Republic of Italy	6.875%	9/27/23	3,100	3,474
Republic of Italy	5.375%	6/15/33	625	587
Republic of Korea	4.250%	6/1/13	2,300	2,148
Republic of Korea	5.625%	11/3/25	250	239
Republic of Poland	6.250%	7/3/12	675	694
Republic of Poland	5.250%	1/15/14	1,000	978
Republic of South Africa	7.375%	4/25/12	2,475	2,634
Republic of South Africa	6.500%	6/2/14	325	336
Republic of South Africa	5.875%	5/30/22	400	399
State of Israel	4.625%	6/15/13	225	218

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
State of Israel	5.500%	11/9/16	1,575	1,542
Swedish Export Credit Corp.	4.125%	10/15/08	725	714
Swedish Export Credit Corp.	4.000%	6/15/10	450	435
United Mexican States	10.375%	2/17/09	265	284
United Mexican States	9.875%	2/1/10	975	1,075
United Mexican States	8.375%	1/14/11	4,375	4,758
United Mexican States	7.500%	1/14/12	203	218
United Mexican States	6.375%	1/16/13	4,016	4,143
United Mexican States	6.625%	3/3/15	47	49
United Mexican States	11.375%	9/15/16	100	138
United Mexican States	5.625%	1/15/17	3,775	3,696
United Mexican States	8.300%	8/15/31	1,100	1,375
United Mexican States	6.750%	9/27/34	5,670	6,047
Total Sovereign Bonds (Cost $158,901)				156,488
Taxable Municipal Bonds (0.2%)
Illinois (Taxable Pension) GO	4.950%	6/1/23	2,525	2,334
Illinois (Taxable Pension) GO	5.100%	6/1/33	5,450	4,960
Kansas Dev. Finance Auth. Rev.
(Public Employee Retirement System)	5.501%	5/1/34	675	653
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	500	596
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	10	9
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	290	271
Oregon (Taxable Pension) GO	5.762%	6/1/23	225	227
Oregon (Taxable Pension) GO	5.892%	6/1/27	450	456
Oregon School Board Assn.	4.759%	6/30/28	300	270
Oregon School Board Assn.	5.528%	6/30/28	100	98
Wisconsin Public Service Rev.	4.800%	5/1/13	275	267
Wisconsin Public Service Rev.	5.700%	5/1/26	275	272
Total Taxable Municipal Bonds (Cost $10,881)				10,413

			Shares
Temporary Cash Investment (1.3%)
5 Vanguard Market Liquidity Fund
(Cost $90,172)	5.281%		90,172,248	90,172
Total Investments (99.9%) (Cost $6,902,560)				6,786,735
Other Assets and Liabilities (0.1%)
Other Assets				180,417
Liabilities				(172,280)
				8,137
Net Assets (100%)
Applicable to 137,179,961 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				6,794,872
Net Asset Value Per Share				$49.53

At June 30, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	6,934,034	$50.54
Overdistributed Net Investment Income	(2,731)	(.02)
Accumulated Net Realized Losses	(20,103)	(.15)
Unrealized Depreciation
Investment Securities	(115,825)	(.84)
Swap Contracts	(503)	—
Net Assets	6,794,872	$49.53

•	See Note A in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average or expected maturity is shorter than the final maturity shown due to the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Adjustable-rate note.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the aggregate value of these securities was $36,396,000, representing 0.5% of net assets.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Interest[1]	151,784
Total Income	151,784
Expenses
The Vanguard Group—Note B
Management and Administrative	1,446
Total Expenses	1,446
Net Investment Income	150,338
Realized Net Gain (Loss)
Investment Securities Sold	(3,515)
Swap Contracts	(8,155)
Realized Net Gain (Loss)	(11,670)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(107,116)
Swap Contracts	(435)
Change in Unrealized Appreciation (Depreciation)	(107,551)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,117

1 Interest income from an affiliated company of the fund was $3,987,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	150,338	194,688
Realized Net Gain (Loss)	(11,670)	(9,853)
Change in Unrealized Appreciation (Depreciation)	(107,551)	(7,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,117	177,214
Distributions
Net Investment Income	(143,186)	(198,594)
Realized Capital Gain	—	—
Total Distributions	(143,186)	(198,594)
Capital Share Transactions—Note E
Issued	2,197,471	2,098,246
Issued in Lieu of Cash Distributions	132,787	183,996
Redeemed	(249,550)	(295,286)
Net Increase (Decrease) from Capital Share Transactions	2,080,708	1,986,956
Total Increase (Decrease)	1,968,639	1,965,576
Net Assets
Beginning of Period	4,826,233	2,860,657
End of Period[1]	6,794,872	4,826,233

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($2,731,000) and ($2,335,000).

Financial Highlights

Institutional Total Bond Market Index Fund
	Six Months					April 26[1],
	Ended					2002, to
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$50.32	$50.79	$51.79	$51.80	$51.89	$50.00
Investment Operations
Net Investment Income	1.294	2.540	2.263	2.104	1.952	1.701
Net Realized and Unrealized Gain (Loss)
on Investments	(.850)	(.429)	(1.007)	.106	.133	1.891
Total from Investment Operations	.444	2.111	1.256	2.210	2.085	3.592
Distributions
Dividends from Net Investment Income	(1.234)	(2.581)	(2.256)	(2.193)	(1.997)	(1.690)
Distributions from Realized Capital Gains	—	—	—	(.027)	(.178)	(.012)
Total Distributions	(1.234)	(2.581)	(2.256)	(2.220)	(2.175)	(1.702)
Net Asset Value, End of Period	$49.53	$50.32	$50.79	$51.79	$51.80	$51.89

Total Return	0.88%	4.30%	2.47%	4.36%	4.08%	7.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,795	$4,826	$2,861	$1,170	$1,185	$1,005
Ratio of Total Expenses to
Average Net Assets	0.05%*	0.05%	0.05%	0.05%	0.05%	0.05%*
Ratio of Net Investment Income to
Average Net Assets	5.19%*	5.08%	4.47%	4.08%	3.81%	4.57%*
Portfolio Turnover Rate[2]	63%*	63%	68%	88%	91%	68%

1 Inception.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and servicing criteria and invest a minimum of $100 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Swap Contracts: The fund has entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses on swap contracts of $7,548,000 have been reclassified from accumulated net realized losses to overdistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month. At June 30, 2007, the fund had $2,731,000 of net swap losses available to reduce ordinary income dividends to shareholders.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2006, the fund had available realized losses of $15,969,000 to offset future net capital gains of $2,064,000 through December 13, 2013, $13,397,000 through December 31, 2014, and $508,000 through December 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2007, the cost of investment securities for tax purposes was $6,902,560,000. Net unrealized depreciation of investment securities for tax purposes was $115,825,000, consisting of unrealized gains of $2,863,000 on securities that had risen in value since their purchase and $118,688,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2007, the fund had the following open swap contracts:

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)[2]	($000)
4/3/09	WB	29,610	4.999%	(5.350%)	(191)

Total Return Swaps
				Unrealized
		Notional	Floating	Appreciation
		Amount	Interest	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Rate Paid[3]	($000)
Commercial Mortgage-Backed Securities Index
7/31/07	BA	35,000	5.270%	—
7/31/07	LEH	10,000	5.238	—
8/31/07	LEH	48,000	5.250	—
9/30/07	LEH	30,000	5.170	—
10/31/07	LEH	35,000	5.170	—
10/31/07	LEH	29,200	5.170	—
11/30/07	LEH	20,000	5.270	—
12/31/08	LEH	30,000	5.320	—
1/31/08	LEH	25,000	5.320	—
2/28/08	LEH	30,000	5.295	—
3/31/08	LEH	10,000	5.295	—
5/31/08	LEH	28,000	5.220	—
Hybrid ARM Index
3/31/08	LEH	6,000	5.310	—
4/30/08	LEH	6,000	5.310	—
Federal National Mortgage Assn., 6.00% 30-Year
7/31/07	UBS	16,000	5.319	(214)
Federal National Mortgage Assn., 6.50% 30-Year
7/31/07	UBS	12,000	5.319	(98)
Federal Home Loan Mortgage Corp., 6.00% 30-Year
9/30/07	UBS	16,000	4.910	—
				(312)

1 BA—Bank of America, N.A.

LEH—Lehman Brothers Special Financing Inc.

UBS—UBS AG.

WB—Wachovia Bank, N.A.

2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

D. During the six months ended June 30, 2007, the fund purchased $572,714,000 of investment securities and sold $151,518,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,030,120,000 and $1,559,901,000, respectively.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
	Shares	Shares
	(000)	(000)
Issued	43,583	41,822
Issued in Lieu of Cash Distributions	2,647	3,674
Redeemed	(4,964)	(5,906)
Net Increase (Decrease) in Shares Outstanding	41,266	39,590

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Total Bond Market Index Fund	12/31/2006	6/30/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,008.75	$0.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.55	0.25

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.05%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Institutional Total Bond Market Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3372 082007

Vanguard® Institutional
Total Stock Market Index Fund

> Semiannual Report

June 30, 2007

>	During the first six months of 2007, Vanguard Institutional Total Stock Market Index Fund returned 7.5% for Institutional Shares and 7.6% for Institutional Plus Shares.

>	Despite a brief but sharp pullback in February, stock prices rose smartly during the half-year.

>	Energy, industrial, and technology stocks were strong contributors to the fund’s total return, while financial and consumer-oriented issues fared less well.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	5
Performance Summary	6
Financial Statements	7
About Your Fund’s Expenses	50
Trustees Approve Advisory Arrangement	52
Glossary	53

Institutional Total Stock Market Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended June 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Institutional Total Stock Market Index Fund
Institutional Shares[1]	VITNX	7.5%
Institutional Plus Shares[2]	VITPX	7.6
MSCI® US Broad Market Index		7.6
Average Multi-Cap Core Fund[3]		7.8

Your Fund’s Performance at a Glance
December 31, 2006–June 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional
Total Stock Market Index Fund
Institutional Shares	$30.71	$32.78	$0.240	$0.000
Institutional Plus Shares	30.71	32.78	0.243	0.000

1 This class of shares carries low expenses and is available for a minimum investment of $100 million.

2 This class of shares also carries low expenses and is available for a minimum investment of $200 million.

3 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Despite some choppiness, the broad U.S. stock market posted solid returns for the first half of 2007, spurred by a strong March, April, and May. The Morgan Stanley Capital International® (MSCI) US Broad Market Index returned 7.6% during the six months.

Vanguard Institutional Total Stock Market Index Fund met its primary objective, closely tracking its target index. The Institutional Shares returned 7.5% and the Institutional Plus Shares returned 7.6%.

Stock market’s ascent was driven by global liquidity

The broad U.S. stock market notched impressive gains in the year’s first half, when an abundance of cash drove record numbers of mergers and acquisitions around the globe. The gains came amid increased volatility. In February, markets worldwide fell sharply following a sell-off in China, only to recover quickly and continue upward. The six-month period closed with two dips in June, owing to fears of accelerating inflation and slowing economic growth.

The best performers in the U.S. market were the so-called mega-caps—broadly diversified companies that are well-positioned to thrive during periods of economic transition. International stocks, particularly those in emerging markets, outperformed U.S. equities. The dollar slid against the euro and the British pound, further enhancing gains for Americans investing abroad.

2

Bond investors were hobbled by a shift in sentiment

The relationship between yield and maturity returned to normal during the past six months, as yields of intermediate-and longer-term bonds moved higher than short-term yields. The accompanying drop in prices was steepest for long-term and intermediate-term bonds.

Earlier in the year, bond yields seemed to reflect an assumption that the Federal Reserve Board might cut interest rates in response to weaker economic growth. As the year progressed, inflationary pressures and economic growth looked more substantial, producing a change in market sentiment, which resulted in higher yields and lower prices.

The broad taxable bond market returned 1.0% for the period, while municipal bonds posted a return of 0.1%. The Citigroup 3-Month Treasury Bill Index—a proxy for money market yields—returned 2.5% for the half-year.

Energy, tech, and industrials drove fund’s performance

The Institutional Total Stock Market Index Fund succeeded in closely tracking the returns of its target benchmark, the MSCI US Broad Market Index, during the first half of 2007. In doing so, the fund posted a solid return, driven by contributions from the energy, information technology, and industrials sectors.

Market Barometer
		Total Returns
		Periods Ended June 30, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	7.2%	20.4%	11.3%
Russell 2000 Index (Small-caps)	6.4	16.4	13.9
Dow Jones Wilshire 5000 Index (Entire market)	7.6	20.4	12.0
MSCI All Country World Index ex USA (International)	12.6	30.1	19.9

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	1.0%	6.1%	4.5%
Lehman Municipal Bond Index	0.1	4.7	4.6
Citigroup 3-Month Treasury Bill Index	2.5	5.1	2.7

CPI
Consumer Price Index	3.2%	2.7%	3.0%

1 Annualized.

3

The energy sector returned nearly 18%, with double-digit returns across a wide range of firms and particularly impressive returns from oil and gas drilling, equipment, and services companies. In the relatively large tech sector, strong returns from hardware and semiconductor companies countered weaker performances in software. Industrial stocks were led by machinery, aerospace, and defense companies.

Two of the index’s smallest sectors during the half-year posted some of the strongest results. Materials returned over 19%, driven by chemical, metal, and mining stocks. Telecommunication services returned 15%, largely on the performance of its largest holding during the period, AT&T.

The index’s performance was dampened by its relatively large exposure to financial stocks (which represented more than one-fifth of the fund’s assets, on average, during the period). Rising interest rates, trouble with subprime mortgage loans, and poor returns among real estate investment trusts (REITs) contributed to the only negative sector return in the index. Meanwhile, returns in the consumer staples and consumer discretionary sectors, though positive, were restrained by high fuel prices and continued weakness in the housing market.

Building on a long record of tight index tracking

During the half-year, and throughout its history, the Institutional Total Stock Market Index Fund has offered extremely tight index tracking, providing a smart and efficient way to capture the returns of the broad U.S. market. The fund’s low expenses, of course, have been an important factor in its ability to meet this objective. But the success of the fund is also a tribute to its advisor, Vanguard Quantitative Equity Group. Leveraging decades of indexing experience, this veteran portfolio management team has developed sophisticated trading strategies and portfolio construction methodologies that have been applied not only to this total-market fund but also to funds that seek to track smaller segments of the market.

Over the years, the Quantitative Equity Group’s record of tight index tracking has been an important consideration for many of our institutional clients, who have found it has offered an element of relative predictability in their risk-assessment and portfolio-planning process. No matter how the Institutional Total Stock Market Index Fund fits into your overall strategy, it can provide a fine foundation for your portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

July 12, 2007

4

Fund Profile

As of June 30, 2007

Portfolio Characteristics
		Target
	Fund	Index[1]
Number of Stocks	3,418	3,929
Median Market Cap	$33.4B	$33.4B
Price/Earnings Ratio	18.2x	18.2x
Price/Book Ratio	2.9x	2.9x
Yield		1.7%
Institutional Shares	1.7%
Institutional Plus Shares	1.7%
Return on Equity	18.2%	18.2%
Earnings Growth Rate	20.8%	20.7%
Foreign Holdings	0.4%	0.4%
Turnover Rate	6%[2]	—
Expense Ratio		—
Institutional Shares	0.045%[2]
Institutional Plus Shares	0.025%[2]
Short-Term Reserves	0%	—

Sector Diversification (% of portfolio)
		Target
	Fund	Index[1]
Consumer Discretionary	11%	11%
Consumer Staples	8	8
Energy	10	10
Financials	21	21
Health Care	12	12
Industrials	12	12
Information Technology	16	16
Materials	3	3
Telecommunication Services	3	3
Utilities	4	4

Volatility Measures[3]
Fund Versus
Spliced Index[4]
R-Squared	1.00
Beta	1.00

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	2.8%
General Electric Co.	industrial conglomerates	2.3
Microsoft Corp.	systems software	1.5
AT&T Inc.	integrated telecommunication services	1.5
Citigroup, Inc.	diversified financial services	1.5
Bank of America Corp.	diversified financial services	1.3
The Procter & Gamble Co.	household products	1.1
Pfizer Inc.	pharmaceuticals	1.1
Chevron Corp.	integrated oil and gas	1.1
Johnson & Johnson	pharmaceuticals	1.1
Top Ten		15.3%

Investment Focus

1 MSCI US Broad Market Index.

2 Annualized.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 53.

4 Dow Jones Wilshire 5000 Index through April 8, 2005; MSCI US Broad Market Index thereafter.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

5

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2001–June 30, 2007

Average Annual Total Returns: Periods Ended June 30, 2007
				Since
	Inception Date	One Year	Five Years	Inception
Institutional Shares	8/31/2001	20.41%	11.98%	8.27%
Institutional Plus Shares	5/31/2001	20.43	12.01	6.27

1 Six months ended June 30, 2007.

2 Dow Jones Wilshire 5000 Index through April 8, 2005; MSCI US Broad Market Index thereafter.

Note: See Financial Highlights tables on pages 45 and 46 for dividend and capital gains information.

6

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (11.2%)
	Home Depot, Inc.	1,102,548	43,385
	Time Warner, Inc.	2,061,164	43,367
*	Comcast Corp. Class A	1,513,863	42,570
	The Walt Disney Co.	1,051,224	35,889
	McDonald’s Corp.	650,165	33,002
	Target Corp.	440,842	28,038
	News Corp., Class A	1,240,661	26,314
	Lowe’s Cos., Inc.	781,787	23,993
*	Viacom Inc. Class B	328,085	13,658
	The McGraw-Hill Cos., Inc.	191,387	13,030
	CBS Corp.	369,344	12,307
	Johnson Controls, Inc.	106,255	12,301
	Carnival Corp.	235,797	11,500
*	Amazon.com, Inc.	168,027	11,495
*	Kohl’s Corp.	159,170	11,306
	Macy’s Inc.	283,954	11,296
	NIKE, Inc. Class B	182,979	10,666
*	Starbucks Corp.	405,969	10,653
	Best Buy Co., Inc.	221,517	10,338
	Clear Channel Communications, Inc.	253,713	9,595
	Omnicom Group Inc.	180,674	9,561
*	Coach, Inc.	200,255	9,490
	Yum! Brands, Inc.	286,692	9,381
	Staples, Inc.	390,766	9,273
	Ford Motor Co.	983,092	9,261
	General Motors Corp.	244,768	9,252
	Harrah’s Entertainment, Inc.	100,680	8,584
*	DIRECTV Group, Inc.	363,962	8,411
	J.C. Penney Co., Inc. (Holding Co.)	115,682	8,373
	Harley-Davidson, Inc.	139,707	8,328
	Marriott International, Inc. Class A	188,940	8,170
*	Liberty Media Corp.– Capital Series A	66,602	7,838
	Starwood Hotels & Resorts Worldwide, Inc.	116,333	7,802

			Market
			Value•
		Shares	($000)
*	Sears Holdings Corp.	45,715	7,749
*	Liberty Media Corp.– Interactive Series A	336,727	7,519
	International Game Technology	183,179	7,272
	Gannett Co., Inc.	126,906	6,973
	TJX Cos., Inc.	246,427	6,777
	Fortune Brands, Inc.	82,082	6,761
	Hilton Hotels Corp.	198,902	6,657
	The Gap, Inc.	307,371	5,871
*	MGM Mirage, Inc.	69,190	5,707
	Nordstrom, Inc.	111,586	5,704
*	Bed Bath & Beyond, Inc.	153,490	5,524
	Mattel, Inc.	213,078	5,389
	Limited Brands, Inc.	193,997	5,325
*	EchoStar Communications Corp. Class A	112,055	4,860
^	Garmin Ltd.	64,091	4,741
	Whirlpool Corp.	42,391	4,714
*	Apollo Group, Inc. Class A	79,698	4,657
	Genuine Parts Co.	92,504	4,588
*	Office Depot, Inc.	149,915	4,542
*	Cablevision Systems NY Group Class A	124,002	4,488
	VF Corp.	48,532	4,445
	Newell Rubbermaid, Inc.	150,459	4,428
*	Las Vegas Sands Corp.	57,432	4,387
	Eastman Kodak Co.	155,855	4,337
*	Liberty Global, Inc. Class A	104,054	4,270
	Sherwin-Williams Co.	62,212	4,135
	H & R Block, Inc.	174,884	4,087
	Harman International Industries, Inc.	33,616	3,926
*	Wyndham Worldwide Corp.	107,609	3,902
*	Liberty Global, Inc. Series C	98,908	3,887
	Tiffany & Co.	73,046	3,876
*	IAC/InterActiveCorp	109,230	3,780
	Dollar General Corp.	169,512	3,716
	Virgin Media Inc.	150,695	3,672
*	AutoZone Inc.	26,716	3,650
*	Expedia, Inc.	120,231	3,522

7

			Market
			Value•
		Shares	($000)
	Abercrombie & Fitch Co.	47,678	3,480
*	The Goodyear Tire & Rubber Co.	100,098	3,479
*	Discovery Holding Co. Class A	144,653	3,326
	Darden Restaurants Inc.	74,450	3,275
	Polo Ralph Lauren Corp.	32,965	3,234
	Royal Caribbean Cruises, Ltd.	74,410	3,198
	Tim Hortons, Inc.	103,039	3,168
	Black & Decker Corp.	35,466	3,132
	D. R. Horton, Inc.	153,598	3,061
*	Comcast Corp. Special Class A	109,441	3,060
*	CarMax, Inc.	116,901	2,981
*	Mohawk Industries, Inc.	29,402	2,963
*	GameStop Corp. Class A	74,956	2,931
*	R.H. Donnelley Corp.	37,946	2,876
	Idearc Inc.	78,696	2,780
	American Eagle Outfitters, Inc.	108,242	2,778
	Lamar Advertising Co. Class A	43,956	2,759
*	Interpublic Group of Cos., Inc.	237,946	2,713
	Wynn Resorts Ltd.	30,137	2,703
	BorgWarner, Inc.	31,343	2,697
	Family Dollar Stores, Inc.	78,481	2,693
	Pulte Homes, Inc.	118,473	2,660
*	ITT Educational Services, Inc.	22,447	2,635
	Centex Corp.	64,432	2,584
	Hasbro, Inc.	81,379	2,556
	Lennar Corp. Class A	68,732	2,513
	Autoliv, Inc.	43,859	2,494
	The Stanley Works	40,249	2,443
	ServiceMaster Co.	157,378	2,433
*	Dollar Tree Stores, Inc.	55,382	2,412
	PetSmart, Inc.	73,246	2,377
*	Penn National Gaming, Inc.	39,049	2,346
	Ross Stores, Inc.	75,493	2,325
	Washington Post Co. Class B	2,986	2,317
	RadioShack Corp.	69,801	2,313
*	Chico’s FAS, Inc.	94,912	2,310
	Advance Auto Parts, Inc.	56,972	2,309
	Station Casinos, Inc.	26,357	2,288
*^	Sirius Satellite Radio, Inc.	746,957	2,256
	E.W. Scripps Co. Class A	47,999	2,193
*	O’Reilly Automotive, Inc.	58,315	2,131
	Leggett & Platt, Inc.	95,868	2,114
	Liz Claiborne, Inc.	55,443	2,068
	Service Corp. International	158,135	2,021
	Brinker International, Inc.	66,148	1,936
	Wendy’s International, Inc.	51,716	1,901
*	AutoNation, Inc.	83,965	1,884
^	New York Times Co. Class A	73,493	1,867
	Foot Locker, Inc.	84,220	1,836
	Phillips-Van Heusen Corp.	30,064	1,821

			Market
			Value•
		Shares	($000)
	Dow Jones & Co., Inc.	30,978	1,780
*	Toll Brothers, Inc.	71,147	1,777
*	Big Lots Inc.	59,043	1,737
*	Career Education Corp.	51,380	1,735
*	XM Satellite Radio Holdings, Inc.	145,421	1,712
*	NVR, Inc.	2,469	1,678
	Jones Apparel Group, Inc.	58,891	1,664
	Williams-Sonoma, Inc.	51,839	1,637
	KB Home	41,493	1,634
	Brunswick Corp.	49,401	1,612
	OfficeMax, Inc.	40,548	1,594
*	Laureate Education Inc.	25,561	1,576
	Snap-On Inc.	30,161	1,523
*	Urban Outfitters, Inc.	62,839	1,510
	Boyd Gaming Corp.	30,646	1,507
	Sotheby’s	31,629	1,456
	Gentex Corp.	73,725	1,452
	Circuit City Stores, Inc.	95,393	1,439
	Saks Inc.	66,929	1,429
*	Jarden Corp.	33,022	1,420
*	Hanesbrands Inc.	52,507	1,419
*	Getty Images, Inc.	29,346	1,403
	Men’s Wearhouse, Inc.	27,403	1,399
*	AnnTaylor Stores Corp.	39,125	1,386
*	Lear Corp.	37,405	1,332
*	Scientific Games Corp.	37,488	1,310
*	Jack in the Box Inc.	18,379	1,304
*	Priceline.com, Inc.	18,920	1,301
	Meredith Corp.	21,050	1,297
	Tribune Co.	43,756	1,286
	Orient-Express Hotel Ltd.	23,022	1,229
*^	Nutri/System Inc.	17,508	1,223
*	Dick’s Sporting Goods, Inc.	20,865	1,214
	Dillard’s Inc.	33,698	1,211
	Guess ?, Inc.	25,161	1,209
*	Aeropostale, Inc.	28,950	1,207
*	Gaylord Entertainment Co.	22,283	1,195
^	Polaris Industries, Inc.	21,439	1,161
*	Payless ShoeSource, Inc.	35,984	1,135
	DeVry, Inc.	33,120	1,127
	Barnes & Noble, Inc.	29,198	1,123
*	J. Crew Group, Inc.	20,722	1,121
*	TRW Automotive Holdings Corp.	29,835	1,099
^	Pool Corp.	27,985	1,092
	John Wiley & Sons Class A	22,033	1,064
*	DreamWorks Animation SKG, Inc.	36,206	1,044
*	Tractor Supply Co.	19,887	1,035
	Strayer Education, Inc.	7,755	1,021
*	The Cheesecake Factory Inc.	41,362	1,014
*	Rent-A-Center, Inc.	38,418	1,008
*	Crocs, Inc.	23,186	998
*	The Warnaco Group, Inc.	25,308	996

8

			Market
			Value•
		Shares	($000)
	Weight Watchers
	International, Inc.	19,547	994
	Belo Corp. Class A	48,043	989
	Applebee’s International, Inc.	40,870	985
*	Guitar Center, Inc.	16,261	973
	Tupperware Brands Corp.	33,338	958
*	Quiksilver, Inc.	67,309	951
	MDC Holdings, Inc.	19,412	939
	Regis Corp.	24,270	928
*	Pinnacle Entertainment, Inc.	32,146	905
*	Charter Communications, Inc.	223,361	905
	International Speedway Corp.	17,095	901
*	Marvel Entertainment, Inc.	35,014	892
	Cooper Tire & Rubber Co.	32,251	891
*	Vail Resorts Inc.	14,612	889
*	Tenneco Automotive, Inc.	25,288	886
	Thor Industries, Inc.	19,498	880
	Ryland Group, Inc.	23,490	878
	American Greetings Corp. Class A	30,892	875
*	Life Time Fitness, Inc.	16,119	858
	Ruby Tuesday, Inc.	32,515	856
	Wolverine World Wide, Inc.	30,830	854
*	Sonic Corp.	38,586	854
	Regal Entertainment Group Class A	38,688	848
*	Pacific Sunwear of California, Inc.	38,219	841
	Arbitron Inc.	16,297	840
*	Corinthian Colleges, Inc.	51,104	832
	ArvinMeritor, Inc.	37,268	827
*^	Chipotle Mexican Grill, Inc.	9,607	819
*	Deckers Outdoor Corp.	8,008	808
*	Tween Brands, Inc.	18,104	807
	Choice Hotels International, Inc.	20,187	798
	Citadel Broadcasting Corp.	122,724	792
*	Panera Bread Co.	16,850	776
*	Live Nation, Inc.	34,677	776
*	Fossil, Inc.	26,306	776
*	Chipotle Mexican Grill, Inc. Class B	9,853	775
	Burger King Holdings Inc.	29,153	768
*	Bally Technologies Inc.	29,010	766
^	The McClatchy Co. Class A	30,097	762
*	Coldwater Creek Inc.	32,440	754
	Catalina Marketing Corp.	23,923	754
*^	Under Armour, Inc.	16,427	750
	Matthews International Corp.	17,168	749
*	Iconix Brand Group Inc.	33,431	743
	Bob Evans Farms, Inc.	19,626	723
	CBRL Group, Inc.	17,019	723
*	Carter’s, Inc.	27,858	723
	American Axle &
	Manufacturing Holdings, Inc.	24,383	722
	Callaway Golf Co.	40,337	718

			Market
			Value•
		Shares	($000)
*	Charming Shoppes, Inc.	66,257	718
	Tempur-Pedic International Inc.	27,635	716
*	Lions Gate Entertainment Corp.	64,177	708
*	Timberland Co.	28,047	707
*	The Children’s Place Retail Stores, Inc.	13,559	700
*	Scholastic Corp.	19,482	700
	Harte-Hanks, Inc.	27,106	696
	Ethan Allen Interiors, Inc.	19,984	684
	Group 1 Automotive, Inc.	16,569	668
*	The Gymboree Corp.	16,915	667
*	Gemstar-TV Guide International, Inc.	134,613	662
	News Corp., Class B	28,707	659
	Brown Shoe Co., Inc.	27,078	659
*	CEC Entertainment Inc.	18,462	650
	Borders Group, Inc.	33,840	645
	CKE Restaurants Inc.	31,697	636
*	Bright Horizons Family Solutions, Inc.	16,231	632
*	Zale Corp.	25,366	604
	Standard Pacific Corp.	33,973	596
*	P.F. Chang’s China Bistro, Inc.	16,418	578
*	Visteon Corp.	69,758	565
^	Beazer Homes USA, Inc.	22,176	547
*	Valassis Communications, Inc.	31,059	534
*	Buffalo Wild Wings Inc.	12,700	528
	The Pep Boys (Manny,Moe & Jack)	25,858	521
*	Entravision Communications Corp.	49,925	521
	Entercom Communications Corp.	20,635	514
*	LKQ Corp.	20,693	510
*^	Netflix.com, Inc.	26,273	509
	Ameristar Casinos, Inc.	14,183	493
*	Genesco, Inc.	9,388	491
	Jackson Hewitt Tax Service Inc.	17,444	490
	Aaron Rents, Inc.	16,758	489
*	Rare Hospitality International Inc.	18,218	488
	Big 5 Sporting Goods Corp.	19,011	485
	Christopher & Banks Corp.	28,196	484
	Winnebago Industries, Inc.	16,245	480
	Asbury Automotive Group, Inc.	19,061	476
*	Helen of Troy Ltd.	17,599	475
*	Aftermarket Technology Corp.	15,981	474
*	Hibbett Sports Inc.	17,056	467
	Triarc Cos., Inc. Class B	29,384	461
*	California Pizza Kitchen, Inc.	21,162	455
*	WMS Industries, Inc.	15,638	451
	Domino’s Pizza, Inc.	24,493	447
	Movado Group, Inc.	13,219	446
	Sonic Automotive, Inc.	15,339	444
	Churchill Downs, Inc.	8,251	432

9

			Market
			Value•
		Shares	($000)
	The Stride Rite Corp.	21,134	428
*	RC2 Corp.	10,695	428
*	Papa John’s International, Inc.	14,819	426
*	CSK Auto Corp.	22,898	421
*	Blockbuster Inc. Class A	97,744	421
*	Coinstar, Inc.	13,373	421
*	AFC Enterprises, Inc.	24,265	420
*	LodgeNet Entertainment Corp.	12,943	415
	Lee Enterprises, Inc.	19,594	409
*	Vertrue Inc.	8,296	405
*	Hayes Lemmerz International, Inc.	74,875	401
*	The Dress Barn, Inc.	19,507	400
	IHOP Corp.	7,324	399
*^	Avatar Holding, Inc.	5,151	396
*^	Shuffle Master, Inc.	23,868	396
	CPI Corp.	5,634	392
	Oakley, Inc.	13,637	387
*	Exide Technologies	41,574	387
*	Mediacom Communications Corp.	39,867	386
*	GSI Commerce, Inc.	16,859	383
	Cato Corp. Class A	17,274	379
*	Pre-Paid Legal Services, Inc.	5,836	375
*	CTC Media, Inc.	13,804	375
	Interactive Data Corp.	13,907	372
*	Blue Nile Inc.	6,104	369
*	Champion Enterprises, Inc.	37,294	367
	Gray Television, Inc.	39,412	365
*	Cabela’s Inc.	16,500	365
*	JAKKS Pacific, Inc.	12,942	364
	The Buckle, Inc.	9,082	358
	Modine Manufacturing Co.	15,824	358
*	99 Cents Only Stores	27,020	354
*	Select Comfort Corp.	21,797	354
*	Steiner Leisure Ltd.	7,098	349
*	Keystone Automotive Industries, Inc.	8,403	348
*^	Build-A-Bear-Workshop, Inc.	13,179	344
	CSS Industries, Inc.	8,651	343
*	Hartmarx Corp.	42,795	341
	Columbia Sportswear Co.	4,953	340
*	A.C. Moore Arts & Crafts, Inc.	17,132	336
	K-Swiss, Inc.	11,828	335
*	Drew Industries, Inc.	10,100	335
	RCN Corp.	17,787	334
	Blyth, Inc.	12,204	324
	Oxford Industries, Inc.	7,302	324
	Stage Stores, Inc.	15,424	323
^	Talbots Inc.	12,800	320
*^	Cumulus Media Inc.	33,753	316
*	Skechers U.S.A., Inc.	10,798	315
*	Cox Radio, Inc.	22,112	315
	Sinclair Broadcast Group, Inc.	22,010	313
	Landry’s Restaurants, Inc.	10,282	311
	United Auto Group, Inc.	14,591	311

			Market
			Value•
		Shares	($000)
	Ambassadors International, Inc.	9,309	310
*	BJ’s Restaurants Inc.	15,600	308
	Cherokee Inc.	8,395	307
*	Charlotte Russe Holding Inc.	11,324	304
	Stewart Enterprises, Inc. Class A	38,850	303
*	DG FastChannel Inc.	14,774	301
	Bon-Ton Stores, Inc.	7,510	301
*	PRIMEDIA Inc.	105,424	300
*	Fisher Communications, Inc.	5,915	300
	Arctic Cat, Inc.	15,144	300
	Building Materials Holding Corp.	21,127	300
	Carmike Cinemas, Inc.	13,600	299
*	Denny’s Corp.	66,697	297
*	Perry Ellis International Corp.	9,178	295
^	Brookfield Homes Corp.	10,128	295
*	Leapfrog Enterprises, Inc.	28,720	294
*	Bluegreen Corp.	25,094	293
*^	Hovnanian Enterprises Inc.Class A	17,670	292
*	Casual Male Retail Group, Inc.	28,881	292
*	Harris Interactive Inc.	54,383	291
	Sally Beauty Co. Inc.	31,812	286
*	1-800-FLOWERS.COM, Inc.	30,339	286
	Media General, Inc. Class A	8,580	285
	Hearst-Argyle Television Inc.	11,809	285
	Lithia Motors, Inc.	11,224	284
*	Cache, Inc.	21,350	283
	Sealy Corp.	17,100	282
*^	Isle of Capri Casinos, Inc.	11,707	281
	Pier 1 Imports Inc.	32,922	280
	Speedway Motorsports, Inc.	6,931	277
^	La-Z-Boy Inc.	23,896	274
	Courier Corp.	6,816	273
	Kellwood Co.	9,622	271
*	MarineMax, Inc.	13,486	270
*^	Conn’s, Inc.	9,395	268
*	Retail Ventures, Inc.	16,472	266
	Books-a-Million Inc.	15,660	265
*	K2 Inc.	17,163	261
	Ambassadors Group, Inc.	7,300	259
*	Midas Inc.	11,109	252
	Furniture Brands International Inc.	17,659	251
*	Carriage Services, Inc.	30,284	250
*	Meritage Corp.	9,347	250
	O’Charley’s Inc.	12,332	249
*	Multimedia Games Inc.	19,005	243
*	Fleetwood Enterprises, Inc.	26,770	242
	Superior Industries International, Inc.	10,943	238
*	Hot Topic, Inc.	21,473	233
*	Audible, Inc.	23,139	233
*^	Sharper Image Corp.	20,474	233
	Steven Madden, Ltd.	7,066	231

10

			Market
			Value•
		Shares	($000)
	Journal Communications, Inc.	17,761	231
	Handleman Co.	37,068	231
^	Systemax Inc.	11,069	230
*	Texas Roadhouse, Inc.	17,794	228
*	Jos. A. Bank Clothiers, Inc.	5,465	227
*^	Krispy Kreme Doughnuts, Inc.	24,323	225
	Sauer-Danfoss, Inc.	7,564	225
	Kenneth Cole Productions, Inc.	9,091	225
	Fred’s, Inc.	16,744	224
*	Alloy, Inc.	22,270	223
*	Luby’s, Inc.	22,946	222
*	MTR Gaming Group Inc.	14,362	221
*	Cavco Industries, Inc.	5,826	219
	Warner Music Group Corp.	15,113	218
	bebe stores, inc.	13,593	218
*	Jo-Ann Stores, Inc.	7,650	217
*^	Gander Mountain Co.	19,121	217
	UniFirst Corp.	4,888	215
*	Universal Technical Institute Inc.	8,457	215
	Libbey, Inc.	9,933	214
*^	Syntax-Brillian Corp.	43,466	214
*	Maidenform Brands, Inc.	10,700	213
	Kimball International, Inc. Class B	15,090	211
*	dELiA*S, Inc.	26,962	206
*	America’s Car-Mart, Inc.	15,100	205
*	ValueVision Media, Inc.	17,983	204
	Dover Downs Gaming & Entertainment, Inc.	13,370	201
*	Benihana Inc. Class A	10,013	200
*	Audiovox Corp.	15,298	198
*	Volcom, Inc.	3,947	198
	Deb Shops, Inc.	7,076	196
	Monaco Coach Corp.	13,564	195
*^	WCI Communities, Inc.	11,577	193
	Nautilus Inc.	15,846	191
	The Marcus Corp.	8,013	190
	Bassett Furniture Industries, Inc.	13,830	189
*	G-III Apparel Group, Ltd.	11,800	186
*^	Six Flags, Inc.	30,481	186
*	Playboy Enterprises, Inc. Class B	16,292	185
*	Lin TV Corp.	9,610	181
*	Morningstar, Inc.	3,824	180
*	Universal Electronics, Inc.	4,809	175
*	Red Robin Gourmet Burgers, Inc.	4,254	172
*	Cosi, Inc.	37,500	171
*^	Overstock.com, Inc.	9,327	170
*	Smith & Wesson Holding Corp.	10,160	170
	Martha Stewart Living Omnimedia, Inc.	9,891	170
*	Fuel Systems Solutions, Inc.	10,192	169
*	Citi Trends Inc.	4,447	169
	Emmis Communications, Inc.	18,246	168

			Market
			Value•
		Shares	($000)
*	1-800 Contacts, Inc.	7,159	168
*	TiVo Inc.	28,622	166
*^	Cost Plus, Inc.	19,526	166
	Westwood One, Inc.	22,294	160
*	4Kids Entertainment Inc.	10,234	154
	Haverty Furniture Cos., Inc.	13,146	153
	Sun-Times Media Group, Inc.	28,583	150
*	Peet’s Coffee & Tea Inc.	6,086	150
*	Morgans Hotel Group	6,040	147
*	Unifi, Inc.	56,192	147
	Spartan Motors, Inc.	8,536	145
*	New York & Co., Inc.	12,625	138
	World Wrestling
	Entertainment, Inc.	8,592	137
*	Trump Entertainment
	Resorts, Inc.	10,947	137
*	Radio One, Inc. Class D	19,060	135
*	Source Interlink Cos., Inc.	26,888	134
*	INVESTools Inc.	13,380	133
*	West Marine, Inc.	9,677	133
*	CKX, Inc.	9,607	133
	California Coastal
	Communities, Inc.	7,820	132
	Standard Motor Products, Inc.	8,806	132
	Beasley Broadcast Group, Inc.	14,447	129
*	Zumiez Inc.	3,400	128
*^	Navarre Corp.	32,814	128
*	Amerigon Inc.	7,013	126
*	Knology, Inc.	7,100	123
*	Lodgian, Inc.	8,200	123
*	Century Casinos, Inc.	13,645	123
	Finish Line, Inc.	13,009	119
*^	Movie Gallery, Inc.	62,260	118
	Monro Muffler Brake, Inc.	3,141	118
	Acme Communications, Inc.	23,286	117
*	Monarch Casino & Resort, Inc.	4,327	116
*^	Palm Harbor Homes, Inc.	8,203	116
	M/I Homes, Inc.	4,350	116
*	Steak n Shake Co.	6,891	115
*	DSW Inc. Class A	3,300	115
	Tuesday Morning Corp.	9,265	115
	Marine Products Corp.	13,899	114
	Coachmen Industries, Inc.	11,560	112
*	Interstate Hotels &
	Resorts, Inc.	21,192	111
	Noble International, Ltd.	5,409	111
*	Regent Communications, Inc.	32,631	109
*^	Quantum Fuel Systems
	Technologies Worldwide, Inc.	69,658	109
*	Mothers Work, Inc.	3,380	106
*	Empire Resorts Inc.	14,480	105
	National Presto Industries, Inc.	1,679	105
*	Friendly Ice Cream Corp.	6,882	104
*	Stamps.com Inc.	7,526	104
	Salem Communications Corp.	9,254	103

11

			Market
			Value•
		Shares	($000)
*	Magna Entertainment Corp. Class A	35,119	103
*	The Dixie Group, Inc.	8,200	103
*	Benihana Inc.	5,006	100
	Escalade, Inc.	10,730	100
*	Lenox Group, Inc.	14,173	100
	Journal Register Co.	22,201	99
	Stein Mart, Inc.	8,072	99
*	The Wet Seal, Inc. Class A	16,297	98
	Stanley Furniture Co., Inc.	4,645	95
*	drugstore.com, Inc.	34,463	93
*	The Princeton Review, Inc.	19,095	91
*	Shoe Carnival, Inc.	3,317	91
^	Charles & Colvard Ltd.	18,028	89
*^	Caribou Coffee Co.	12,577	89
*	Fairchild Corp.	39,009	87
*	Strattec Security Corp.	1,805	85
*	Finlay Enterprises, Inc.	14,797	79
*	Rentrak Corp.	5,100	76
*	Lazare Kaplan International, Inc.	9,494	75
*	Spanish Broadcasting System, Inc.	16,763	72
*	Syms Corp.	3,604	71
	Craftmade International, Inc.	4,100	70
^	Orleans Homebuilders, Inc.	8,178	69
	Skyline Corp.	2,242	67
*	Buca, Inc.	19,032	67
*	Russ Berrie and Co., Inc.	3,535	66
*	Kirkland’s, Inc.	17,131	65
*	McCormick & Schmick’s
	Seafood Restaurants, Inc.	2,500	65
	Steinway Musical
	Instruments Inc.	1,849	64
*	Gaiam, Inc.	3,458	63
*	Directed Electronics Inc.	7,084	63
	Weyco Group, Inc.	2,322	63
	Lifetime Brands, Inc.	3,000	61
*	GenTek, Inc.	1,740	61
*	PetMed Express, Inc.	4,688	60
*	Dorman Products, Inc.	4,133	57
*	Reading International Inc.
	Class A	5,700	53
*^	Progressive Gaming
	International Corp.	8,781	52
*	Pomeroy IT Solutions, Inc.	5,247	51
*	Stoneridge, Inc.	4,152	51
^	TOUSA, Inc.	11,927	50
*	Jamba Inc.	5,000	46
	Traffix, Inc.	8,067	44
	Levitt Corp. Class A	4,421	42
*	Trans World
	Entertainment Corp.	8,888	41
*^	Comstock Homebuilding
	Cos., Inc.	14,560	40
*	Nexstar Broadcasting
	Group, Inc.	2,936	39

			Market
			Value•
		Shares	($000)
*	Eddie Bauer Holding, Inc.	2,700	35
*	Tarragon Corp. REIT	4,005	34
*	Great Wolf Resorts, Inc.	2,310	33
*	Champps Entertainment Inc.	6,900	33
*	Saga Communications, Inc.	3,300	32
	Triarc Cos., Inc. Class A	1,994	32
*	National R. V. Holdings, Inc.	20,110	29
*	Youbet.com, Inc.	11,828	29
*	Proliance International Inc.	8,619	27
*	Emerson Radio Corp.	8,900	27
*	Red Lion Hotels Corp.	2,012	26
	Coinmach Service Corp. Class A	1,800	24
*	Concord Camera Corp.	4,848	22
	Dover Motorsports, Inc.	3,604	22
*	Riviera Holdings Corp.	600	22
*	Ashworth, Inc.	2,718	19
*	S&K Famous Brands Inc.	1,344	18
*	Hollywood Media Corp.	4,140	18
*	Ruth’s Chris Steak House	1,000	17
*	Hastings Entertainment, Inc.	2,308	16
*	Young Broadcasting Inc.	3,877	14
	Superior Uniform Group, Inc.	1,093	14
*	The Smith & Wollensky Restaurant Group, Inc.	1,150	12
*	Radio One, Inc.	1,680	12
*	Sturm, Ruger & Co., Inc.	761	12
*	Triple Crown Media, Inc.	1,254	12
*	Daily Journal Corp.	260	11
*	Virco Manufacturing Corp.	1,513	10
*	Florida Gaming Corp.	308	9
*	Blockbuster Inc. Class B	2,111	8
*	E. Gottschalk & Co., Inc.	623	7
*	Franklin Covey Co.	929	7
*	United Retail Group, Inc.	593	7
*	REX Stores Corp.	309	6
	Flexsteel Industries, Inc.	300	4
	Gaming Partners International	282	4
	Shiloh Industries, Inc.	309	4
*	Outdoor Channel Holdings Inc.	274	3
*	Xanadoo Co.	10	3
*	Salton, Inc.	1,312	2
*	Fedders Corp.	1,286	—
*	Gadzooks, Inc.	3,843	—
			1,028,809
Consumer Staples (8.0%)
	The Procter & Gamble Co.	1,704,538	104,301
	Altria Group, Inc.	1,132,835	79,457
	Wal-Mart Stores, Inc.	1,351,024	64,998
	The Coca-Cola Co.	1,125,677	58,884
	PepsiCo, Inc.	884,755	57,376
	Kraft Foods Inc.	883,821	31,155
	CVS/Caremark Corp.	831,574	30,311
	Walgreen Co.	540,931	23,552
	Anheuser-Busch Cos., Inc.	415,599	21,678
	Colgate-Palmolive Co.	277,443	17,992
	Kimberly-Clark Corp.	246,533	16,491

12

			Market
			Value•
		Shares	($000)
	Costco Wholesale Corp.	244,392	14,302
	Sysco Corp.	333,516	11,003
	General Mills, Inc.	186,642	10,904
	Archer-Daniels-Midland Co.	317,548	10,508
	The Kroger Co.	363,717	10,231
	Avon Products, Inc.	240,484	8,838
	H.J. Heinz Co.	178,256	8,462
	Safeway, Inc.	238,317	8,110
	ConAgra Foods, Inc.	273,473	7,345
	Kellogg Co.	140,010	7,251
	Sara Lee Corp.	397,005	6,908
	Reynolds American Inc.	96,086	6,265
	Bunge Ltd.	65,010	5,493
	Wm. Wrigley Jr. Co.	96,158	5,318
	SuperValu Inc.	112,688	5,220
	The Clorox Co.	81,885	5,085
	Campbell Soup Co.	126,539	4,911
	UST, Inc.	87,182	4,683
	Carolina Group	58,491	4,520
	The Hershey Co.	87,594	4,434
	Coca-Cola Enterprises, Inc.	143,452	3,443
	Tyson Foods, Inc.	140,643	3,240
	Molson Coors Brewing Co.
	Class B	34,682	3,207
	Whole Foods Market, Inc.	75,841	2,905
	The Estee Lauder Cos. Inc.
	Class A	63,667	2,897
*	Energizer Holdings, Inc.	28,837	2,872
*	Constellation Brands, Inc.
	Class A	114,640	2,783
	The Pepsi Bottling Group, Inc.	73,386	2,472
	McCormick & Co., Inc.	63,008	2,406
	Dean Foods Co.	72,145	2,299
	Brown-Forman Corp. Class B	28,675	2,096
*	Smithfield Foods, Inc.	65,234	2,009
	J.M. Smucker Co.	29,357	1,869
*	Rite Aid Corp.	288,009	1,837
	Corn Products
	International, Inc.	40,267	1,830
	Church & Dwight, Inc.	35,465	1,719
*	Winn-Dixie Stores, Inc.	53,918	1,580
*	Hansen Natural Corp.	36,608	1,573
	Hormel Foods Corp.	41,121	1,536
*	NBTY, Inc.	31,333	1,354
	Del Monte Foods Co.	109,738	1,334
*	BJ’s Wholesale Club, Inc.	35,333	1,273
	Alberto-Culver Co.	43,396	1,029
*	Bare Escentuals, Inc.	29,867	1,020
	Flowers Foods, Inc.	30,105	1,004
	Pilgrim’s Pride Corp.	23,936	914
	PepsiAmericas, Inc.	35,786	879
	Longs Drug Stores, Inc.	16,583	871
	Herbalife Ltd.	21,801	864
	Universal Corp. (VA)	13,914	848
*	Performance Food Group Co.	23,234	755
*	Ralcorp Holdings, Inc.	13,908	743

			Market
			Value•
		Shares	($000)
*	Chattem, Inc.	10,580	671
	Casey’s General Stores, Inc.	22,093	602
	Lancaster Colony Corp.	13,569	568
*	Central European Distribution Corp.	16,234	562
*	United Natural Foods, Inc.	21,101	561
	Wm. Wrigley Jr. Co. Class B	10,178	560
*	Hain Celestial Group, Inc.	19,874	539
*	Chiquita Brands International, Inc.	28,326	537
	Nu Skin Enterprises, Inc.	31,059	512
*	The Pantry, Inc.	10,927	504
	Ruddick Corp.	16,635	501
*	Darling International, Inc.	53,456	489
*	Alliance One International, Inc.	44,818	450
	Nash-Finch Co.	8,829	437
*	Playtex Products, Inc.	27,402	406
*	Pathmark Stores, Inc.	27,711	359
*	TreeHouse Foods Inc.	13,352	355
	J & J Snack Foods Corp.	9,276	350
*	Prestige Brands Holdings Inc.	26,462	343
*^	Wild Oats Markets Inc.	20,310	340
	Tootsie Roll Industries, Inc.	12,241	339
*	Green Mountain Coffee
	Roasters, Inc.	4,290	338
	Seaboard Corp.	140	328
	Ingles Markets, Inc.	9,407	324
*	The Great Atlantic & Pacific
	Tea Co., Inc.	9,470	318
	WD-40 Co.	9,354	307
^	The Andersons, Inc.	6,763	307
	Vector Group Ltd.	13,518	305
	Cal-Maine Foods, Inc.	16,253	266
	Inter Parfums, Inc.	9,900	264
*	Elizabeth Arden, Inc.	10,137	246
	Sanderson Farms, Inc.	5,433	245
	Alico, Inc.	3,788	231
	Coca-Cola Bottling Co.	4,435	223
	Arden Group Inc. Class A	1,622	221
*	Boston Beer Co., Inc. Class A	5,407	213
	The Topps Co., Inc.	19,143	201
*^	Lifeway Foods, Inc.	17,508	198
	Spartan Stores, Inc.	5,763	190
*	Central Garden & Pet Co.
	Class A	15,600	183
	Mannatech, Inc.	11,100	176
	PriceSmart, Inc.	6,847	169
*	Central Garden and Pet Co.	13,532	166
*	Spectrum Brands Inc.	23,540	159
	Lance, Inc.	6,445	152
*^	Jones Soda Co.	10,640	149
*	USANA Health Sciences, Inc.	3,274	146
	Weis Markets, Inc.	3,593	146
*	John B. Sanfilippo & Son, Inc.	12,363	136
*	American Oriental
	Bioengineering, Inc.	13,800	123

13

			Market
			Value•
		Shares	($000)
	Reddy Ice Holdings, Inc.	4,160	119
*	Zapata Corp.	17,400	117
*	Revlon, Inc. Class A	85,724	117
*	Omega Protein Corp.	12,200	113
*	Star Scientific, Inc.	111,169	98
*^	Medifast, Inc.	9,986	89
*	Griffin Land & Nurseries, Inc.	2,432	88
*^	Parlux Fragrances, Inc.	17,800	79
	Oil-Dri Corp. of America	3,118	55
	MGP Ingredients, Inc.	2,348	40
*	Maui Land & Pineapple Co., Inc.	876	32
	Tasty Baking Co. Class A	1,568	16
*	Inventure Group, Inc.	5,177	16
	Farmer Brothers, Inc.	440	10
*	National Beverage Corp.	540	6
*	Monterey Pasta Co.	1,069	5
*	Cusine Solutions, Inc.	700	4
*	Schiff Nutrition International, Inc.	484	3
			730,869
Energy (10.1%)
	ExxonMobil Corp.	3,094,842	259,595
	Chevron Corp.	1,177,662	99,206
	ConocoPhillips Co.	843,739	66,234
	Schlumberger Ltd.	636,672	54,079
	Occidental Petroleum Corp.	452,771	26,206
	Valero Energy Corp.	326,575	24,121
	Marathon Oil Corp.	380,124	22,792
	Devon Energy Corp.	228,099	17,858
	Halliburton Co.	497,064	17,149
*	Transocean Inc.	158,019	16,747
	Apache Corp.	178,818	14,590
	Baker Hughes, Inc.	173,064	14,560
	Anadarko Petroleum Corp.	236,039	12,272
	XTO Energy, Inc.	187,884	11,292
	Williams Cos., Inc.	322,058	10,183
*	Weatherford International Ltd.	182,914	10,104
*	National Oilwell Varco Inc.	95,116	9,915
	EOG Resources, Inc.	131,600	9,615
	GlobalSantaFe Corp.	126,321	9,127
	Spectra Energy Corp.	340,717	8,845
	Chesapeake Energy Corp.	236,471	8,182
	Hess Corp.	136,985	8,077
	Noble Corp.	72,902	7,109
	Peabody Energy Corp.	142,794	6,908
	El Paso Corp.	382,016	6,582
	Smith International, Inc.	108,404	6,357
	Noble Energy, Inc.	92,289	5,758
	Murphy Oil Corp.	96,412	5,731
*	Nabors Industries, Inc.	162,130	5,412
	Sunoco, Inc.	65,825	5,245
	ENSCO International, Inc.	81,885	4,996
	CONSOL Energy, Inc.	98,958	4,563
*	Ultra Petroleum Corp.	81,933	4,526
	BJ Services Co.	159,105	4,525
*	Cameron International Corp.	60,018	4,289

			Market
			Value•
		Shares	($000)
	Tesoro Corp.	74,098	4,235
*	Southwestern Energy Co.	90,810	4,041
	Diamond Offshore Drilling, Inc.	37,394	3,798
*	Grant Prideco, Inc.	69,109	3,720
*	Pride International, Inc.	88,555	3,317
	Pioneer Natural Resources Co.	67,193	3,273
*	Newfield Exploration Co.	70,144	3,195
	Range Resources Corp.	79,226	2,964
*	FMC Technologies Inc.	36,726	2,909
	Arch Coal, Inc.	77,382	2,693
	Frontier Oil Corp.	60,090	2,630
	Rowan Cos., Inc.	59,690	2,446
*	Denbury Resources, Inc.	64,796	2,430
	Patterson-UTI Energy, Inc.	84,800	2,223
	Tidewater Inc.	29,600	2,098
	Helmerich & Payne, Inc.	56,860	2,014
*	Plains Exploration & Production Co.	41,615	1,990
	Holly Corp.	25,922	1,923
*	Helix Energy Solutions Group, Inc.	48,062	1,918
	Cabot Oil & Gas Corp.	51,807	1,911
*	Superior Energy Services, Inc.	46,038	1,838
*	Forest Oil Corp.	43,231	1,827
	Cimarex Energy Co.	44,974	1,772
*	Kinder Morgan
	Management, LLC	33,719	1,750
*	Dresser Rand Group, Inc.	41,729	1,648
	Pogo Producing Co.	31,677	1,609
*	Unit Corp.	25,179	1,584
*	Oceaneering International, Inc.	29,496	1,553
*	Todco Class A	31,442	1,484
*	Petrohawk Energy Corp.	91,516	1,451
	Overseas Shipholding
	Group Inc.	17,408	1,417
*	Core Laboratories N.V.	13,810	1,404
*	Global Industries Ltd.	50,529	1,355
*	Quicksilver Resources, Inc.	27,607	1,231
*	Hanover Compressor Co.	51,097	1,219
*	Universal Compression
	Holdings, Inc.	16,633	1,205
*	SEACOR Holdings Inc.	12,549	1,172
	Massey Energy Co.	43,956	1,171
*^	Cheniere Energy, Inc.	28,706	1,114
*	TETRA Technologies, Inc.	39,379	1,110
	St. Mary Land &
	Exploration Co.	30,054	1,101
*	Mariner Energy Inc.	45,017	1,092
*	Oil States International, Inc.	25,720	1,063
*	Atwood Oceanics, Inc.	15,401	1,057
*	USEC Inc.	47,909	1,053
*	W-H Energy Services, Inc.	16,601	1,028
	Foundation Coal Holdings, Inc.	25,028	1,017
	Western Refining, Inc.	16,947	980
	Atlas America, Inc.	17,585	945
*	Whiting Petroleum Corp.	22,763	922

14

			Market
			Value•
		Shares	($000)
*	Grey Wolf, Inc.	103,260	851
	Penn Virginia Corp.	20,714	833
*	Dril-Quip, Inc.	18,292	822
*	Bristow Group, Inc.	15,953	790
*	EXCO Resources, Inc.	44,835	782
	Berry Petroleum Class A	20,405	769
*	Encore Acquisition Co.	27,100	753
*	Alpha Natural Resources, Inc.	35,492	738
*	Delta Petroleum Corp.	36,059	724
*	Comstock Resources, Inc.	23,972	718
*	Carrizo Oil & Gas, Inc.	16,836	698
*	Swift Energy Co.	15,903	680
*	Hornbeck Offshore Services, Inc.	16,836	653
*	Input/Output, Inc.	41,503	648
	CARBO Ceramics Inc.	14,462	634
	Lufkin Industries, Inc.	9,790	632
	World Fuel Services Corp.	14,846	624
*	Arena Resources, Inc.	10,600	616
*	Parker Drilling Co.	56,304	593
*	Bill Barrett Corp.	15,332	565
*	Complete Production
	Services, Inc.	20,432	528
*	Parallel Petroleum Corp.	22,879	501
*	ATP Oil & Gas Corp.	9,977	485
*	Enbridge Energy
	Management LLC	8,600	479
*	Aventine Renewable Energy
	Holdings, Inc.	27,847	473
*	Gulfmark Offshore, Inc.	9,222	472
*	PetroQuest Energy, Inc.	31,860	463
*	Basic Energy Services Inc.	16,959	434
*^	Evergreen Energy, Inc.	71,328	430
*	Dawson Geophysical Co.	6,931	426
	Gulf Island Fabrication, Inc.	12,263	426
*	Rosetta Resources, Inc.	19,708	425
*^	Goodrich Petroleum Corp.	12,158	421
	Alon USA Energy, Inc.	9,556	421
*	NATCO Group Inc.	8,627	397
^	Crosstex Energy, Inc.	13,298	382
*^	Hercules Offshore, Inc.	11,607	376
*	Matrix Service Co.	14,500	360
*	Horizon Offshore, Inc.	18,600	357
*	FX Energy, Inc.	38,235	350
*	Stone Energy Corp.	9,986	342
*	Energy Partners, Ltd.	20,274	338
	RPC Inc.	19,518	333
*	Newpark Resources, Inc.	41,983	325
*	Callon Petroleum Co.	22,727	322
*	Pioneer Drilling Co.	21,533	321
*	Petroleum Development Corp.	6,733	320
*	Brigham Exploration Co.	54,381	319
*	CNX Gas Corp.	10,197	312
*	Vaalco Energy, Inc.	62,500	302
*	International Coal Group, Inc.	50,383	301
*	Bronco Drilling Co., Inc.	18,180	298

			Market
			Value•
		Shares	($000)
	Arlington Tankers Ltd.	9,900	284
*	Harvest Natural Resources, Inc.	23,788	283
*	Abraxas Petroleum Corp.	63,010	283
	General Maritime Corp.	10,523	282
	W&T Offshore, Inc.	9,849	276
*	Clayton Williams Energy, Inc.	10,311	273
*	Bois d’Arc Energy, Inc.	14,900	254
*^	Willbros Group, Inc.	7,700	229
*	The Meridian Resource Corp.	66,640	201
*	TXCO Resources Inc.	18,754	193
*	Double Eagle Petroleum Co.	10,598	189
*	GMX Resources Inc.	5,440	188
*	PHI Inc. Non-Voting	5,863	175
*	US BioEnergy Corp.	15,300	174
	MarkWest Hydrocarbon, Inc.	2,998	172
*	Edge Petroleum Corp.	11,605	163
*	Harken Energy Corp.	15,944	161
	Delek US Holdings, Inc.	6,000	160
*^	Pacific Ethanol, Inc.	12,020	159
*	Warren Resources Inc.	13,322	156
*^	SulphCo, Inc.	41,150	149
*	Metretek Technologies, Inc.	9,202	142
*	Union Drilling, Inc.	8,500	140
*	Trico Marine Services, Inc.	3,406	139
*	CanArgo Energy Corp	168,900	130
*	McMoRan Exploration Co.	9,136	128
*	Infinity, Inc.	40,804	126
*	Westmoreland Coal Co.	3,998	109
*	Endeavor International Corp.	72,858	109
*	Rentech, Inc.	40,400	105
*	Allis-Chalmers Energy Inc.	4,400	101
*^	Gasco Energy Inc.	42,080	100
*	Contango Oil & Gas Co.	2,700	98
*^	James River Coal Co.	7,349	95
*	T-3 Energy Services, Inc.	2,400	80
*	Syntroleum Corp.	28,304	78
*	Cal Dive International, Inc.	4,200	70
*	Toreador Resources Corp.	4,600	69
*	Superior Well Services, Inc.	2,400	61
*	Gulfport Energy Corp.	2,200	44
*	Oilsands Quest, Inc.	17,200	42
*	Credo Pete Corp.	2,678	36
*	VeraSun Energy Corp.	1,763	26
*^	Transmeridian Exploration Inc.	10,700	19
*	Penn Octane Corp.	3,564	2
			930,665
Financials (20.6%)
	Citigroup, Inc.	2,648,381	135,835
	Bank of America Corp.	2,408,292	117,741
	JPMorgan Chase & Co.	1,870,005	90,602
	American International Group, Inc.	1,193,800	83,602
	Wells Fargo & Co.	1,721,048	60,529
	Wachovia Corp.	1,028,552	52,713
	The Goldman Sachs Group, Inc.	200,773	43,518

15

			Market
			Value•
		Shares	($000)
	Morgan Stanley	517,602	43,416
	Merrill Lynch & Co., Inc.	452,549	37,824
	American Express Co.	581,894	35,600
	Fannie Mae	526,719	34,411
	U.S. Bancorp	953,492	31,418
	MetLife, Inc.	410,714	26,483
	Prudential Financial, Inc.	257,743	25,060
	Freddie Mac	374,513	22,733
	Washington Mutual, Inc.	507,272	21,630
*	Berkshire Hathaway Inc. Class B	5,483	19,766
	The Travelers Cos., Inc.	365,286	19,543
	The Allstate Corp.	317,487	19,529
	Lehman Brothers Holdings, Inc.	241,586	18,003
	Capital One Financial Corp.	221,479	17,373
	The Hartford Financial
	Services Group Inc.	173,044	17,047
	The Bank of New York
	Co., Inc.	408,858	16,943
	SunTrust Banks, Inc.	182,161	15,618
	AFLAC Inc.	267,149	13,732
	PNC Financial Services Group	186,857	13,375
	Regions Financial Corp.	394,528	13,059
	SLM Corp.	220,991	12,725
	Franklin Resources Corp.	96,002	12,717
	State Street Corp.	180,481	12,345
	BB&T Corp.	296,844	12,076
	The Chubb Corp.	222,521	12,047
	Charles Schwab Corp.	582,444	11,952
	Countrywide Financial Corp.	318,791	11,588
	Simon Property
	Group, Inc. REIT	119,691	11,136
	ACE Ltd.	176,407	11,029
	Fifth Third Bancorp	270,726	10,767
	Lincoln National Corp.	150,038	10,645
	Loews Corp.	205,647	10,484
	National City Corp.	311,100	10,366
	The Chicago Mercantile
	Exchange	18,824	10,059
	Mellon Financial Corp.	224,975	9,899
	Marsh & McLennan
	Cos., Inc.	298,078	9,205
	Progressive Corp. of Ohio	382,525	9,154
	Bear Stearns Co., Inc.	61,593	8,623
	The Principal Financial
	Group, Inc.	145,309	8,470
	Genworth Financial Inc.	244,686	8,417
	XL Capital Ltd. Class A	97,730	8,238
	Vornado Realty Trust REIT	73,858	8,113
	Moody’s Corp.	128,713	8,006
	ProLogis REIT	133,934	7,621
	KeyCorp	216,035	7,416
	Ameriprise Financial, Inc.	116,552	7,409
	Equity Residential REIT	158,149	7,216
	T. Rowe Price Group Inc.	136,389	7,077

			Market
			Value•
		Shares	($000)
	Legg Mason Inc.	71,216	7,006
	Archstone-Smith Trust REIT	118,343	6,995
	Northern Trust Corp.	106,513	6,842
	Host Hotels & Resorts Inc. REIT	292,297	6,758
	Boston Properties, Inc. REIT	63,350	6,470
	Aon Corp.	150,897	6,430
	General Growth Properties Inc. REIT	117,805	6,238
	Marshall & Ilsley Corp.	124,636	5,936
	CIT Group Inc.	107,496	5,894
	Nymex Holdings Inc.	42,445	5,332
	NYSE Euronext	72,338	5,326
	Public Storage, Inc. REIT	68,916	5,294
*	E*TRADE Financial Corp.	231,127	5,106
	Comerica, Inc.	85,553	5,088
	Avalonbay
	Communities, Inc. REIT	42,709	5,077
	Ambac Financial Group, Inc.	57,084	4,977
	Unum Group	185,746	4,850
	Compass Bancshares Inc.	70,150	4,839
*	Berkshire Hathaway Inc.
	Class A	43	4,707
	Kimco Realty Corp. REIT	121,968	4,643
	MBIA, Inc.	72,770	4,528
	Zions Bancorp	57,641	4,433
	Synovus Financial Corp.	141,401	4,341
	Sovereign Bancorp, Inc.	205,288	4,340
*	CBOT Holdings, Inc. Class A	20,078	4,148
*	CB Richard Ellis Group, Inc.	110,087	4,018
	Plum Creek Timber
	Co. Inc. REIT	95,696	3,987
	American Capital
	Strategies, Ltd.	93,553	3,978
	SL Green Realty Corp. REIT	31,577	3,912
	Everest Re Group, Ltd.	35,105	3,814
	M & T Bank Corp.	35,589	3,804
	Willis Group Holdings Ltd.	85,369	3,761
	Cincinnati Financial Corp.	84,163	3,653
	Safeco Corp.	57,455	3,577
	Commerce Bancorp, Inc.	96,144	3,556
	Torchmark Corp.	52,966	3,549
	Hudson City Bancorp, Inc.	287,873	3,518
	A.G. Edwards, Inc.	40,887	3,457
	Assurant, Inc.	56,588	3,334
*	IntercontinentalExchange Inc.	22,343	3,303
	The Macerich Co. REIT	38,768	3,195
	Health Care Properties
	Investors REIT	109,149	3,158
	Leucadia National Corp.	88,298	3,113
	Developers Diversified
	Realty Corp. REIT	58,767	3,098
	iStar Financial Inc. REIT	68,320	3,029
	Axis Capital Holdings Ltd.	73,508	2,988
*	TD Ameritrade Holding Corp.	146,770	2,935
	Eaton Vance Corp.	65,227	2,882

16

			Market
			Value•
		Shares	($000)
	People’s United Financial Inc.	162,411	2,880
	W.R. Berkley Corp.	88,436	2,878
	Janus Capital Group Inc.	102,366	2,850
	AMB Property Corp. REIT	53,405	2,842
	White Mountains Insurance Group Inc.	4,654	2,820
	Huntington Bancshares Inc.	120,690	2,744
	Fidelity National Financial, Inc. Class A	112,099	2,657
	Nuveen Investments, Inc.
	Class A	42,530	2,643
	First Horizon National Corp.	67,371	2,627
	Apartment Investment &
	Management Co.
	Class A REIT	52,075	2,626
	Regency Centers Corp. REIT	37,164	2,620
	Duke Realty Corp. REIT	72,975	2,603
	New York Community
	Bancorp, Inc.	152,622	2,598
	MGIC Investment Corp.	44,824	2,549
	Old Republic
	International Corp.	119,557	2,542
^	Allied Capital Corp.	82,016	2,539
	Ventas, Inc. REIT	70,009	2,538
*	Markel Corp.	5,129	2,485
	PartnerRe Ltd.	30,874	2,393
	SEI Investments Co.	80,208	2,329
	Radian Group, Inc.	42,944	2,319
	Federal Realty Investment
	Trust REIT	29,980	2,316
	RenaissanceRe Holdings Ltd.	37,098	2,300
	Popular, Inc.	142,861	2,296
	Jones Lang LaSalle Inc.	19,849	2,253
	Investors Financial
	Services Corp.	35,714	2,202
	First American Corp.	44,398	2,198
	Associated Banc-Corp.	65,895	2,155
	Liberty Property Trust REIT	48,906	2,148
*	Affiliated Managers Group, Inc.	16,340	2,104
	The PMI Group Inc.	46,937	2,097
	Hospitality Properties Trust
	REIT	50,400	2,091
	Colonial BancGroup, Inc.	83,571	2,087
	Camden Property Trust REIT	30,553	2,046
	Forest City Enterprise
	Class A	33,279	2,046
	HCC Insurance
	Holdings, Inc.	60,140	2,009
	Annaly Mortgage
	Management Inc. REIT	138,056	1,991
	Federated Investors, Inc.	51,118	1,959
	UDR, Inc. REIT	72,923	1,918
	Rayonier Inc. REIT	41,555	1,876
	Nationwide Financial
	Services, Inc.	29,507	1,865
	UnionBanCal Corp.	30,254	1,806

			Market
			Value•
		Shares	($000)
^	The St. Joe Co.	38,256	1,773
	TCF Financial Corp.	63,676	1,770
*	Arch Capital Group Ltd.	24,267	1,760
	Protective Life Corp.	36,210	1,731
	Health Care Inc. REIT	42,716	1,724
	Weingarten Realty Investors REIT	41,865	1,721
*	Conseco, Inc.	82,318	1,720
*	AmeriCredit Corp.	63,690	1,691
^	Thornburg Mortgage, Inc. REIT	64,284	1,683
	City National Corp.	22,038	1,677
	BRE Properties Inc. Class A
	REIT	27,431	1,626
	Brown & Brown, Inc.	64,558	1,623
	Mack-Cali Realty Corp. REIT	36,657	1,594
	Sky Financial Group, Inc.	56,895	1,585
	Essex Property Trust, Inc.
	REIT	13,599	1,582
	Cullen/Frost Bankers, Inc.	29,297	1,567
	Raymond James Financial, Inc.	50,647	1,565
	CapitalSource Inc. REIT	63,060	1,551
	Alexandria Real Estate
	Equities, Inc. REIT	15,946	1,544
	Erie Indemnity Co. Class A	28,321	1,530
	StanCorp Financial Group, Inc.	29,065	1,525
	Arthur J. Gallagher & Co.	53,337	1,487
	Jefferies Group, Inc.	54,792	1,478
	Commerce Bancshares, Inc.	32,519	1,473
	Wilmington Trust Corp.	35,425	1,470
	Taubman Co. REIT	29,075	1,442
	Ohio Casualty Corp.	33,218	1,439
	Valley National Bancorp	62,562	1,407
	^The First Marblehead Corp.	36,214	1,399
	Bank of Hawaii Corp.	27,015	1,395
	Realty Income Corp. REIT	54,683	1,377
*	Philadelphia Consolidated
	Holding Corp.	32,701	1,367
	Fulton Financial Corp.	94,414	1,361
	The Hanover Insurance
	Group Inc.	27,876	1,360
*	Nasdaq Stock Market Inc.	45,673	1,357
	American Financial Group, Inc.	38,984	1,331
	Brandywine Realty Trust REIT	45,788	1,309
	Webster Financial Corp.	30,657	1,308
	East West Bancorp, Inc.	33,579	1,306
	Aspen Insurance Holdings Ltd.	45,273	1,271
	Unitrin, Inc.	25,716	1,265
	Kilroy Realty Corp. REIT	17,768	1,259
	Nationwide Health
	Properties, Inc. REIT	46,091	1,254
	International Securities
	Exchange, Inc.	19,184	1,254
	Post Properties, Inc. REIT	24,008	1,252
	Douglas Emmett, Inc. REIT	50,316	1,245

17

			Market
			Value•
		Shares	($000)
	Endurance Specialty
	Holdings Ltd.	30,815	1,234
	CBL & Associates Properties, Inc. REIT	33,898	1,222
	Astoria Financial Corp.	48,400	1,212
	Waddell & Reed Financial, Inc.	46,138	1,200
	HRPT Properties Trust REIT	115,102	1,197
	Crescent Real Estate, Inc. REIT	53,332	1,197
	Allied World Assurance
	Holdings, Ltd.	23,173	1,188
*	Alleghany Corp.	2,903	1,180
	Apollo Investment Corp.	54,735	1,178
	Washington Federal Inc.	48,058	1,168
	Platinum Underwriters
	Holdings, Ltd.	32,650	1,135
	^IndyMac Bancorp, Inc.	38,858	1,133
	Highwood Properties, Inc.
	REIT	29,260	1,097
	Montpelier Re Holdings Ltd.	58,483	1,084
*	Investment Technology
	Group, Inc.	23,984	1,039
	Whitney Holdings Corp.	34,518	1,039
	Transatlantic Holdings, Inc.	14,501	1,031
	Digital Realty Trust, Inc. REIT	26,874	1,013
*	SVB Financial Group	18,965	1,007
	Delphi Financial Group, Inc.	23,878	999
	Reinsurance Group of
	America, Inc.	16,563	998
	UCBH Holdings, Inc.	54,598	998
	DCT Industrial Trust Inc.	92,218	992
	First Midwest Bancorp, Inc.	27,507	977
	Commerce Group, Inc.	27,957	971
	First Industrial Realty Trust
	REIT	24,750	959
	LaSalle Hotel Properties REIT	21,936	952
	The South Financial Group, Inc.	41,581	941
	Chittenden Corp.	26,921	941
	Home Properties, Inc. REIT	18,118	941
	Zenith National Insurance Corp.	19,938	939
	BancorpSouth, Inc.	38,367	938
	Strategic Hotels and
	Resorts, Inc. REIT	41,491	933
*	ProAssurance Corp.	16,534	920
	Corporate Office Properties
	Trust, Inc. REIT	22,370	917
	Senior Housing Properties
	Trust REIT	45,049	917
	IPC Holdings Ltd.	28,137	909
	DiamondRock
	Hospitality Co. REIT	47,419	905
	FirstMerit Corp.	43,157	903
	Sunstone Hotel Investors, Inc.
	REIT	31,718	900
	Assured Guaranty Ltd.	30,394	898
	Potlatch Corp. REIT	20,866	898

			Market
			Value•
		Shares	($000)
*	Knight Capital Group, Inc. Class A	53,683	891
	BioMed Realty Trust, Inc. REIT	35,331	888
	National Financial
	Partners Corp.	19,138	886
	Pennsylvania REIT	19,950	884
	LandAmerica Financial
	Group, Inc.	9,144	882
	The Phoenix Cos., Inc.	58,258	874
	Colonial Properties Trust REIT	23,599	860
	First Community Bancorp	14,859	850
	Selective Insurance Group	31,611	850
	Washington REIT	24,960	849
	FelCor Lodging Trust, Inc.
	REIT	32,570	848
	Spirit Finance Corp. REIT	57,917	843
	MAF Bancorp, Inc.	15,441	838
	Hilb, Rogal and Hamilton Co.	19,488	835
	Mercury General Corp.	15,091	832
	Cathay General Bancorp	24,597	825
	NewAlliance Bancshares, Inc.	55,206	813
	Umpqua Holdings Corp.	34,148	803
	First Republic Bank	14,912	800
	Entertainment Properties
	Trust REIT	14,726	792
	Greater Bay Bancorp	28,230	786
	Sterling Financial Corp.	26,786	775
	National Retail Properties REIT	35,215	770
	Citizens Banking Corp.	41,857	766
	First Niagara Financial
	Group, Inc.	58,335	764
	Downey Financial Corp.	11,572	764
	Lexington Realty Trust REIT	36,262	754
	Provident Bankshares Corp.	22,801	747
	Westamerica Bancorporation	16,610	735
	Newcastle Investment Corp.
	REIT	29,301	735
	Healthcare Realty Trust Inc.
	REIT	26,414	734
	Central Pacific Financial Co.	21,985	726
	Wintrust Financial Corp.	16,525	725
	American Financial Realty
	Trust REIT	70,212	725
*	Piper Jaffray Cos., Inc.	12,999	724
	UMB Financial Corp.	19,644	724
	Ashford Hospitality Trust
	REIT	61,578	724
	F.N.B. Corp.	43,224	724
	International Bancshares Corp.	28,032	718
	Maguire Properties, Inc. REIT	20,723	711
	Equity Lifestyle
	Properties, Inc. REIT	13,341	696
	Boston Private Financial
	Holdings, Inc.	25,823	694
	RAIT Financial Trust REIT	26,606	692

18

			Market
			Value•
		Shares	($000)
*	First Federal Financial Corp.	12,073	685
	PS Business Parks, Inc. REIT	10,793	684
	Ares Capital Corp.	40,576	684
	R.L.I. Corp.	12,195	682
*	Signature Bank	19,987	682
	Alabama National BanCorporation	10,996	680
	Argonaut Group, Inc.	21,774	680
	Equity One, Inc. REIT	26,472	676
	Horace Mann Educators Corp.	31,588	671
	Glacier Bancorp, Inc.	32,941	670
	Frontier Financial Corp.	29,715	669
	BOK Financial Corp.	12,266	655
	^American Home Mortgage
	Investment Corp. REIT	35,410	651
	Mid-America Apartment
	Communities, Inc. REIT	12,318	646
	Equity Inns, Inc. REIT	28,834	646
	Cash America International Inc.	16,187	642
	Cousins Properties, Inc. REIT	21,970	637
	Trustmark Corp.	24,605	636
	Redwood Trust, Inc. REIT	13,063	632
	Pacific Capital Bancorp	23,367	630
	Prosperity Bancshares, Inc.	19,120	626
	MCG Capital Corp.	38,349	614
	Tanger Factory Outlet
	Centers, Inc. REIT	16,250	609
	Advance America, Cash
	Advance Centers, Inc.	34,188	607
	Sterling Bancshares, Inc.	53,129	601
	Acadia Realty Trust REIT	23,031	598
	Odyssey Re Holdings Corp.	13,476	578
*	GFI Group Inc.	7,974	578
	First BanCorp Puerto Rico	52,368	576
	Community Banks, Inc.	17,838	575
	United Bankshares, Inc.	17,869	568
	Old National Bancorp	33,678	559
	CVB Financial Corp.	50,172	558
	Highland Hospitality Corp.
	REIT	29,038	558
	Anthracite Capital Inc. REIT	47,478	555
	Extra Space Storage Inc. REIT	32,901	543
	EastGroup Properties, Inc.
	REIT	12,278	538
	Amcore Financial, Inc.	18,330	531
	American Campus
	Communities, Inc. REIT	18,760	531
	First Charter Corp.	27,033	526
	S & T Bancorp, Inc.	15,962	525
^	First Commonwealth
	Financial Corp.	48,050	525
	NBT Bancorp, Inc.	23,189	523
	Brookline Bancorp, Inc.	45,325	522
	MB Financial, Inc.	14,944	519
	City Holding Co.	13,488	517

			Market
			Value•
		Shares	($000)
	Cedar Shopping Centers, Inc. REIT	36,020	517
	Inland Real Estate Corp. REIT	30,424	517
	Franklin Street
	Properties Corp. REIT	31,117	515
	Bank Mutual Corp.	43,919	506
	Provident Financial
	Services Inc.	32,120	506
	Calamos Asset
	Management, Inc.	19,726	504
	BankUnited Financial Corp.	24,915	500
	First Citizens BancShares Class A	2,549	496
	National Penn Bancshares Inc.	29,546	493
	Community Bank System, Inc.	24,588	492
	Susquehanna Bancshares, Inc.	21,946	491
	American Equity Investment
	Life Holding Co.	40,587	490
*	Stifel Financial Corp.	8,193	482
^	Corus Bankshares Inc.	27,782	480
	Midland Co.	10,120	475
	Infinity Property &
	Casualty Corp.	9,345	474
	Hanmi Financial Corp.	27,368	467
*	United America Indemnity, Ltd.	18,700	465
	Hancock Holding Co.	12,303	462
	First Financial Bankshares, Inc.	11,805	458
	First Financial Bancorp	30,247	453
	Arbor Realty Trust, Inc. REIT	17,492	451
	Chemical Financial Corp.	17,378	450
	Sovran Self Storage, Inc. REIT	9,281	447
^	Greenhill & Co., Inc.	6,474	445
^	Fremont General Corp.	41,178	443
	Max Re Capital Ltd.	15,572	441
^	Cascade Bancorp	19,029	440
	Anchor Bancorp Wisconsin Inc.	16,707	438
	Stewart Information
	Services Corp.	10,956	436
	Provident New York
	Bancorp, Inc.	32,241	436
*	Western Alliance Bancorp	14,463	432
	Friedman, Billings, Ramsey
	Group, Inc. REIT	78,285	427
^	PrivateBancorp, Inc.	14,793	426
	Security Capital
	Assurance, Ltd.	13,783	425
*	Ocwen Financial Corp.	31,794	424
	Alesco Financial, Inc. REIT	51,746	421
	FBL Financial Group, Inc.
	Class A	10,506	413
*	World Acceptance Corp.	9,621	411
*	American Physicians
	Capital, Inc.	10,133	410
	Park National Corp.	4,840	410
	BankAtlantic Bancorp, Inc. Class A	47,444	408

19

			Market
			Value•
		Shares	($000)
	optionsXpress Holdings Inc.	15,812	406
	First State Bancorporation	19,054	406
	Gamco Investors Inc. Class A	7,208	404
	Anworth Mortgage Asset Corp. REIT	44,625	404
	Bristol West Holdings, Inc.	17,748	397
*	Centennial Bank Holdings Inc.	46,861	397
	Kite Realty Group Trust REIT	20,750	395
*	EZCORP, Inc.	29,753	394
	Saul Centers, Inc. REIT	8,679	394
*	Affordable Residential
	Communities	33,135	392
	Omega Healthcare Investors, Inc. REIT	24,621	390
	Presidential Life Corp.	19,593	385
	Capitol Federal Financial	10,298	380
	Columbia Banking System, Inc.	12,974	379
	Capitol Bancorp Ltd.	13,816	378
*	Navigators Group, Inc.	6,995	377
*	Nexcen Brands, Inc.	33,670	375
*	Investors Bancorp, Inc.	27,773	373
*	LaBranche & Co. Inc.	50,393	372
	First Merchants Corp.	15,441	371
	Capital City Bank Group, Inc.	11,751	368
	BankFinancial Corp.	23,806	368
	Banner Corp.	10,516	358
	Advanta Corp. Class B	11,500	358
	Glimcher Realty Trust REIT	14,292	357
	CoBiz Inc.	19,691	357
	Community Trust Bancorp Inc.	11,026	356
	Harleysville Group, Inc.	10,515	351
	Capital Southwest Corp.	2,247	350
	Enstar Group Ltd.	2,900	350
	Portfolio Recovery
	Associates, Inc.	5,795	348
	Municipal Mortgage &
	Equity, L.L.C.	14,125	344
	National Health Investors REIT	10,808	343
	^ASTA Funding, Inc.	8,855	340
*	First Cash Financial
	Services, Inc.	14,500	340
	Ameris Bancorp	15,034	338
	Resource America, Inc.	16,309	336
*	Alexander’s, Inc. REIT	830	336
	BancFirst Corp.	7,779	333
	Financial Federal Corp.	11,158	333
	PFF Bancorp, Inc.	11,758	328
	United Community Banks, Inc.	12,505	324
	Consolidated-Tomoka Land Co.	4,667	323
	Associated Estates
	Realty Corp. REIT	20,413	318
	Agree Realty Corp. REIT	10,161	318
	City Bank Lynnwood (WA)	9,980	314
	Northwest Bancorp, Inc.	12,016	314
	First Indiana Corp.	14,018	310
*	FPIC Insurance Group, Inc.	7,546	308

			Market
			Value•
		Shares	($000)
	SWS Group, Inc.	14,202	307
	Federal Agricultural Mortgage Corp. Class C	8,937	306
*	Dollar Financial Corp.	10,700	305
*	CompuCredit Corp.	8,701	305
	Cohen & Steers, Inc.	7,000	304
	Berkshire Hills Bancorp, Inc.	9,630	303
	BRT Realty Trust REIT	11,400	297
	Innkeepers USA Trust REIT	16,628	295
	Flagstar Bancorp, Inc.	24,409	294
^	TrustCo Bank NY	29,758	294
	Safety Insurance Group, Inc.	7,094	294
*	Asset Acceptance Capital Corp.	16,589	294
	U-Store-It Trust REIT	17,822	292
*	Community Bancorp	10,370	290
	Westbanco Inc.	9,739	287
	Arrow Financial Corp.	12,941	285
	Capstead Mortgage Corp.
	REIT	28,846	280
*	Move, Inc.	61,512	276
	American Land Lease, Inc.
	REIT	10,979	274
*	Triad Guaranty, Inc.	6,854	274
	First Busey Corp.	13,467	269
*	Amerisafe Inc.	13,709	269
	Fieldstone Investment Corp.
	REIT	73,899	269
*	Universal American
	Financial Corp.	12,634	269
	Student Loan Corp.	1,309	267
*	PICO Holdings, Inc.	6,046	262
	Capital Trust Class A REIT	7,639	261
	21st Century Insurance Group	11,673	255
	Center Financial Corp.	15,049	255
	Irwin Financial Corp.	16,870	253
	Dime Community Bancshares	19,124	252
^	Gladstone Capital Corp.	11,737	252
	Education Realty Trust, Inc.
	REIT	17,905	251
	Baldwin & Lyons, Inc. Class B	9,668	251
	Parkway Properties Inc. REIT	5,210	250
*^	Ladenburg Thalmann Financial
	Services, Inc.	108,695	250
*^	Citizens, Inc.	34,896	246
	First Source Corp.	9,821	245
	Winston Hotels, Inc. REIT	16,168	243
	National Western Life
	Insurance Co. Class A	954	241
	Nelnet, Inc.	9,846	241
	AmericanWest Bancorporation	13,021	237
	NorthStar Realty
	Finance Corp. REIT	18,840	236
	First Potomac REIT	10,056	234
	LTC Properties, Inc. REIT	10,270	234

20

			Market
			Value•
		Shares	($000)
	Capital Lease Funding, Inc. REIT	21,720	233
^	Novastar Financial, Inc. REIT	32,677	228
	Citizens 1st Bancorp, Inc.	10,408	227
*	Franklin Bank Corp.	15,224	227
	EMC Insurance Group, Inc.	9,139	227
	CFS Bancorp, Inc.	15,282	222
	Alfa Corp.	14,150	220
*	Tejon Ranch Co.	4,965	219
	CBRE Realty Finance Inc.	18,400	219
	United Fire & Casualty Co.	6,176	219
	Abington Community
	Bancorp Inc.	22,704	217
	MFA Mortgage
	Investments, Inc. REIT	29,540	215
	Harleysville National Corp.	13,211	213
	GMH Communities Trust
	REIT	21,901	212
	BancTrust Financial Group, Inc.	10,076	212
*	Ameriserv Financial Inc.	47,158	207
	W Holding Co., Inc.	78,453	207
	American Mortgage
	Acceptance Co. REIT	20,600	207
	State Auto Financial Corp.	6,702	205
	NYMAGIC, Inc.	5,097	205
*^	Accredited Home Lenders Holding Co.	14,922	204
	First Community
	Bancshares, Inc.	6,535	204
	Independent Bank Corp. (MA)	6,864	203
*	KBW Inc.	6,900	203
*	First Regional Bancorp	7,914	201
	Center Bancorp, Inc.	13,580	200
	Deerfield Triarc Capital Corp.
	REIT	13,678	200
*	Tradestation Group Inc.	17,055	199
	Medallion Financial Corp.	16,775	198
	Partners Trust Financial
	Group, Inc.	18,568	195
	First Defiance Financial Corp.	6,496	194
	Tower Group, Inc.	6,057	193
^	U.S. Global Investors, Inc.
	Class A	8,380	190
*	United Capital Corp.	6,346	182
	Crawford & Co. Class B	26,931	182
	Sun Communities, Inc. REIT	6,044	180
	Sierra Bancorp	6,370	180
*	United PanAm Financial Corp.	12,541	179
	IBERIABANK Corp.	3,577	177
	Ames National Corp.	8,220	177
	WSFS Financial Corp.	2,698	177
*	Pinnacle Financial Partners, Inc.	6,004	176
	Clifton Savings Bancorp, Inc.	16,190	176
	Bryn Mawr Bank Corp.	7,563	174
	Medical Properties Trust Inc. REIT	13,112	173

			Market
			Value•
		Shares	($000)
	Ramco-Gershenson Properties Trust REIT	4,805	173
*	American Independence Corp.	15,479	171
	Crystal River Capital Inc. REIT	7,029	171
	Donegal Group Inc. Class A	11,429	170
	Capital Corp. of the West	7,079	170
*	Pennsylvania Commerce Bancorp, Inc.	5,972	169
	Lakeland Bancorp, Inc.	12,672	169
	American National
	Bankshares Inc.	7,422	167
^	Luminent Mortgage
	Capital, Inc. REIT	16,421	166
	Bank of Granite Corp.	9,915	165
	Enterprise Financial
	Services Corp.	6,600	164
	Sanders Morris Harris
	Group Inc.	13,994	163
	Brooke Corp.	11,010	163
	Bancorp Rhode Island Inc.	4,255	163
	Cardinal Financial Corp.	16,306	161
	First Financial Holdings, Inc.	4,844	158
	TierOne Corp.	5,200	157
	North Valley Bancorp	6,436	154
	Compass Diversified Trust	8,600	153
*	Consumer Portfolio
	Services, Inc.	24,211	151
	Capital Bank Corp.	8,971	151
	KNBT Bancorp Inc.	10,237	150
	Getty Realty Holding Corp.
	REIT	5,696	150
	ProCentury Corp.	8,885	149
	Universal Health Realty
	Income REIT	4,471	149
	Atlantic Coast Federal Corp.	9,233	145
	OneBeacon Insurance
	Group Ltd.	5,700	144
	West Coast Bancorp	4,749	144
*	Scottish Re Group Ltd.	29,320	143
	Great Southern Bancorp, Inc.	5,253	142
*	CNA Surety Corp.	7,446	141
	Eastern Virginia
	Bankshares, Inc.	6,287	138
	Independent Bank Corp. (MI)	8,021	138
	Gramercy Capital Corp. REIT	5,005	138
	Amtrust Financial Services Inc.	7,300	137
^	Columbia Bancorp (OR)	6,449	135
*	Encore Capital Group, Inc.	10,700	134
*	First Acceptance Corp.	13,073	133
	Urstadt Biddle Properties
	Class A REIT	7,698	131
	ITLA Capital Corp.	2,508	131
	Leesport Financial Corp.	6,411	128
	Investors Real Estate Trust
	REIT	12,023	124
*	Reis, Inc.	13,650	124

21

			Market
			Value•
		Shares	($000)
	Old Second Bancorp, Inc.	4,202	123
	Mission West Properties Inc. REIT	8,567	119
*	Clayton Holdings, Inc.	10,466	119
	First of Long Island Corp.	5,666	119
	Sandy Spring Bancorp, Inc.	3,753	118
	First Place Financial Corp.	5,547	117
	Camden National Corp.	2,987	117
^	Impac Mortgage
	Holdings, Inc. REIT	25,138	116
*	PMA Capital Corp. Class A	10,832	116
	Suffolk Bancorp	3,576	114
	Preferred Bank, Los Angeles	2,850	114
	Simmons First National Corp.	4,109	113
	HomeBanc Corp. REIT	89,183	113
*	Doral Financial Corp.	93,422	110
*	Quanta Capital Holdings Ltd.	45,881	110
	Advanta Corp. Class A	3,855	110
	JER Investors Trust Inc. REIT	7,293	109
	Renasant Corp.	4,799	109
	First Bancorp (NC)	5,820	109
	Ameriana Bancorp	10,943	109
	Mercantile Bank Corp.	4,011	109
	Integra Bank Corp.	4,988	107
	Nara Bancorp, Inc.	6,629	106
*	Great Lakes Bancorp, Inc.	7,961	105
	Southwest Bancorp, Inc.	4,254	102
*	MarketAxess Holdings, Inc.	5,680	102
	Midwest Banc Holdings, Inc.	6,867	100
	Camco Financial Corp.	7,988	100
*	Penson Worldwide, Inc.	4,020	99
	Winthrop Realty Trust Inc.
	REIT	14,238	98
	Seacoast Banking Corp.
	of Florida	4,404	96
*	Texas Capital Bancshares, Inc.	4,257	95
	Heartland Financial USA, Inc.	3,860	94
	Oriental Financial Group Inc.	8,585	94
	Merchants Bancshares, Inc.	4,026	93
	Century Bancorp, Inc. Class A	4,100	92
	S.Y. Bancorp, Inc.	3,884	92
	First Financial Corp. (IN)	3,130	92
	Yardville National Bancorp	2,634	90
*	BFC Financial Corp.	23,636	90
	Washington Trust Bancorp, Inc.	3,553	90
	Flushing Financial Corp.	5,552	89
	OceanFirst Financial Corp.	5,012	88
	Omega Financial Corp.	3,251	87
	German American Bancorp	6,316	87
*	Wauwatosa Holdings, Inc.	5,200	86
*	Ampal-American Israel Corp.	14,248	85
*	PXRE Group Ltd.	18,226	85
	Union Bankshares Corp.	3,639	84
	LSB Corp.	4,999	84
	MVC Capital, Inc.	4,460	84
	Heritage Commerce Corp.	3,540	84

			Market
			Value•
		Shares	($000)
	PremierWest Bancorp	6,146	83
*	Marlin Business Services Inc.	3,895	83
*	First Mariner Bancorp, Inc.	6,444	83
	Peoples Bancorp, Inc.	3,062	83
	U.S.B. Holding Co., Inc.	4,288	82
	Team Financial, Inc.	5,258	82
	TriCo Bancshares	3,642	81
	Horizon Financial Corp.	3,680	80
	Hersha Hospitality Trust REIT	6,745	80
	Bank of the Ozarks, Inc.	2,856	80
	Sterling Bancorp	4,685	75
	James River Group Inc.	2,225	74
	United Community Financial Corp.	7,340	73
	Kearny Financial Corp.	5,400	73
	Smithtown Bancorp, Inc.	2,863	73
	Macatawa Bank Corp.	4,554	72
	Republic Bancorp, Inc. Class A	4,328	72
	Colony Bankcorp, Inc.	3,681	72
*	Sun Bancorp, Inc. (NJ)	4,238	71
^	First South Bancorp, Inc.	2,629	71
	Sterling Financial Corp. (PA)	6,186	65
	Univest Corp. of Pennsylvania	2,888	65
*	Virginia Commerce Bancorp, Inc.	3,806	64
	Financial Institutions, Inc.	3,147	64
	Farmers Capital Bank Corp.	2,161	63
	Southside Bancshares, Inc.	2,841	62
	Willow Grove Bancorp, Inc.	4,746	62
*	The Bancorp Inc.	2,757	62
	Shore Bancshares, Inc.	2,379	61
	HMN Financial, Inc.	1,711	60
	LSB Bancshares, Inc.	4,377	60
	Comm Bancorp, Inc.	1,169	59
	Tompkins Trustco, Inc. Provident Financial
	Holdings, Inc.	2,290	57
*	Stratus Properties Inc.	1,599	55
	FNB Financial Services Corp.	3,784	53
	First M&F Corp.	2,867	53
*	Rewards Network Inc.	13,075	53
	FNB Corp. (VA)	1,471	53
	Vineyard National Bancorp Co.	2,239	51
*	Superior Bancorp	4,846	50
	West Bancorporation	3,045	49
	Citizens South Banking Corp.	3,809	48
	Wilshire Bancorp Inc.	3,876	47
	Security Bank Corp.	2,341	47
*	Pacific Mercantile Bancorp	3,238	46
	Hercules Technology Growth
	Capital, Inc.	3,100	42
	Monmouth Real Estate
	Investment Corp. REIT	4,736	41
	Massbank Corp.	1,216	41
*	First Keystone Financial, Inc.	2,063	40
*	SCPIE Holdings Inc.	1,598	40

22

			Market
			Value•
		Shares	($000)
	Meta Financial Group, Inc.	1,049	40
	Heritage Financial Corp.	1,610	38
	First Federal Bancshares of Arkansas, Inc.	1,606	38
	Investors Title Co.	747	38
	ESB Financial Corp.	3,408	38
	Greater Community Bancorp	2,238	35
	Citizens & Northern Corp.	1,786	35
	Royal Bancshares of
	Pennsylvania, Inc.	1,768	35
	Westfield Financial, Inc.	3,461	35
	Peapack Gladstone
	Financial Corp.	1,263	34
	UMH Properties, Inc. REIT	2,370	34
	Oak Hill Financial, Inc.	1,529	34
	First United Corp.	1,615	32
	Rome Bancorp, Inc.	2,312	28
	FNB Corp. (NC)	1,696	27
	Pulaski Financial Corp.	1,691	26
	PMC Commercial Trust REIT	1,900	25
	Federal Agricultural
	Mortgage Corp. Class A	1,021	25
	BCSB Bankcorp, Inc.	2,271	25
	Opteum Inc. REIT	8,900	24
	National Health Realty Inc. REIT	934	22
	Codorus Valley Bancorp, Inc.	1,128	21
	Wainwright Bank & Trust Co.	1,613	21
*	Seabright Insurance
	Holdings, Inc.	1,144	20
	Westwood Holdings Group, Inc.	560	19
	TF Financial Corp.	616	19
	Thomas Properties Group, Inc.	1,100	18
	Rainier Pacific Financial
	Group Inc.	975	17
	HopFed Bancorp, Inc.	1,005	16
	Northern States Financial Corp.	599	14
	Unity Bancorp, Inc.	1,248	14
	Resource Capital Corp. REIT	1,000	14
	Firstbank Corp.	705	14
	Home Federal Bancorp (IN)	438	13
	One Liberty Properties, Inc. REIT	534	12
	Habersham Bancorp	610	12
	Lakeland Financial Corp.	535	11
	First Financial Service Corp.	399	11
	Timberland Bancorp, Inc.	706	11
*	Grubb & Ellis Co.	894	10
	Parkvale Financial Corp.	316	9
	Greene County Bancshares	300	9
	Wayne Savings Bancshares, Inc.	673	9
	MutualFirst Financial Inc.	500	9
	Mainsource Financial Group, Inc.	531	9
*	Republic First Bancorp, Inc.	883	8
	Jefferson Bancshares, Inc.	600	7
	National Interstate Corp.	260	7
	Northrim Bancorp Inc.	244	7
	HF Financial Corp.	347	6

			Market
			Value•
		Shares	($000)
	Harrington West Financial Group, Inc.	351	6
*	Penn Treaty American Corp.	973	6
*	International Assets Holding Corp.	237	6
	State Bancorp, Inc.	330	6
*	NetBank, Inc.	15,714	5
	TIB Financial Corp.	376	5
	Peoples Financial Corp.	166	4
*	National Atlantic Holdings Corp.	290	4
*	Specialty Underwriters’
	Alliance, Inc.	500	4
*	AMV Liquidating Trust	34,500	4
	MetroCorp Bancshares, Inc.	159	3
	21ST Century Holding Co.	282	3
	Princeton National Bancorp, Inc.	100	3
	Brooklyn Federal Bancorp	44	1
*	Horizon Group Properties, Inc. REIT	64	—
*	Vesta Insurance Group, Inc.	11,252	—
			1,883,359
Health Care (11.5%)
	Pfizer Inc.	3,895,117	99,598
	Johnson & Johnson	1,563,431	96,339
	Merck & Co., Inc.	1,172,834	58,407
	Abbott Laboratories	833,636	44,641
	Wyeth	727,284	41,702
	UnitedHealth Group Inc.	727,675	37,213
*	Amgen, Inc.	630,186	34,843
	Bristol-Myers Squibb Co.	1,091,003	34,432
	Medtronic, Inc.	623,244	32,321
	Eli Lilly & Co.	550,218	30,746
*	WellPoint Inc.	331,086	26,431
	Schering-Plough Corp.	801,276	24,391
	Baxter International, Inc.	353,930	19,940
*	Genentech, Inc.	255,977	19,367
*	Gilead Sciences, Inc.	496,994	19,268
	Cardinal Health, Inc.	216,296	15,279
	Aetna Inc.	279,240	13,795
*	Medco Health Solutions, Inc.	155,719	12,145
*	Celgene Corp.	201,383	11,545
*	Thermo Fisher Scientific, Inc.	220,589	11,409
*	Zimmer Holdings, Inc.	129,015	10,952
*	Boston Scientific Corp.	677,378	10,391
*	Biogen Idec Inc.	186,442	9,975
	Becton, Dickinson & Co.	132,373	9,862
	Stryker Corp.	154,145	9,725
	Allergan, Inc.	166,370	9,590
	McKesson Corp.	159,825	9,532
*	Genzyme Corp.	142,177	9,156
	CIGNA Corp.	166,486	8,694
*	St. Jude Medical, Inc.	191,285	7,936
*	Forest Laboratories, Inc.	172,074	7,855
*	Express Scripts Inc.	124,948	6,249
	Biomet, Inc.	126,359	5,777
*	Humana Inc.	90,491	5,512

23

			Market
			Value•
		Shares	($000)
*	Laboratory Corp. of America Holdings	68,083	5,328
	AmerisourceBergen Corp.	102,737	5,082
*	Coventry Health Care Inc.	86,454	4,984
	Quest Diagnostics, Inc.	89,943	4,646
	C.R. Bard, Inc.	55,600	4,594
	IMS Health, Inc.	106,081	3,408
*	Health Net Inc.	63,322	3,343
*	Hospira, Inc.	84,711	3,307
*	Waters Corp.	54,793	3,253
	Applera Corp.-Applied Biosystems Group	99,893	3,051
*	DaVita, Inc.	56,594	3,049
	DENTSPLY International Inc.	78,020	2,985
*	Varian Medical Systems, Inc.	69,328	2,947
*	Amylin Pharmaceuticals, Inc.	71,381	2,938
*	Intuitive Surgical, Inc.	20,114	2,791
*	Barr Pharmaceuticals Inc.	54,530	2,739
*	King Pharmaceuticals, Inc.	131,151	2,683
*	Cephalon, Inc.	32,961	2,650
*	Cytyc Corp.	60,826	2,622
*	Henry Schein, Inc.	48,220	2,576
	Manor Care, Inc.	39,435	2,575
*	Triad Hospitals, Inc.	47,660	2,562
	Dade Behring Holdings Inc.	46,781	2,485
*	Endo Pharmaceuticals
	Holdings, Inc.	72,036	2,466
*	Sepracor Inc.	59,077	2,423
	Mylan Laboratories, Inc.	132,035	2,402
*	Covance, Inc.	34,606	2,373
	Omnicare, Inc.	65,553	2,364
*	Patterson Cos.	60,144	2,242
	Pharmaceutical Product
	Development, Inc.	56,990	2,181
*	Millipore Corp.	28,972	2,176
	Beckman Coulter, Inc.	33,356	2,157
*	Community Health
	Systems, Inc.	50,959	2,061
	Hillenbrand Industries, Inc.	31,604	2,054
	Bausch & Lomb, Inc.	29,428	2,043
*	Lincare Holdings, Inc.	50,168	1,999
*	Cerner Corp.	35,938	1,993
*	Vertex Pharmaceuticals, Inc.	68,279	1,950
*	Invitrogen Corp.	26,103	1,925
*	Charles River
	Laboratories, Inc.	36,287	1,873
*	Millennium
	Pharmaceuticals, Inc.	165,777	1,752
	PerkinElmer, Inc.	66,577	1,735
*	Watson Pharmaceuticals, Inc.	52,816	1,718
*	Gen-Probe Inc.	28,364	1,714
*	WellCare Health Plans Inc.	18,873	1,708
*	VCA Antech, Inc.	45,270	1,706
*	ResMed Inc.	41,322	1,705
*	Respironics, Inc.	39,682	1,690

			Market
			Value•
		Shares	($000)
	Universal Health Services Class B	27,299	1,679
*	Tenet Healthcare Corp.	255,422	1,663
*	IDEXX Laboratories Corp.	16,888	1,598
*	Hologic, Inc.	28,686	1,587
*	Edwards Lifesciences Corp.	31,728	1,565
*	Kinetic Concepts, Inc.	28,926	1,503
	Health Management Associates Class A	131,446	1,493
*	PDL BioPharma Inc.	62,579	1,458
*	Pediatrix Medical Group, Inc.	26,404	1,456
*	Ventana Medical Systems, Inc.	18,327	1,416
*	Illumina, Inc.	32,613	1,324
	Cooper Cos., Inc.	24,313	1,296
*	Sierra Health Services, Inc.	29,702	1,235
*	HLTH Corp.	84,748	1,187
*	Techne Corp.	20,505	1,173
*	Kyphon Inc.	24,118	1,161
*	LifePoint Hospitals, Inc.	29,837	1,154
*	ImClone Systems, Inc.	32,495	1,149
*	OSI Pharmaceuticals, Inc.	31,437	1,138
*	Advanced Medical Optics, Inc.	32,427	1,131
*	Inverness Medical
	Innovations, Inc.	22,163	1,131
	STERIS Corp.	34,825	1,066
*	Psychiatric Solutions, Inc.	29,210	1,059
*	Immucor Inc.	37,458	1,048
*	Warner Chilcott Ltd.	57,789	1,045
*	Sunrise Senior Living, Inc.	24,992	999
*	MGI Pharma, Inc.	43,608	976
*	Magellan Health Services, Inc.	20,831	968
	Medicis Pharmaceutical Corp.	30,440	930
*	Affymetrix, Inc.	37,293	928
*	Align Technology, Inc.	37,858	915
*	Medarex, Inc.	63,937	914
*	Varian, Inc.	16,651	913
*	BioMarin Pharmaceutical Inc.	50,545	907
	Mentor Corp.	22,226	904
*	Healthways, Inc.	18,722	887
*	Myriad Genetics, Inc.	23,795	885
	Chemed Corp.	13,245	878
	Brookdale Senior Living Inc.	19,168	873
	West Pharmaceutical
	Services, Inc.	18,134	855
	Perrigo Co.	43,312	848
	Valeant Pharmaceuticals
	International	50,219	838
*	United Therapeutics Corp.	12,906	823
*	ArthroCare Corp.	18,709	822
*	Alexion Pharmaceuticals, Inc.	18,106	816
*^	HealthSouth Corp.	44,029	797
*	Onyx Pharmaceuticals, Inc.	29,450	792
*	Alkermes, Inc.	54,213	792
*	Theravance, Inc.	24,571	786
	Owens & Minor, Inc.
	Holding Co.	22,407	783

24

			Market
			Value•
		Shares	($000)
*	Haemonetics Corp.	14,869	782
	Alpharma, Inc. Class A	29,779	775
*	Bio-Rad Laboratories, Inc. Class A	10,199	771
*	Dionex Corp.	10,724	761
*	Digene Corp.	12,554	754
*^	Allscripts Healthcare
	Solutions, Inc.	29,276	746
*	American Medical Systems
	Holdings, Inc.	40,941	739
	Analogic Corp.	10,010	736
*	Genesis Healthcare Corp.	10,562	723
*	DJ Orthopedics Inc.	16,913	698
*	Eclipsys Corp.	34,400	681
*	Apria Healthcare Group Inc.	23,524	677
*	Adams Respiratory
	Therapeutics, Inc.	17,150	676
*	Applera Corp.-Celera
	Genomics Group	53,989	669
*	AMERIGROUP Corp.	27,745	660
*	Centene Corp.	30,569	655
*	K-V Pharmaceutical Co.
	Class A	23,948	652
*	PSS World Medical, Inc.	35,642	649
*	Amedisys Inc.	17,563	638
*	Cubist Pharmaceuticals, Inc.	32,163	634
	Arrow International, Inc.	15,993	612
*	CV Therapeutics, Inc.	45,096	596
*	CONMED Corp.	19,958	584
*	Human Genome Sciences, Inc.	63,046	562
*^	InterMune Inc.	21,564	559
*	Pharmion Corp.	19,258	558
*	Martek Biosciences Corp.	21,399	556
*	Greatbatch, Inc.	16,998	551
*	Par Pharmaceutical Cos. Inc.	19,449	549
*	AMN Healthcare Services, Inc.	24,814	546
*	inVentiv Health, Inc.	14,619	535
*	AmSurg Corp.	22,131	534
*	Regeneron
	Pharmaceuticals, Inc.	29,542	529
*	Advanced Magnetics, Inc.	9,033	525
*	Kindred Healthcare, Inc.	16,419	504
*	The Medicines Co.	28,560	503
*	Isis Pharmaceuticals, Inc.	51,272	496
*	Conceptus, Inc.	25,414	492
*	Sciele Pharma, Inc.	20,644	486
	LCA-Vision Inc.	10,087	477
	Datascope Corp.	11,952	458
*	Arena Pharmaceuticals, Inc.	41,504	456
*	Exelixis, Inc.	37,356	452
*	Acadia Pharmaceuticals Inc.	32,760	448
*	Palomar Medical
	Technologies, Inc.	12,812	445
*	Nektar Therapeutics	46,303	439
*	Cepheid, Inc.	29,892	436
*	Cypress Bioscience, Inc.	32,817	435

			Market
			Value•
		Shares	($000)
*^	SurModics, Inc.	8,631	432
*	PAREXEL International Corp.	10,132	426
*	LifeCell Corp.	13,807	422
*	Air Methods Corp.	11,220	411
*	Abaxis, Inc.	19,681	411
*	Albany Molecular Research, Inc.	26,542	394
*	Alnylam Pharmaceuticals Inc.	25,940	394
	PolyMedica Corp.	9,625	393
*	ViroPharma Inc.	28,162	389
*^	ARIAD Pharmaceuticals, Inc.	70,736	388
*	eResearch Technology, Inc.	40,462	385
*	Acorda Therapeutics Inc.	22,200	379
*	American Dental Partners, Inc.	14,509	377
*	HealthExtras, Inc.	12,654	374
*	Integra LifeSciences Holdings	7,519	372
*	Nuvasive, Inc.	13,721	371
*	Tanox, Inc.	19,077	370
*	Gentiva Health Services, Inc.	18,196	365
*	Array BioPharma Inc.	31,248	365
*	Bradley Pharmaceuticals, Inc.	16,493	358
*	Cholestech Corp.	16,211	356
*	Thoratec Corp.	19,050	350
*	HMS Holdings Corp.	18,270	350
*	Natus Medical Inc.	21,905	349
*	Sirona Dental Systems Inc.	9,188	348
*^	Dendreon Corp.	49,043	347
*	Cyberonics, Inc.	20,512	345
*	Angiodynamics Inc.	19,058	343
*	ABIOMED, Inc.	31,577	340
*	Zymogenetics, Inc.	23,273	340
*	CryoLife Inc.	25,942	338
	Computer Programs and Systems, Inc.	10,888	337
*	Noven Pharmaceuticals, Inc.	14,257	334
*	Candela Corp.	28,732	333
*	Healthspring, Inc.	17,400	332
*	The TriZetto Group, Inc.	17,025	330
*	Bio-Reference
	Laboratories, Inc.	11,728	321
*	Foxhollow Technologies Inc.	15,010	319
*	Orthofix International N.V.	6,932	312
*	Alliance Imaging, Inc.	33,182	312
*	Pozen Inc.	17,057	308
*^	Aspect Medical Systems, Inc.	20,598	308
*^	Geron Corp.	43,712	308
*	Cerus Corp.	45,488	307
*	Bioenvision, Inc.	52,902	306
*	Bruker BioSciences Corp.	33,328	300
*	ArQule, Inc.	42,573	300
*	Cross Country Healthcare, Inc.	17,933	299
	Meridian Bioscience Inc.	13,797	299
*	ev3 Inc.	17,496	295
*	Bentley Pharmaceuticals, Inc.	24,257	294
	Landauer, Inc.	5,972	294
*	BioScrip Inc.	59,486	286

25

			Market
			Value•
		Shares	($000)
*	Wright Medical Group, Inc.	11,798	285
*	Accelrys Inc.	44,558	280
	Ligand Pharmaceuticals Inc.
	Class B	40,700	280
*	Allos Therapeutics Inc.	63,053	279
*	Amicas, Inc.	78,648	278
*	ICU Medical, Inc.	6,415	275
*	Xenoport Inc.	6,200	275
*	America Service Group Inc.	16,255	275
*	Cantel Medical Corp.	16,141	275
*	Matria Healthcare, Inc.	8,686	263
*^	ADVENTRX
	Pharmaceuticals, Inc.	102,700	261
	Invacare Corp.	14,107	259
*^	BioCryst Pharmaceuticals, Inc.	33,274	257
*	Caraco Pharmaceutical
	Laboratories, Ltd.	16,900	257
*	CorVel Corp.	9,801	256
*^	Antigenics, Inc.	89,168	255
*^	deCODE genetics, Inc.	67,510	252
*	Anika Resh Inc.	16,558	252
*	Molina Healthcare Inc.	8,200	250
*^	Cell Genesys, Inc.	73,676	247
*	Merge Technologies, Inc.	35,735	233
*^	AVI BioPharma, Inc.	82,496	231
*	Progenics
	Pharmaceuticals, Inc.	10,677	230
*^	Aastrom Biosciences, Inc.	170,695	229
*	DepoMed, Inc.	47,500	227
*	Allied Healthcare
	International Inc.	80,826	226
*	Anadys Pharmaceuticals Inc.	60,551	225
	Cambrex Corp.	16,866	224
*	Cardiac Science Corp.	20,405	224
*	Enzo Biochem, Inc.	14,711	220
*	Abraxis Bioscience, Inc.	9,857	219
*	SonoSite, Inc.	6,969	219
*	Salix Pharmaceuticals, Ltd.	17,487	215
*^	BioLase Technology, Inc.	34,988	212
*	Cutera, Inc.	8,500	212
*	Auxilium Pharmaceuticals, Inc.	13,200	210
*	Incyte Corp.	34,790	209
*	Caliper Life Sciences, Inc.	43,805	205
*	Collagenex
	Pharmaceuticals, Inc.	16,540	205
*	Keryx Biopharmaceuticals, Inc.	20,505	200
*	Cytokinetics, Inc.	34,172	193
	Vital Signs, Inc.	3,472	193
*	Assisted Living Concepts Inc.	18,084	193
*	Quidel Corp.	10,905	191
*	Omnicell, Inc.	9,138	190
*	Savient Pharmaceuticals Inc.	15,264	190
*	Halozyme Therapeutics Inc	20,500	189
*	Avigen, Inc.	30,739	189
*	Barrier Therapeutics Inc.	29,045	189
*	Altus Pharmaceuticals, Inc.	14,434	167

			Market
			Value•
		Shares	($000)
*	Radiation Therapy Services, Inc.	6,260	165
*	Odyssey Healthcare, Inc.	13,829	164
*	Enzon Pharmaceuticals, Inc.	20,597	162
*^	Continucare Corp.	52,181	161
*^	MannKind Corp.	13,000	160
*^	Adolor Corp.	42,685	158
*	Harvard Bioscience, Inc.	29,910	157
*	Symbion, Inc.	7,201	156
*	Spectranetics Corp.	13,471	155
*	Icad Inc.	37,053	153
*	Pharmanet Development
	Group, Inc.	4,780	152
*	Medical Action Industries Inc.	8,300	150
*	Neurocrine Biosciences, Inc.	13,079	147
*	MedCath Corp.	4,603	146
*	Verenium Corp.	28,633	145
*	Luminex Corp.	11,758	145
*	Pain Therapeutics, Inc.	16,526	144
*	Kendle International Inc.	3,907	144
*^	Nastech
	Pharmaceutical Co., Inc.	12,794	140
*^	Momenta
	Pharmaceuticals, Inc.	13,820	139
*	Inspire Pharmaceuticals, Inc.	21,986	139
*	Phase Forward Inc.	8,100	136
*	Immunomedics Inc.	32,484	135
*	BioSphere Medical Inc.	18,491	131
*	PDI, Inc.	12,565	129
*	Capital Senior Living Corp.	13,640	128
*	Lifecore Biomedical Inc.	7,984	127
*	Emeritus Corp.	4,035	125
*	ATS Medical, Inc.	61,531	124
*^	Avanir Pharmaceuticals
	Class A	51,650	123
*	Res-Care, Inc.	5,819	123
*	GTx, Inc.	7,579	123
*	MiddleBrook
	Pharmaceuticals Inc.	48,500	123
*^	Penwest Pharmaceuticals Co.	9,677	121
*	Akorn, Inc.	17,080	119
*	Hooper Holmes, Inc.	35,014	117
*	Symmetry Medical Inc.	7,300	117
*	Regeneration
	Technologies, Inc.	10,353	116
*	Nabi Biopharmaceuticals	25,074	115
*	I-Flow Corp.	6,700	112
*	Idenix Pharmaceuticals Inc.	18,505	109
*	Providence Service Corp.	3,995	107
*	Zoll Medical Corp.	4,774	107
*^	Biopure Corp. Class A	126,216	106
*	Acusphere, Inc.	48,512	104
*	Kensey Nash Corp.	3,834	103
*	EPIX Pharmaceuticals Inc.	18,285	103
*	Dyax Corp.	24,474	103

26

			Market
			Value•
		Shares	($000)
*	AVANT
	Immunotherapeutics, Inc.	120,584	100
	Option Care, Inc.	6,476	100
*	OraSure Technologies, Inc.	12,190	100
*	ThermoGenesis Corp.	35,261	97
*	Merit Medical Systems, Inc.	8,087	97
*	Indevus Pharmaceuticals, Inc.	14,135	95
*	US Physical Therapy, Inc.	7,061	95
*	Vivus, Inc.	18,062	94
*	Neogen Corp.	3,262	94
*^	AtheroGenics, Inc.	43,615	93
*	Seattle Genetics, Inc.	9,265	91
*	Discovery Laboratories, Inc.	31,779	90
*	Rochester Medical Corp.	5,932	89
*	ImmunoGen, Inc.	16,018	89
*	PRA International	3,488	88
*	Exactech, Inc.	5,344	86
	National Healthcare Corp.	1,645	85
*	Lexicon Pharmaceuticals Inc.	25,762	83
*	SuperGen, Inc.	14,785	82
*	Five Star Quality Care, Inc.	10,224	82
*	Vital Images, Inc.	3,000	81
*	CuraGen Corp.	40,688	80
*	Proxymed Pharmacy, Inc.	34,003	78
*	Emisphere Technologies, Inc.	15,960	77
*	Durect Corp.	19,973	77
*	Microtek Medical
	Holdings, Inc.	16,454	76
*^	Genomic Health, Inc.	3,900	73
*	Telik, Inc.	21,589	73
*	Possis Medical Inc.	6,675	73
*	Maxygen Inc.	8,174	70
*	Third Wave Technologies	11,723	69
*	Monogram Biosciences, Inc.	40,153	68
*	XOMA Ltd.	22,254	68
*	Medivation Inc.	3,300	67
*	Cell Therapeutics, Inc.	21,995	67
*	Ista Pharmaceuticals Inc.	8,976	66
*^	Columbia Laboratories Inc.	27,189	66
*	Corcept Therapeutics Inc.	23,858	65
*	Curis, Inc.	55,105	64
*	Rigel Pharmaceuticals, Inc.	7,200	64
*	Theragenics Corp.	15,331	64
*	Osteotech, Inc.	8,835	64
*	Senomyx, Inc.	4,700	63
*	TorreyPines Therapeutics Inc.	8,825	61
*	Sequenom, Inc.	13,519	61
*	Allion Healthcare Inc.	10,257	61
	Psychemedics Corp.	2,960	60
*	HealthTronics Surgical
	Services, Inc.	13,793	60
*	RehabCare Group, Inc.	4,187	60
*^	Dexcom Inc.	7,148	59
*^	Critical Therapeutics, Inc.	26,827	58
*	Kosan Biosciences, Inc.	10,712	56

			Market
			Value•
		Shares	($000)
*	Medical Staffing Network
	Holdings, Inc.	10,200	56
*	SRI/Surgical Express, Inc.	10,677	56
*	National Dentex Corp.	2,944	55
*	Vascular Solutions, Inc.	5,486	51
*	VistaCare, Inc.	5,222	51
*	Gene Logic Inc.	37,111	51
*	Sun Healthcare Group Inc.	3,500	51
*	NPS Pharmaceuticals Inc.	12,157	50
*	Sonic Innovations, Inc.	5,644	49
*^	Accentia Biopharmaceuticals Inc.	19,000	49
*^	Nanogen, Inc.	36,142	49
*	Santarus Inc.	9,196	48
*	Micrus Endovascular Corp	1,927	47
*	Oxigene, Inc.	11,910	47
*	Infinity Pharmaceuticals, Inc.	4,318	47
*	Ciphergen Biosystems, Inc.	47,586	46
*	Hanger Orthopedic Group, Inc.	4,258	46
*	MWI Veterinary Supply Inc.	1,100	44
*	Nutraceutical
	International Corp.	2,605	43
*	Encysive Pharmaceuticals, Inc.	24,062	43
*	CardioDynamics
	International Corp.	63,868	43
*	Volcano Corp.	2,100	42
*	Nuvelo, Inc.	15,404	42
*^	Sangamo BioSciences, Inc.	5,147	42
*	StemCells, Inc.	17,974	42
*	I-trax, Inc.	9,850	41
*	Vical, Inc.	7,842	41
*	Trimeris, Inc.	5,826	40
*	SONUS Pharmaceuticals, Inc.	7,483	40
*	Neurogen Corp.	5,865	39
*^	Genitope Corp.	9,800	38
*	CYTOGEN Corp.	19,279	38
*	Vanda Parmaceuticals, Inc.	1,800	36
*^	Peregrine Pharmaceuticals, Inc.	47,335	36
*	Rural/Metro Corp.	6,345	36
*	EntreMed, Inc.	23,118	35
*	Somanetics Corp.	1,801	33
*	SciClone Pharmaceuticals, Inc.	13,095	32
*	IRIS International, Inc.	1,900	32
*	Novavax, Inc.	10,811	31
*	NMT Medical, Inc.	2,596	31
*	STAAR Surgical Co.	7,813	30
*	Orchid Cellmark, Inc.	6,213	29
*	GenVec, Inc.	11,854	28
*	PhotoMedex, Inc.	20,174	26
*	Hollis-Eden
	Pharmaceuticals, Inc.	11,684	24
*	Omrix Biopharmaceuticals, Inc.	720	23
*	Vion Pharmaceuticals, Inc.	20,315	22
*	Hi-Tech Pharmacal Co., Inc.	1,800	21
*	Panacos Pharmaceuticals Inc.	6,632	21
*	Renovis, Inc.	5,371	19

27

			Market
			Value•
		Shares	($000)
*	Tercica, Inc.	3,787	19
*	Immtech Pharmaceuticals Inc.	2,364	19
*	Genta Inc.	63,104	19
*	Orthologic Corp.	11,489	16
*	Repligen Corp.	4,008	16
*	Mediware Information Systems, Inc.	2,170	16
*	GTC Biotherapeutics, Inc.	12,722	15
*	Pharmacopeia Drug
	Discovery Inc.	2,596	14
*	NitroMed, Inc.	6,287	14
*	Clinical Data, Inc.	601	13
*	Titan Pharmaceuticals, Inc.	5,836	13
*	Endologix, Inc.	2,751	12
*	Pharmacyclics, Inc.	4,319	12
*	Synovis Life Technologies, Inc.	800	12
*	Oscient Pharmaceuticals Corp.	2,454	11
	Young Innovations, Inc.	377	11
*	Nighthawk Radiology
	Holdings, Inc.	600	11
*	IVAX Diagnostics, Inc.	10,266	11
*	LHC Group Inc.	400	10
*	La Jolla Pharmaceutical Co.	2,249	10
*	Insmed Inc.	11,508	9
*	Matrixx Initiatives, Inc.	418	9
*^	Epicept Corp.	3,977	9
*	Neurobiological
	Technologies, Inc.	4,337	8
*	Alteon, Inc.	84,013	8
*	Northfield Laboratories, Inc.	5,200	7
*	Alfacell Corp.	2,895	7
*	NeoPharm, Inc.	6,245	7
*	Strategic Diagnostics Inc.	1,531	7
*	Dialysis Corp. of America	665	7
*	Orthovita, Inc.	2,283	7
	Neurometrix Inc.	640	6
*	Bioject Medical
	Technologies Inc.	3,100	5
*	Lipid Sciences, Inc.	2,862	5
*	Introgen Therapeutics, Inc.	1,221	4
*	Interleukin Genetics, Inc.	2,262	4
*	Novamed, Inc.	620	4
*	Hemispherx Biopharma, Inc.	2,632	3
*	Anesiva, Inc.	493	3
*	Q-Med, Inc.	755	3
*	Zila, Inc.	1,944	3
*	Novoste Corp.	766	2
*	Targeted Genetics Corp.	542	1
*	Matritech Inc.	3,400	1
*	Threshold Pharmaceuticals, Inc.	800	1
*	Aphton Corp.	109,560	—
			1,057,718
Industrials (11.7%)
	General Electric Co.	5,554,942	212,643
	The Boeing Co.	405,092	38,954
	United Technologies Corp.	510,510	36,210

			Market
			Value•
		Shares	($000)
	Tyco International Ltd.	1,067,659	36,076
	3M Co.	376,635	32,688
	Caterpillar, Inc.	349,068	27,332
	United Parcel Service, Inc.	359,737	26,261
	Honeywell International Inc.	410,629	23,110
	Emerson Electric Co.	431,458	20,192
	Lockheed Martin Corp.	193,947	18,256
	FedEx Corp.	157,614	17,490
	Burlington Northern Santa Fe Corp.	193,943	16,512
	Union Pacific Corp.	138,918	15,996
	Deere & Co.	122,512	14,792
	General Dynamics Corp.	186,286	14,571
	Northrop Grumman Corp.	179,883	14,007
	Illinois Tool Works, Inc.	256,640	13,907
	Raytheon Co.	241,113	12,994
	Norfolk Southern Corp.	214,586	11,281
	Waste Management, Inc.	288,208	11,255
	PACCAR, Inc.	127,438	11,092
	CSX Corp.	236,089	10,643
	Danaher Corp.	133,439	10,075
	Ingersoll-Rand Co.	165,910	9,095
	Precision Castparts Corp.	74,305	9,018
	Eaton Corp.	80,725	7,507
	Textron, Inc.	61,132	6,731
	L-3 Communications
	Holdings, Inc.	67,672	6,591
	ITT Industries, Inc.	95,018	6,488
	Rockwell Collins, Inc.	91,194	6,442
	Southwest Airlines Co.	427,005	6,367
	Parker Hannifin Corp.	62,774	6,146
	Masco Corp.	213,530	6,079
	Rockwell Automation, Inc.	85,344	5,926
	American Standard Cos., Inc.	98,028	5,782
	Dover Corp.	110,631	5,659
	Cooper Industries, Inc.
	Class A	98,945	5,649
	Pitney Bowes, Inc.	120,289	5,632
	Cummins Inc.	53,727	5,438
	Fluor Corp.	47,559	5,297
	R.R. Donnelley & Sons Co.	117,592	5,116
*	McDermott International, Inc.	59,984	4,986
	Expeditors International of
	Washington, Inc.	115,566	4,773
	C.H. Robinson Worldwide Inc.	89,688	4,710
*	Terex Corp.	55,269	4,493
	Manpower Inc.	46,089	4,251
*	Foster Wheeler Ltd.	37,093	3,969
	Goodrich Corp.	64,271	3,828
	Joy Global Inc.	64,412	3,757
*	Jacobs Engineering Group Inc.	64,301	3,698
	W.W. Grainger, Inc.	38,747	3,605
	Equifax, Inc.	79,930	3,550
	Avery Dennison Corp.	53,330	3,545
	The Dun & Bradstreet Corp.	33,211	3,420
*	AMR Corp.	129,433	3,411

28

			Market
			Value•
		Shares	($000)
	Republic Services, Inc. Class A	104,503	3,202
	Robert Half International, Inc.	86,647	3,163
	Cintas Corp.	78,108	3,080
	Pall Corp.	66,071	3,039
	^Fastenal Co.	69,879	2,925
	SPX Corp.	31,246	2,744
	Roper Industries Inc.	47,037	2,686
	The Manitowoc Co., Inc.	33,332	2,679
*	Monster Worldwide Inc.	63,503	2,610
	Oshkosh Truck Corp.	39,969	2,515
*	UAL Corp.	59,765	2,426
*	Allied Waste Industries, Inc.	179,632	2,418
*	KBR Inc.	90,443	2,372
	Harsco Corp.	45,398	2,361
	Ametek, Inc.	57,196	2,270
	Flowserve Corp.	31,474	2,254
*	AGCO Corp.	49,313	2,141
*	Stericycle, Inc.	48,012	2,135
*	General Cable Corp.	27,948	2,117
*	Corrections Corp. of America	32,859	2,074
*	Hertz Global Holdings Inc.	78,017	2,073
*	BE Aerospace, Inc.	48,927	2,021
*	Shaw Group, Inc.	43,548	2,016
	Pentair, Inc.	51,315	1,979
*	USG Corp.	39,841	1,954
*	Quanta Services, Inc.	63,690	1,953
*	Spirit Aerosystems Holdings Inc.	53,885	1,943
*	Thomas & Betts Corp.	32,499	1,885
	Trinity Industries, Inc.	43,172	1,880
*	ChoicePoint Inc.	43,187	1,833
*	Alliant Techsystems, Inc.	18,006	1,785
	Ryder System, Inc.	32,884	1,769
	Kennametal, Inc.	21,109	1,732
	IDEX Corp.	43,674	1,683
	Teleflex Inc.	20,256	1,657
*	Continental Airlines, Inc.
	Class B	48,873	1,655
*	Covanta Holding Corp.	66,439	1,638
	The Brink’s Co.	26,432	1,636
	Lincoln Electric Holdings, Inc.	22,030	1,636
*	WESCO International, Inc.	26,723	1,615
	J.B. Hunt Transport
	Services, Inc.	54,879	1,609
*	Armor Holdings, Inc.	18,327	1,592
	The Timken Co.	43,519	1,571
	Carlisle Co., Inc.	33,547	1,560
*	Avis Budget Group, Inc.	54,779	1,557
*	Kansas City Southern	41,222	1,547
	Hubbell Inc. Class B	28,218	1,530
	Landstar System, Inc.	30,944	1,493
	Laidlaw International Inc.	43,103	1,489
	Graco, Inc.	36,587	1,474
	MSC Industrial Direct
	Co., Inc. Class A	26,271	1,445

			Market
			Value•
		Shares	($000)
	Acuity Brands, Inc.	23,842	1,437
*	Owens Corning Inc.	42,726	1,437
	Florida East Coast Industries, Inc. Class A	17,274	1,433
	Donaldson Co., Inc.	40,004	1,422
	Bucyrus International, Inc.	19,998	1,415
	GATX Corp.	28,207	1,389
*	URS Corp.	28,537	1,385
	The Corporate Executive Board Co.	21,246	1,379
*	US Airways Group Inc.	44,828	1,357
*	First Solar, Inc.	14,986	1,338
	Belden Inc.	24,074	1,332
	The Toro Co.	22,366	1,317
*	Washington Group
	International, Inc.	16,400	1,312
*	United Rentals, Inc.	39,841	1,296
	Con-way, Inc.	25,659	1,289
*	EMCOR Group, Inc.	17,352	1,265
	DRS Technologies, Inc.	22,004	1,260
	Granite Construction Co.	19,463	1,249
*	Gardner Denver Inc.	28,797	1,225
*	Copart, Inc.	39,837	1,219
	Crane Co.	26,682	1,213
	Alexander & Baldwin, Inc.	22,287	1,184
	Watson Wyatt & Co. Holdings	23,285	1,175
*	YRC Worldwide, Inc.	31,222	1,149
	Deluxe Corp.	28,249	1,147
	Curtiss-Wright Corp.	24,178	1,127
*	Waste Connections, Inc.	37,175	1,124
	Herman Miller, Inc.	35,505	1,122
*	Armstrong Worldwide
	Industries, Inc.	22,333	1,120
	IKON Office Solutions, Inc.	70,993	1,108
*	United Stationers, Inc.	16,597	1,106
*	Genlyte Group, Inc.	13,899	1,092
*	Hexcel Corp.	51,355	1,082
	Lennox International Inc.	31,077	1,064
*	Kirby Corp.	27,580	1,059
	Baldor Electric Co.	21,318	1,051
*	Ceradyne, Inc.	14,099	1,043
	Brady Corp. Class A	27,586	1,025
	CLARCOR Inc.	26,132	978
	HNI Corp.	23,617	968
*^	JetBlue Airways Corp.	82,115	965
	Actuant Corp.	15,205	959
*	GrafTech International Ltd.	55,927	942
	Macquarie Infrastructure
	Company LLC	22,587	937
	Wabtec Corp.	25,647	937
*	PHH Corp.	29,622	925
	Woodward Governor Co.	16,892	907
*	American Commercial
	Lines Inc.	33,987	885
*	FTI Consulting, Inc.	23,057	877
*	EGL, Inc.	18,716	870

29

			Market
			Value•
		Shares	($000)
	Briggs & Stratton Corp.	27,340	863
*	Moog Inc.	19,505	860
	UTI Worldwide, Inc.	32,029	858
	UAP Holding Corp.	28,243	851
	Nordson Corp.	16,759	841
*	Resources Connection, Inc.	25,321	840
*	IHS Inc. Class A	18,189	837
*	Teledyne Technologies, Inc.	17,753	816
	Kaydon Corp.	15,584	812
	Applied Industrial Technology, Inc.	27,170	802
	Regal-Beloit Corp.	17,145	798
	Skywest, Inc.	33,447	797
*	Geo Group Inc.	27,077	788
*	Infrasource Services Inc.	21,018	780
*	AAR Corp.	23,364	771
	Mueller Industries Inc.	22,132	762
	Mine Safety Appliances Co.	17,119	749
*	Hub Group, Inc.	21,109	742
	Albany International Corp.	18,195	736
	Valmont Industries, Inc.	10,088	734
	Watsco, Inc.	13,477	733
*	The Advisory Board Co.	13,102	728
*	Perini Corp.	11,679	719
	Barnes Group, Inc.	22,576	715
	^Simpson Manufacturing Co.	20,709	699
	Walter Industries, Inc.	23,995	695
	Mueller Water Products, Inc.	46,287	694
*	TeleTech Holdings Inc.	21,107	686
	Steelcase Inc.	36,798	681
	Eagle Bulk Shipping Inc.	30,360	680
*	Orbital Sciences Corp.	31,899	670
*	Energy Conversion
	Devices, Inc.	21,706	669
*	CoStar Group, Inc.	12,445	658
*	Tetra Tech, Inc.	30,348	654
*	Alaska Air Group, Inc.	22,280	621
*	Acco Brands Corp.	26,598	613
	Arkansas Best Corp.	15,520	605
*	M&F Worldwide Corp.	9,020	601
*	Esterline Technologies Corp.	12,143	587
	ABM Industries Inc.	22,520	581
	Cascade Corp.	7,389	580
	Watts Water Technologies, Inc.	15,353	575
*	ESCO Technologies Inc.	15,643	567
	Ameron International Corp.	6,185	558
*^	American
	Superconductor Corp.	28,607	552
	Werner Enterprises, Inc.	27,397	552
*	Astec Industries, Inc.	13,020	550
	Kaman Corp. Class A	17,575	548
*	Dollar Thrifty Automotive
	Group, Inc.	13,288	543
	Horizon Lines Inc.	16,540	542
*	Cenveo Inc.	23,330	541
	G & K Services, Inc. Class A	13,569	536

			Market
			Value•
		Shares	($000)
*	The Middleby Corp.	8,782	525
*	Heidrick & Struggles International, Inc.	10,144	520
*	Labor Ready, Inc.	22,483	520
*	Genesee & Wyoming Inc. Class A	17,305	516
	Apogee Enterprises, Inc.	18,278	508
*	CRA International Inc.	10,294	496
	Bowne & Co., Inc.	25,038	488
	Cubic Corp.	16,167	488
*	NCI Building Systems, Inc.	9,794	483
	A.O. Smith Corp.	12,094	482
	Administaff, Inc.	14,269	478
	Comfort Systems USA, Inc.	33,555	476
*	Old Dominion Freight
	Line, Inc.	15,513	468
	Interface, Inc.	24,588	464
*	Republic Airways
	Holdings Inc.	22,766	463
*	AirTran Holdings, Inc.	42,266	462
*	Huron Consulting Group Inc.	6,289	459
	Forward Air Corp.	13,459	459
	EDO Corp.	13,786	453
	Knight Transportation, Inc.	23,165	449
	NACCO Industries, Inc.
	Class A	2,872	447
	Heartland Express, Inc.	27,380	446
*	Korn/Ferry International	16,617	436
*	AZZ Inc.	12,578	423
	Dynamic Materials Corp.	11,227	421
	Ennis, Inc.	17,882	421
*	American Reprographics Co.	13,595	419
	Robbins & Myers, Inc.	7,863	418
^	Franklin Electric, Inc.	8,801	415
*^	Fuel-Tech N.V.	12,100	414
*	Consolidated Graphics, Inc.	5,974	414
*	Interline Brands, Inc.	15,352	400
*	CBIZ Inc.	54,416	400
*^	Amerco, Inc.	5,279	399
	Triumph Group, Inc.	6,079	398
	Ampco-Pittsburgh Corp.	9,911	397
*	Hudson Highland Group, Inc.	18,535	396
*	Clean Harbors Inc.	7,955	393
*	Mobile Mini, Inc.	13,365	390
	McGrath RentCorp	11,134	375
*	Navigant Consulting, Inc.	20,137	374
*	ABX Air, Inc.	46,143	372
*	On Assignment, Inc.	34,559	370
*	Beacon Roofing Supply, Inc.	21,591	367
	Pacer International, Inc.	15,538	365
	Federal Signal Corp.	22,906	363
*	COMSYS IT Partners Inc.	15,925	363
	CIRCOR International, Inc.	8,973	363
	AAON, Inc.	11,379	362
^	Badger Meter, Inc.	12,484	353
*	Blount International, Inc.	26,851	351

30

			Market
			Value•
		Shares	($000)
	American Railcar
	Industries, Inc.	9,000	351
	Bluelinx Holdings Inc.	32,887	345
*^	FuelCell Energy, Inc.	42,844	339
*	GenCorp, Inc.	25,773	337
*	Cornell Cos., Inc.	13,702	337
*	TransDigm Group, Inc.	8,220	333
*^	A.S.V., Inc.	19,101	330
	CDI Corp.	10,143	327
*	Michael Baker Corp.	8,735	325
*	American Science &
	Engineering, Inc.	5,680	323
	Aceto Corp.	34,009	315
*	EnPro Industries, Inc.	7,286	312
	Raven Industries, Inc.	8,640	309
	Knoll, Inc.	13,747	308
	Kelly Services, Inc. Class A	11,117	305
	Healthcare Services
	Group, Inc.	10,307	304
*	Atlas Air Worldwide
	Holdings, Inc.	5,140	303
	Aircastle Ltd.	7,586	302
*	Casella Waste Systems, Inc.	27,653	298
*	Kforce Inc.	18,575	297
	Barrett Business Services, Inc.	11,469	296
	HEICO Corp. Class A	8,379	295
*	Axsys Technologies, Inc.	13,722	294
*	School Specialty, Inc.	8,278	293
*	RBC Bearings Inc.	7,076	292
*	Insituform Technologies Inc.
	Class A	13,310	290
	Angelica Corp.	13,702	289
	Universal Forest Products, Inc.	6,809	288
*	Columbus McKinnon Corp.	8,925	287
*^	Evergreen Solar, Inc.	30,665	285
*	Lydall, Inc.	19,503	285
	Viad Corp.	6,719	283
	Tredegar Corp.	13,205	281
*	Kenexa Corp.	7,420	280
*	Celadon Group Inc.	17,405	277
*	Sequa Corp. Class A	2,468	276
*	Griffon Corp.	12,617	275
	Alamo Group, Inc.	10,773	271
*	Park-Ohio Holdings Corp.	9,929	271
*^	Flanders Corp.	35,151	271
	Diamond Management and
	Technology Consultants, Inc.	20,247	267
*	Furmanite Corp.	34,411	266
*	GP Strategies Corp.	24,300	264
*	Marten Transport, Ltd.	14,471	261
*	Gehl Co.	8,266	251
*	Pinnacle Airlines Corp.	13,360	251
*^	Frontier Airlines Holdings, Inc.	44,429	249
*^	Taser International Inc.	17,808	249
^	AMREP Corp.	5,000	238

			Market
			Value•
		Shares	($000)
*	DynCorp International Inc.
	Class A	10,800	237
*^	C & D Technologies, Inc.	40,832	229
	Applied Signal Technology, Inc.	14,583	228
	Standex International Corp.	7,955	226
*	Superior Essex Inc.	6,043	226
	Electro Rent Corp.	15,484	225
*	International Shipholding Corp.	11,039	222
*	Covenant Transport, Inc.	19,475	222
*	II-VI, Inc.	8,054	219
*	Chart Industries, Inc.	7,600	216
	American Woodmark Corp.	6,238	216
*	Magnatek, Inc.	41,774	215
*^	Microvision, Inc.	42,575	213
*	Dynamex Inc.	8,266	211
	Titan International, Inc.	6,598	209
	Genco Shipping and Trading Ltd.	5,000	206
*	Miller Industries, Inc.	8,164	205
*^	Medis Technology Ltd.	13,888	204
*	Lamson & Sessions Co.	7,545	200
*	ICT Group, Inc.	10,713	200
	United Industrial Corp.	3,341	200
*	First Consulting Group, Inc.	21,082	200
*	Huttig Building Products, Inc.	26,265	199
*	Ducommun, Inc.	7,684	198
*	Spherion Corp.	20,596	193
	Rollins, Inc.	8,480	193
*	Accuride Corp.	12,440	192
*	Ionatron Inc.	48,390	189
*	ExpressJet Holdings, Inc.	31,426	188
*	Williams Scotsman International Inc.	7,856	187
	Quintana Maritime Ltd.	11,761	186
^	Encore Wire Corp.	6,281	185
*	Herley Industries Inc.	11,136	182
*	Goodman Global, Inc.	8,100	180
*	H&E Equipment Services, Inc.	6,400	178
	Frozen Food Express
	Industries, Inc.	16,986	172
*	Exponent, Inc.	7,516	168
*	Plug Power, Inc.	52,682	165
*	MTC Technologies, Inc.	6,702	165
*^	3D Systems Corp.	6,557	163
	Quixote Corp.	8,595	161
^	Lindsay Manufacturing Co.	3,623	160
*	Rush Enterprises, Inc.
	Class A	7,380	160
	LSI Industries Inc.	8,893	159
*	Saia, Inc.	5,787	158
	CompX International Inc.	8,490	157
	Sun Hydraulics Corp.	3,132	154
*	Ladish Co., Inc.	3,556	153
*	Learning Tree International, Inc.	11,637	152
	Freightcar America Inc.	3,155	151
*	Houston Wire & Cable Co.	5,200	148

31

			Market
			Value•
		Shares	($000)
*	Builders FirstSource, Inc.	9,180	147
	Lawson Products, Inc.	3,805	147
*	Active Power, Inc.	82,610	147
*	APAC Teleservices, Inc.	60,376	147
	American Ecology Corp.	6,773	145
	Tennant Co.	3,915	143
*	MAIR Holdings, Inc.	21,033	139
	Wabash National Corp.	9,109	133
	Met-Pro Corp.	8,379	132
*^	Advanced Environmental Recycling Technologies, Inc	77,562	125
*	Altra Holdings Inc.	7,200	124
*	NuCo2, Inc.	4,831	124
	Waste Industries USA, Inc.	3,591	123
*	Layne Christensen Co.	2,956	121
*^	TurboChef Technologies, Inc.	8,604	120
*	Intersections Inc.	11,700	117
*	Flow International Corp.	9,200	116
	TAL International Group, Inc.	3,900	116
*	Commercial Vehicle Group Inc.	6,175	115
*	Kadant Inc.	3,684	115
	Gorman-Rupp Co.	3,558	113
	Insteel Industries, Inc.	6,200	112
*	Argon ST, Inc.	4,690	109
*^	Trex Co., Inc.	5,544	109
^	The Greenbrier Cos., Inc.	3,544	107
^	Mueller Water Products, Inc.
	Class A	6,000	102
*	Tecumseh Products Co.
	Class A	6,472	102
*	LECG Corp.	6,536	99
*	EnerSys	5,300	97
*^	Document Security
	Systems, Inc.	6,900	95
*	Powell Industries, Inc.	2,960	94
	Vicor Corp.	6,786	90
*	Volt Information Sciences Inc.	4,579	84
	Multi-Color Corp.	2,100	83
	L.S. Starrett Co. Class A	4,336	79
*	Waste Services, Inc.	6,497	79
*^	Arotech Corp.	23,278	79
*	Pike Electric Corp.	3,500	78
	Schawk, Inc.	3,900	78
*	WCA Waste Corp.	8,366	74
*	Allegiant Travel Co.	2,400	74
*^	Innerworkings, Inc.	4,600	74
*	Quality Distribution Inc.	6,534	73
*	The Allied Defense Group, Inc.	9,400	72
*	Mesa Air Group Inc.	10,511	69
*	Milacron Inc.	7,831	68
	HEICO Corp.	1,623	68
*	Team, Inc.	1,465	66
*	Power-One, Inc.	16,303	65
*	Innotrac Corp.	26,975	65
*^	PRG-Schultz International, Inc.	4,068	65
	The Standard Register Co.	5,673	65

			Market
			Value•
		Shares	($000)
*	TRC Cos., Inc.	4,354	65
*	Midwest Air Group Inc.	4,239	64
*^	Capstone Turbine Corp.	55,626	60
*	Innovative Solutions and
	Support, Inc.	2,568	60
*	Modtech Holdings, Inc.	21,183	57
*	UQM Technologies, Inc.	13,404	56
	Todd Shipyards Corp.	2,649	55
*	Willis Lease Finance Corp.	4,149	48
*	GeoEye Inc.	2,200	48
*	Perma-Fix Environmental Services, Inc.	13,507	41
*	Taleo Corp. Class A	1,700	38
*	Paragon Technologies, Inc.	5,170	35
*	La Barge, Inc.	2,700	33
*	Sirva Inc.	16,538	33
*	PeopleSupport Inc.	2,800	32
*	Catalytica Energy Systems, Inc.	24,575	29
*	Distributed Energy
	Systems Corp.	20,780	27
*^	Valence Technology Inc.	24,272	27
*	Sterling Construction Co., Inc.	1,100	23
	Twin Disc, Inc.	300	22
*	Ultralife Batteries, Inc.	1,957	21
*	Nashua Corp.	1,299	14
*	P.A.M. Transportation Services, Inc.	713	13
	Hardinge, Inc.	347	12
*	U.S. Home Systems, Inc.	1,157	12
*	Spherix Inc.	4,519	11
*	A.T. Cross Co. Class A	907	11
	Sypris Solutions, Inc.	406	3
*	Protection One, Inc.	188	3
	Omega Flex Inc.	100	2
*	TRM Corp.	1,200	2
*	BMC Industries, Inc.	4,603	—
*	DT Industries, Inc.	1,000	—
			1,067,806
Information Technology (15.6%)
	Microsoft Corp.	4,760,794	140,301
*	Cisco Systems, Inc.	3,262,882	90,871
	International Business
	Machines Corp.	813,360	85,606
	Intel Corp.	3,115,326	74,020
	Hewlett-Packard Co.	1,458,834	65,093
*	Google Inc.	120,677	63,160
*	Apple Computer, Inc.	465,628	56,825
*	Oracle Corp.	2,239,554	44,142
	QUALCOMM Inc.	894,871	38,828
*	Dell Inc.	1,104,439	31,532
	Texas Instruments, Inc.	801,614	30,165
	Motorola, Inc.	1,306,520	23,125
*	Corning, Inc.	848,034	21,667
*	EMC Corp.	1,190,405	21,546
*	eBay Inc.	602,702	19,395

32

			Market
			Value•
		Shares	($000)
*	Yahoo! Inc.	660,312	17,914
	Applied Materials, Inc.	755,041	15,003
	Automatic Data
	Processing, Inc.	297,343	14,412
	Accenture Ltd.	318,336	13,653
	First Data Corp.	406,874	13,293
*	Adobe Systems, Inc.	317,796	12,760
*	Sun Microsystems, Inc.	1,946,570	10,239
*	Symantec Corp.	499,831	10,097
*	Xerox Corp.	512,889	9,478
	Western Union Co.	417,570	8,698
*	Agilent Technologies, Inc.	219,830	8,450
*	Electronic Arts Inc.	167,832	7,942
	Electronic Data
	Systems Corp.	279,749	7,757
*	NVIDIA Corp.	182,908	7,556
*	Broadcom Corp.	256,231	7,495
*	Juniper Networks, Inc.	290,943	7,323
	Paychex, Inc.	185,490	7,256
	Analog Devices, Inc.	180,686	6,801
	Seagate Technology	296,610	6,457
	MasterCard, Inc. Class A	36,563	6,065
*	SanDisk Corp.	121,978	5,970
	KLA-Tencor Corp.	108,154	5,943
*	Network Appliance, Inc.	202,290	5,907
	CA, Inc.	228,306	5,897
*	MEMC Electronic
	Materials, Inc.	96,410	5,893
*	Autodesk, Inc.	124,698	5,871
	Linear Technology Corp.	162,083	5,864
*	Cognizant Technology
	Solutions Corp.	77,414	5,813
	Maxim Integrated
	Products, Inc.	173,749	5,805
	Fidelity National Information
	Services, Inc.	102,849	5,583
*	Computer Sciences Corp.	93,154	5,510
*	Intuit, Inc.	178,047	5,356
*	Micron Technology, Inc.	409,111	5,126
*	NCR Corp.	96,680	5,080
*	Fiserv, Inc.	89,242	5,069
*	Marvell Technology
	Group Ltd.	269,397	4,906
	National Semiconductor Corp.	172,750	4,884
	Xilinx, Inc.	180,010	4,819
	Microchip Technology, Inc.	117,275	4,344
	Altera Corp.	193,473	4,282
*	Advanced Micro Devices, Inc.	297,639	4,256
*	VeriSign, Inc.	131,760	4,181
*	Avaya Inc.	246,018	4,143
*	Akamai Technologies, Inc.	82,628	4,019
	Harris Corp.	72,818	3,972
*	LAM Research Corp.	76,535	3,934
*	Flextronics International Ltd.	329,761	3,561
	Amphenol Corp.	96,092	3,426
*	BMC Software, Inc.	110,884	3,360

			Market
			Value•
		Shares	($000)
*	Cadence Design
	Systems, Inc.	152,133	3,341
*	Citrix Systems, Inc.	98,189	3,306
*	Avnet, Inc.	79,734	3,161
*	LSI Corp.	419,529	3,151
*	McAfee Inc.	86,076	3,030
*	Affiliated Computer Services, Inc. Class A	51,784	2,937
*	BEA Systems, Inc.	211,444	2,895
*	CDW Corp.	33,881	2,879
*	Alliance Data Systems Corp.	36,877	2,850
*	Activision, Inc.	151,247	2,824
*	Iron Mountain, Inc.	102,731	2,684
*	Ceridian Corp.	75,828	2,654
*	Lexmark International, Inc.	52,903	2,609
*	Arrow Electronics, Inc.	66,900	2,571
*	aQuantive, Inc.	39,783	2,538
*	Tellabs, Inc.	224,096	2,411
	Intersil Corp.	74,483	2,343
*	Western Digital Corp.	119,767	2,317
	Jabil Circuit, Inc.	103,052	2,274
*	DST Systems, Inc.	28,562	2,262
*	NAVTEQ Corp.	52,825	2,237
*	Red Hat, Inc.	98,457	2,194
*	salesforce.com, Inc.	49,031	2,101
*	Compuware Corp.	175,144	2,077
*	Synopsys, Inc.	77,852	2,058
*	Mettler-Toledo International Inc.	21,340	2,038
*	Trimble Navigation Ltd.	63,250	2,037
*	Novellus Systems, Inc.	66,859	1,897
*	CommScope, Inc.	32,313	1,885
	Diebold, Inc.	35,455	1,851
*	Hewitt Associates, Inc.	57,014	1,824
*	Cypress Semiconductor Corp.	77,919	1,815
*	Convergys Corp.	74,579	1,808
*	Teradyne, Inc.	102,742	1,806
*	Solectron Corp.	488,829	1,799
*	Ingram Micro, Inc. Class A	82,686	1,795
*	Varian Semiconductor
	Equipment Associates, Inc.	44,796	1,795
*	F5 Networks, Inc.	22,098	1,781
	Global Payments Inc.	43,479	1,724
*	Unisys Corp.	187,045	1,710
*	ON Semiconductor Corp.	157,814	1,692
*	Brocade Communications
	Systems, Inc.	213,299	1,668
*	Ciena Corp.	45,887	1,658
*	Integrated Device
	Technology Inc.	107,643	1,644
	FactSet Research
	Systems Inc.	24,023	1,642
*	CheckFree Corp.	40,405	1,624
*	Polycom, Inc.	48,164	1,618
*	FLIR Systems, Inc.	33,893	1,568
*	ValueClick, Inc.	52,994	1,561

33

			Market
			Value•
		Shares	($000)
	Molex, Inc. Class A	58,236	1,546
	Tektronix, Inc.	44,855	1,513
*^	JDS Uniphase Corp.	111,831	1,502
*	Zebra Technologies Corp.
	Class A	38,396	1,487
*	International Rectifier Corp.	39,381	1,467
*	Vishay Intertechnology, Inc.	92,382	1,461
*	Anixter International Inc.	19,317	1,453
*	QLogic Corp.	86,524	1,441
*	Novell, Inc.	184,215	1,435
	Broadridge Financial
	Solutions LLC	74,761	1,429
	Fair Isaac, Inc.	34,259	1,374
*	Atmel Corp.	238,705	1,327
*	Parametric Technology Corp.	61,006	1,318
*	Fairchild Semiconductor International, Inc.	66,940	1,293
	MoneyGram International, Inc.	45,810	1,280
*	Andrew Corp.	87,237	1,260
*	Foundry Networks, Inc.	75,403	1,256
*	Equinix, Inc.	13,412	1,227
*	Sybase, Inc.	49,863	1,191
*	SINA.com	28,365	1,187
*	Nuance Communications, Inc.	70,664	1,182
*	ADC Telecommunications, Inc.	64,183	1,176
*	MICROS Systems, Inc.	21,619	1,176
*	Sonus Networks, Inc.	137,675	1,173
*	Tech Data Corp.	30,283	1,165
	Jack Henry & Associates Inc.	44,548	1,147
*	ANSYS, Inc.	42,181	1,118
*^	Cree, Inc.	42,403	1,096
*	Itron, Inc.	14,048	1,095
	National Instruments Corp.	33,096	1,078
*	THQ Inc.	35,231	1,075
	Acxiom Corp.	40,560	1,073
*	TIBCO Software Inc.	115,673	1,047
*	Tessera Technologies, Inc.	25,763	1,045
*	Arris Group Inc.	59,009	1,038
*	Emulex Corp.	47,438	1,036
*	Amkor Technology, Inc.	63,635	1,002
*	Digital River, Inc.	22,116	1,001
*	Harris Stratex Networks, Inc.
	Class A	54,176	974
*	j2 Global Communications, Inc.	27,488	959
*	VeriFone Holdings, Inc.	26,828	946
*	Silicon Laboratories Inc.	27,209	942
*	Microsemi Corp.	39,183	938
*	Gartner, Inc. Class A	37,944	933
*	Dolby Laboratories Inc.	25,986	920
*	FormFactor Inc.	23,955	917
	ADTRAN Inc.	35,298	917
*	Interdigital
	Communications Corp.	28,434	915
*	eFunds Corp.	25,789	910
*	Sanmina-SCI Corp.	290,342	909
*	3Com Corp.	218,152	901

			Market
			Value•
		Shares	($000)
*	Atheros Communications, Inc.	29,071	897
*	Electronics for Imaging, Inc.	31,299	883
*	Benchmark Electronics, Inc.	38,740	876
*	PMC Sierra Inc.	113,069	874
*	Macrovision Corp.	29,041	873
*	VistaPrint Ltd.	22,110	846
*	Perot Systems Corp.	49,595	845
*	Palm, Inc.	51,795	829
*	Rambus Inc.	45,761	823
*	Dycom Industries, Inc.	27,439	823
*	Avid Technology, Inc.	22,837	807
*	Cymer, Inc.	20,068	807
*	CACI International, Inc.	16,510	807
*	BISYS Group, Inc.	66,979	792
*	Take-Two Interactive Software, Inc.	39,175	782
*	BearingPoint, Inc.	106,359	777
*	CSG Systems International, Inc.	29,229	775
*	Wright Express Corp.	22,488	771
*	Comtech
	Telecommunications Corp.	16,453	764
*	MPS Group, Inc.	57,100	763
*	Lawson Software, Inc.	76,005	752
*	Brooks Automation, Inc.	40,610	737
*	Entegris Inc.	61,755	734
*	Avocent Corp.	24,739	718
*	SAIC, Inc.	39,541	715
*	Progress Software Corp.	22,293	709
*	ATMI, Inc.	23,494	705
*	Aeroflex, Inc.	49,595	703
*^	Intermec, Inc.	27,664	700
	Imation Corp.	18,766	692
*	RF Micro Devices, Inc.	110,672	691
*	Finisar Corp.	182,406	689
*	CMGI Inc.	343,451	670
*	EarthLink, Inc.	89,299	667
*	Informatica Corp.	44,162	652
*	Mentor Graphics Corp.	48,328	636
*	CNET Networks, Inc.	76,647	628
*	Semtech Corp.	35,677	618
*	Transaction Systems
	Architects, Inc.	18,285	615
*	ANADIGICS, Inc.	44,404	612
	Molex, Inc.	20,154	605
	Total System Services, Inc.	20,466	604
*	OmniVision Technologies, Inc.	33,159	601
	MTS Systems Corp.	13,433	600
*	Opsware, Inc.	62,045	590
*	Cabot Microelectronics Corp.	16,606	589
*	Euronet Worldwide, Inc.	20,192	589
*	Blackboard Inc.	13,978	589
*	Ariba, Inc.	59,137	586
*	Skyworks Solutions, Inc.	79,623	585
*	FEI Co.	17,812	578
*	Color Kinetics Inc.	17,215	575

34

			Market
			Value•
		Shares	($000)
*	Advanced Energy
	Industries, Inc.	24,877	564
*	MKS Instruments, Inc.	20,308	563
*	Covansys Corp.	16,451	558
*	Blue Coat Systems, Inc.	11,255	557
*	Checkpoint Systems, Inc.	21,913	553
*	DealerTrack Holdings Inc.	14,835	547
*	Concur Technologies, Inc.	23,845	545
*	Coherent, Inc.	17,620	538
*	Brightpoint, Inc.	38,952	537
*	Advent Software, Inc.	16,499	537
*	AMIS Holdings Inc.	42,879	537
*	Axcelis Technologies, Inc.	82,342	534
*	Conexant Systems, Inc.	386,789	534
*	Aspen Technologies, Inc.	37,961	531
	Agilysys, Inc.	23,600	531
*	SiRF Technology Holdings, Inc.	25,584	531
	Cognex Corp.	23,297	524
*	Littelfuse, Inc.	15,469	522
*	C-COR Inc.	37,092	522
*	Harmonic, Inc.	58,779	521
*	NETGEAR, Inc.	14,364	521
	MAXIMUS, Inc.	11,797	512
*	Interwoven Inc.	36,426	511
*	L-1 Identity Solutions Inc.	24,826	508
*	Internap Network
	Services Corp.	35,069	506
*	Komag, Inc.	15,733	502
*	Chordiant Software, Inc.	31,910	500
*	Wind River Systems Inc.	45,397	499
*	RealNetworks, Inc.	61,051	499
*	Insight Enterprises, Inc.	22,082	498
	Plantronics, Inc.	18,974	497
*	Cogent Inc.	33,724	495
*	DSP Group Inc.	24,192	495
*	Rogers Corp.	13,384	495
*	Cirrus Logic, Inc.	59,544	494
	Black Box Corp.	11,608	480
*	Sycamore Networks, Inc.	119,217	479
	Technitrol, Inc.	16,704	479
*	JDA Software Group, Inc.	24,318	477
*	Diodes Inc.	11,261	470
*	Spansion Inc. Class A	42,138	468
*	Applied Micro Circuits Corp.	187,078	468
*	Quest Software, Inc.	28,691	465
	United Online, Inc.	27,994	462
*	SPSS, Inc.	10,231	452
*	MicroStrategy Inc.	4,767	450
*	Extreme Networks, Inc.	110,458	447
*	Websense, Inc.	21,050	447
*	Electro Scientific
	Industries, Inc.	21,454	446
*	Lattice Semiconductor Corp.	77,088	441
	Cohu, Inc.	19,580	436
*	Acacia Research -
	Acacia Technologies	26,940	435

			Market
			Value•
		Shares	($000)
*	ScanSource, Inc.	13,569	434
*	Agile Software Corp.	53,658	433
*	Mastec Inc.	27,135	429
*	SRA International, Inc.	16,985	429
	AVX Corp.	24,994	418
*	SunPower Corp. Class A	6,540	412
*	Ansoft Corp.	13,935	411
	CTS Corp.	32,302	409
*	Plexus Corp.	17,765	408
*	eCollege.com Inc.	18,353	408
*	Actuate Software Corp.	59,390	403
*	Borland Software Corp.	67,437	401
*	Advanced Analogic Technologies, Inc.	41,200	400
*^	Echelon Corp.	25,298	395
	Park Electrochemical Corp.	13,991	394
*	Trident Microsystems, Inc.	21,461	394
*	Adaptec, Inc.	101,981	389
*	Net 1 UEPS Technologies, Inc.	15,837	382
*	Riverbed Technology, Inc.	8,677	380
*	Rofin-Sinar Technologies Inc.	5,481	378
*	Perficient, Inc.	18,148	376
	infoUSA Inc.	36,494	373
*	EPIQ Systems, Inc.	23,019	372
	Openwave Systems Inc.	58,783	368
*	Actel Corp.	26,403	367
*	CyberSource Corp.	30,309	366
	Blackbaud, Inc.	16,118	356
*	Forrester Research, Inc.	12,616	355
*	Anaren, Inc.	20,050	353
*	Digi International, Inc.	23,932	353
*	Synaptics Inc.	9,794	351
*^	Avanex Corp.	194,144	349
*	Art Technology Group, Inc.	130,997	348
	Daktronics, Inc.	15,880	341
*	Bottomline Technologies, Inc.	27,589	341
*	Manhattan Associates, Inc.	12,185	340
	NIC Inc.	49,661	340
*	Zoran Corp.	16,599	333
*	KEMET Corp.	47,169	333
*	Omniture, Inc.	14,503	332
*	SAVVIS, Inc.	6,691	331
*	Secure Computing Corp.	43,502	330
*	Tekelec	22,732	328
*	Sigma Designs, Inc.	12,559	328
*	Gerber Scientific, Inc.	28,016	326
*	Epicor Software Corp.	21,758	324
*	Novatel Wireless, Inc.	12,398	323
*^	EMCORE Corp.	58,535	319
^	Heartland Payment
	Systems, Inc.	10,843	318
	Micrel, Inc.	24,924	317
*	Asyst Technologies, Inc.	43,120	312
*	Autobytel Inc.	73,121	311
*	ManTech International Corp.	9,945	307
*^	Infocrossing, Inc.	16,200	299

35

			Market
			Value•
		Shares	($000)
*	Entrust, Inc.	73,624	299
*	FARO Technologies, Inc.	9,333	297
*	Internet Capital Group Inc.	23,779	295
*	Integrated Silicon Solution, Inc.	46,648	294
*	Ciber, Inc.	35,832	293
*	eSPEED, Inc. Class A	33,743	292
*	Powerwave Technologies, Inc.	43,343	290
*	DTS Inc.	13,319	290
	Quality Systems, Inc.	7,604	289
*	Bell Microproducts Inc.	44,230	288
*	Loral Space and Communications Ltd.	5,800	286
*	ActivIdentity Corp.	61,680	284
*	Immersion Corp.	18,406	276
*	Quantum Corp.	86,887	275
*^	Sohu.com Inc.	8,601	275
*^	Bankrate, Inc.	5,740	275
*	Kopin Corp.	70,063	273
*	Kulicke & Soffa Industries, Inc.	25,920	271
*	Bookham, Inc.	120,480	271
*	The Knot, Inc.	13,400	271
	Syntel, Inc.	8,867	269
*	SonicWALL, Inc.	31,318	269
	Gevity HR, Inc.	13,830	267
*	Vignette Corp.	13,645	261
*	Captaris Inc.	50,635	259
	InfoSpace, Inc.	11,088	257
*	Answerthink Consulting
	Group, Inc.	70,845	256
*	Ditech Networks Inc.	31,168	255
*	Callidus Software Inc.	31,501	255
*	Interactive Intelligence Inc.	12,382	255
*	FalconStor Software, Inc.	23,918	252
*	Airspan Networks Inc.	69,500	252
*	Sirenza Microdevices, Inc.	20,975	249
*	Digimarc Corp.	25,285	248
*	ViaSat, Inc.	7,691	247
*	Dot Hill Systems Corp.	68,546	247
*	Hypercom Corp.	40,306	238
*	Gateway, Inc.	149,577	238
*	Stratasys, Inc.	5,017	236
*	Credence Systems Corp.	64,835	233
	Methode Electronics, Inc.
	Class A	14,894	233
*	Genesis Microchip Inc.	24,760	232
	Inter-Tel, Inc.	9,656	231
*	Global Cash Access, Inc.	14,061	225
*	Safeguard Scientifics, Inc.	80,067	225
*	ESS Technology, Inc.	130,486	217
*	Ceva, Inc.	25,376	216
*	Catapult
	Communications Corp.	21,477	213
*	Silicon Image, Inc.	24,731	212
*	American Technology Corp.	56,282	212
*	UTStarcom, Inc.	37,662	211

			Market
			Value•
		Shares	($000)
*	Sapient Corp.	27,213	210
	Bel Fuse, Inc. Class B	6,154	209
*	Exar Corp.	15,615	209
*	Standard Microsystem Corp.	6,064	208
*	Centillium Communications, Inc.	99,149	207
*^	Access Intergrated
	Technologies Inc.	25,482	206
*	Mercury Computer Systems, Inc.	16,853	206
*	Nu Horizons Electronics Corp.	15,356	204
	Integral Systems, Inc.	8,357	203
*	Sykes Enterprises, Inc.	10,647	202
*	Jupitermedia Corp.	27,602	201
*	Applied Digital Solutions, Inc.	145,841	200
*	Virage Logic Corp.	26,890	197
*	California Micro Devices Corp.	48,597	197
*	Concurrent Computer Corp.	107,460	192
*	TriQuint Semiconductor, Inc.	37,777	191
*	The Ultimate Software Group, Inc.	6,596	191
*	Photronics, Inc.	12,399	184
*	Rackable Systems Inc.	14,915	184
*	Keynote Systems Inc.	11,108	182
*	Newport Corp.	11,757	182
*	SI International Inc.	5,420	179
*	Measurement Specialties, Inc.	7,499	178
*	LTX Corp.	31,930	178
*	Cray, Inc.	22,674	173
*	OSI Systems Inc.	6,300	172
*	EMS Technologies, Inc.	7,781	172
*	MRV Communications Inc.	52,172	170
*^	Presstek, Inc.	20,895	167
*	Veeco Instruments, Inc.	7,829	162
*	Tyler Technologies, Inc.	12,984	161
*	MIPS Technologies, Inc.	18,092	159
*	iGATE Corp.	19,686	158
*	Miva Inc.	24,139	157
*	Hutchinson Technology, Inc.	8,211	154
*	LoJack Corp.	6,892	154
	TheStreet.com, Inc.	13,902	151
	Avici Systems Inc.	20,091	151
*	Synchronoss Technologies, Inc.	5,100	150
*	Radiant Systems, Inc.	11,203	148
*	VASCO Data Security
	International, Inc.	6,427	146
*	Rudolph Technologies, Inc.	8,740	145
*	Carrier Access Corp.	30,354	142
*	Silicon Storage
	Technology, Inc.	38,096	142
*	Multi-Fineline Electronix, Inc.	8,280	142
*	Neoware Systems, Inc.	10,380	141
*	Computer Task Group, Inc.	31,111	139
*	Oplink Communications, Inc.	9,258	139
*	FSI International, Inc.	43,508	139
	Startek, Inc.	12,679	137

36

			Market
			Value•
		Shares	($000)
*	Iomega Corp.	29,208	136
*	TTM Technologies, Inc.	10,359	135
*^	On2 Technologies, Inc.	44,565	134
*	Hifn, Inc.	22,630	134
*	CyberOptics Corp.	9,900	133
*	Aware, Inc.	24,278	131
	Marchex, Inc.	7,960	130
^	Imergent, Inc.	5,267	129
*	Magma Design Automation, Inc.	9,132	128
*	Liquidity Services, Inc.	6,772	127
*	DDi Corp.	15,796	126
*	Intevac, Inc.	5,873	125
*	Mindspeed Technologies, Inc.	56,269	124
*	Web.com, Inc.	19,553	123
*	MSC Software Corp.	9,100	123
*	S1 Corp.	15,148	121
*	Hittite Microwave Corp.	2,782	119
*	Lionbridge Technologies, Inc.	19,947	117
*	Online Resources Corp.	10,489	115
*	AuthentiDate Holding Corp.	75,076	115
*	SYNNEX Corp.	5,567	115
*	PLX Technology, Inc.	10,154	113
*	Universal Display Corp.	7,162	113
*	Comtech Group Inc.	6,800	112
*	Leadis Technology Inc.	31,952	112
*	Zygo Corp.	7,741	111
*	Packeteer, Inc.	14,042	110
*	TranSwitch Corp.	59,077	108
*	Smart Modular
	Technologies Inc.	7,639	105
*	Globecomm Systems, Inc.	7,184	105
*	Mattson Technology, Inc.	10,805	105
*	RadiSys Corp.	8,349	104
*	IXYS Corp.	12,368	103
*	PC-Tel, Inc.	11,796	103
*	Nextwave Wireless Inc.	12,200	102
*	Planar Systems, Inc.	13,595	102
*	Terremark Worldwide, Inc.	15,666	101
*	Cherokee International Corp.	20,102	99
*	LookSmart, Ltd.	24,938	97
*	Endwave Corp.	8,501	97
*	Saba Software, Inc.	18,394	94
*	InterVoice, Inc.	11,198	93
*	Supertex, Inc.	2,969	93
*	KVH Industries, Inc.	10,605	93
*	Authorize.Net Holdings Inc.	5,194	93
*	Symmetricom Inc.	11,037	93
*	Rainmaker Systems, Inc.	12,990	92
*	Excel Technology, Inc.	3,300	92
*	Netlogic Microsystems Inc.	2,877	92
*	SupportSoft, Inc.	16,556	90
	X-Rite Inc.	5,944	88
*^	iPass Inc.	16,000	87
*^	Lasercard Corp.	7,924	87
*	Ixia	9,292	86

			Market
			Value•
		Shares	($000)
*	Network Equipment Technologies, Inc.	8,685	83
*	Pericom Semiconductor Corp.	7,354	82
*	LoopNet, Inc.	3,500	82
*	Merix Corp.	10,154	80
*	Napster, Inc.	23,310	79
*	MoSys, Inc.	9,009	79
*^	Convera Corp.	18,069	79
*	Photon Dynamics, Inc.	7,154	78
	TNS Inc.	5,391	78
*	PC Connection, Inc.	5,835	77
*	Sonic Solutions, Inc.	6,082	77
*	Phoenix Technologies Ltd.	8,907	75
*	Smith Micro Software, Inc.	4,957	75
*	Tumbleweed Communications Corp.	29,160	74
*	Commvault Systems, Inc.	4,300	74
*	Calamp Corp.	17,880	74
*	SourceForge Inc.	17,362	73
*	Monolithic Power Systems	4,100	72
*	SeaChange International, Inc.	9,174	71
*	Analysts International Corp.	40,221	70
*	Ultratech, Inc.	5,205	69
	Pegasystems Inc.	6,321	69
*	PDF Solutions, Inc.	5,752	68
*	Dynamics Research Corp.	5,152	67
*	iBasis, Inc.	6,495	65
*	Entertainment Distribution Company Inc.	31,342	62
*	Atari, Inc.	21,698	61
*	GSI Group, Inc.	6,100	60
*^	ParkerVision, Inc.	4,988	60
*	Lantronix, Inc.	41,675	58
	Keithley Instruments Inc.	4,560	57
	Bel Fuse, Inc. Class A	1,477	55
*	SRS Labs, Inc.	5,440	53
*	Sumtotal Systems Inc.	6,084	48
*	OPNET Technologies, Inc.	3,982	46
*	SigmaTel Inc.	14,412	42
*	Edgewater Technology, Inc.	5,130	40
*^	Maxwell Technologies, Inc.	2,840	40
*	Zhone Technologies	27,876	40
*	TechTeam Global, Inc.	3,342	40
*	InFocus Corp.	17,912	40
*	BSQUARE Corp.	6,649	40
	COMARCO, Inc.	6,117	39
*	Tollgrade Communications, Inc.	3,588	38
*	EFJ, Inc.	7,007	38
*	PLATO Learning, Inc.	8,094	37
	QAD Inc.	4,461	37
	Renaissance Learning, Inc.	2,613	34
*^	Research Frontiers, Inc.	2,434	34
*	NMS Communications Corp.	19,521	34
*	White Electronic Designs Corp.	5,637	33
*	Transmeta Corp.	42,916	32
*	Westell Technologies, Inc.	12,309	32

37

			Market
			Value•
		Shares	($000)
*	QuickLogic Corp.	11,838	32
*	Ness Technologies Inc.	2,400	31
*	Pixelworks, Inc.	20,582	30
*	OpenTV Corp.	14,100	30
*	i2 Technologies, Inc.	1,600	30
*	Optical Communication Products, Inc.	18,229	30
*	Digital Angel Corp.	17,400	28
*	The SCO Group, Inc.	20,525	27
*	Kintera Inc.	11,549	26
*	PAR Technology Corp.	2,900	25
*	OYO Geospace Corp.	329	24
*	Mechanical Technology Inc.	19,106	24
*	WebMD Health Corp. Class A	500	24
*	Eagle Test Systems, Inc.	1,400	22
*	Nanometrics Inc.	3,200	22
*	Orbcomm, Inc	1,300	21
*	RAE Systems, Inc.	8,627	20
*	Channell Commercial Corp.	4,460	19
*	ePlus Inc.	1,996	19
*	eLoyalty Corp.	859	19
*	Intraware, Inc.	3,975	19
*	SM&A Corp.	2,694	19
*	Network Engines, Inc.	10,019	18
*	Interlink Electronics Inc.	11,331	17
*	Applix, Inc.	956	16
*	Volterra Semiconductor Corp.	1,100	16
*	Selectica, Inc.	8,094	16
*	SCM Microsystems, Inc.	5,161	15
*	Rimage Corp.	483	15
*	GSE Systems, Inc.	2,184	14
*	NetScout Systems, Inc.	1,596	14
*	WJ Communications, Inc.	7,446	13
*	NVE Corp.	369	13
*	Moldflow Corp.	562	12
*	Superconductor
	Technologies Inc.	7,694	11
*	LivePerson, Inc.	2,095	11
*	Telular Corp.	2,339	11
*	Techwell, Inc.	800	10
*	Hughes Communications Inc.	200	10
*	Quovadx, Inc.	3,315	10
*	Spectrum Control, Inc.	610	10
*	Ramtron International Corp.	3,117	10
*	8X8 Inc.	6,743	9
*	Zix Corp.	4,904	9
*	Verso Technologies, Inc.	9,618	8
*	Synplicity, Inc.	1,118	8
*	Sunrise Telecom Inc.	2,405	8
	Richardson Electronics, Ltd.	816	8
*	MTI Technology Corp.	22,722	7
*	Telecommunication
	Systems, Inc.	1,433	7
*	Viewpoint Corp.	6,086	7
*	Management Network
	Group Inc.	2,896	7

			Market
			Value•
		Shares	($000)
*	I.D. Systems, Inc.	474	6
*	Semitool, Inc.	621	6
*	Evolving Systems, Inc.	2,413	5
*	TransAct Technologies Inc.	834	5
*	Mobility Electronics, Inc.	1,228	5
*	Allen Organ Co. escrow shares	283	5
*	Wave Systems Corp. Class A	2,169	5
*	Wireless Telecom Group, Inc.	1,279	4
*	STEC Inc.	607	4
*	Inforte Corp.	907	4
*	LeCroy Corp.	387	4
	Frequency Electronics, Inc.	283	3
*	Datalink Corp.	429	3
*	Technology Solutions Co.	391	3
*	FOCUS Enhancements, Inc.	2,504	3
*	Cosine Communications, Inc.	623	2
*	Optical Cable Corp.
	Warrants Exp. 10/24/07	959	—
*	Media 100 Inc.	1,614	—
			1,429,577
Materials (3.6%)
	E.I. du Pont de Nemours
	& Co.	499,281	25,383
	Dow Chemical Co.	518,389	22,923
	Monsanto Co.	293,892	19,849
	Alcoa Inc.	469,955	19,047
	Freeport-McMoRan Copper & Gold, Inc. Class B	202,806	16,796
	Praxair, Inc.	174,530	12,564
	Nucor Corp.	163,419	9,585
	Newmont Mining Corp. (Holding Co.)	243,637	9,516
	Air Products & Chemicals, Inc.	117,009	9,404
	International Paper Co.	233,783	9,129
	Weyerhaeuser Co.	114,262	9,019
	United States Steel Corp.	64,229	6,985
	PPG Industries, Inc.	88,857	6,763
	Vulcan Materials Co.	51,543	5,904
	Allegheny Technologies Inc.	48,946	5,134
	Lyondell Chemical Co.	121,579	4,513
	Ecolab, Inc.	102,185	4,363
	Rohm & Haas Co.	76,634	4,190
	Martin Marietta Materials, Inc.	24,550	3,978
	Temple-Inland Inc.	57,198	3,519
	MeadWestvaco Corp.	97,765	3,453
*	The Mosaic Co.	83,046	3,240
*	Domtar Corp.	282,357	3,151
	Sigma-Aldrich Corp.	71,828	3,065
	Celanese Corp. Series A	76,388	2,962
*	Owens-Illinois, Inc.	83,668	2,928
	Eastman Chemical Co.	45,140	2,904
	Sealed Air Corp.	86,985	2,698
	Ball Corp.	50,053	2,661
	Lubrizol Corp.	37,122	2,396
*	Pactiv Corp.	71,856	2,291

38

			Market
			Value•
		Shares	($000)
	International Flavors &
	Fragrances, Inc.	43,598	2,273
*	AK Steel Holding Corp.	59,579	2,226
*	Crown Holdings, Inc.	88,065	2,199
	Sonoco Products Co.	51,187	2,191
	Nalco Holding Co.	77,192	2,119
	Reliance Steel &
	Aluminum Co.	36,816	2,071
	Steel Dynamics, Inc.	49,313	2,067
	Commercial Metals Co.	60,796	2,053
	Ashland, Inc.	30,729	1,965
	Bemis Co., Inc.	56,723	1,882
*	Smurfit-Stone Container Corp.	137,734	1,833
	Airgas, Inc.	38,162	1,828
	Chaparral Steel Co.	25,211	1,812
	Florida Rock Industries, Inc.	26,818	1,810
	FMC Corp.	19,820	1,772
	Cleveland-Cliffs Inc.	22,400	1,740
	Carpenter Technology Corp.	13,165	1,716
	Albemarle Corp.	43,842	1,689
	Cabot Corp.	34,598	1,650
	CF Industries Holdings, Inc.	26,975	1,616
	Cytec Industries, Inc.	24,824	1,583
	RPM International, Inc.	64,876	1,499
	Valspar Corp.	52,586	1,494
	Chemtura Corp.	130,845	1,454
*	Titanium Metals Corp.	43,926	1,401
	Huntsman Corp.	54,761	1,331
	Eagle Materials, Inc.	26,526	1,301
*	Terra Industries, Inc.	50,633	1,287
	AptarGroup Inc.	36,183	1,287
*	Hercules, Inc.	59,277	1,165
	Packaging Corp. of America	45,679	1,156
	Scotts Miracle-Gro Co.	25,242	1,084
	Louisiana-Pacific Corp.	56,887	1,076
	Texas Industries, Inc.	13,253	1,039
	Quanex Corp.	20,348	991
	H.B. Fuller Co.	32,912	984
*	Century Aluminum Co.	17,655	964
*	RTI International Metals, Inc.	12,649	953
*	W.R. Grace & Co.	37,532	919
	Olin Corp.	40,477	850
	Worthington Industries, Inc.	39,200	849
*	OM Group, Inc.	15,846	839
	Bowater Inc.	31,040	774
	Greif Inc. Class A	12,548	748
	Silgan Holdings, Inc.	13,128	726
	Minerals Technologies, Inc.	10,067	674
	Compass Minerals
	International, Inc.	19,249	667
*	Hecla Mining Co.	76,227	651
*^	Coeur d’Alene Mines Corp.	168,693	606
	Spartech Corp.	22,795	605
	Arch Chemicals, Inc.	16,790	590
	Rock-Tenn Co.	17,794	564
	Ferro Corp.	22,161	552

			Market
			Value•
		Shares	($000)
*	Brush Engineered
	Materials Inc.	12,743	535
	AMCOL International Corp.	19,031	520
	Innospec, Inc.	8,344	494
	A.M. Castle & Co.	13,566	487
*	Buckeye Technology, Inc.	30,580	473
	Metal Management, Inc.	10,408	459
*	Apex Silver Mines Ltd.	22,017	444
	Sensient Technologies Corp.	17,276	439
	Schnitzer Steel Industries, Inc. Class A	8,979	430
*^	Calgon Carbon Corp.	36,675	425
	Ryerson Tull, Inc.	10,979	413
*	Kaiser Aluminum Corp.	5,447	397
	American Vanguard Corp.	24,735	354
	Schweitzer-Mauduit International, Inc.	11,406	354
*	Northwest Pipe Co.	9,868	351
*	Graphic Packaging Corp.	71,363	345
	Neenah Paper Inc.	8,001	330
	Royal Gold, Inc.	13,873	330
	Balchem Corp.	18,089	329
*	Rockwood Holdings, Inc.	8,979	328
*	Zoltek Cos., Inc.	7,886	328
*	Pioneer Cos., Inc.	9,343	321
	NewMarket Corp.	6,505	315
*^	Altair Nanotechnology	88,825	314
*	Headwaters Inc.	18,141	313
	Glatfelter	22,663	308
*	Wheeling-Pittsburgh Corp.	15,168	289
	NN, Inc.	23,555	278
	^Georgia Gulf Corp.	14,629	265
	Myers Industries, Inc.	11,682	258
	A. Schulman Inc.	10,564	257
*	U.S. Concrete, Inc.	27,823	242
	Gibraltar Industries Inc.	10,900	241
	Deltic Timber Corp.	4,300	236
*^	U.S. Energy Corp.	43,751	235
*^	Nonophase Technologies Corp.	37,776	230
	Wausau Paper Corp.	16,202	217
	Westlake Chemical Corp.	7,619	214
	Chesapeake Corp. of Virginia	16,746	210
	Quaker Chemical Corp.	7,958	188
	NL Industries, Inc.	18,666	187
*	PolyOne Corp.	25,633	184
*	Stillwater Mining Co.	15,005	165
*	Omnova Solutions Inc.	23,876	144
	Koppers Holdings, Inc.	3,800	128
	Stepan Co.	4,120	125
*	Material Sciences Corp.	10,312	122
	Olympic Steel, Inc.	4,200	120
*	Symyx Technologies, Inc.	10,375	119
*	Landec Corp.	8,318	111
	Tronox Inc. Class B	6,975	98
*	Caraustar Industries, Inc.	18,281	96
	Hawkins, Inc.	5,949	92

39

			Market
			Value•
		Shares	($000)
	Penford Corp.	3,312	90
	Wellman, Inc.	29,542	90
*	Mercer International Inc.	7,040	72
*	ADA-ES Inc	3,100	65
*	Maxxam Inc.	1,178	33
*	Flotek Industries, Inc.	500	30
*	Constar International Inc.	3,890	24
*	AEP Industries, Inc.	273	12
*	Webco Industries, Inc.	40	4
			327,095
Telecommunication Services (3.5%)
	AT&T Inc.	3,373,056	139,982
	Verizon Communications Inc.	1,573,130	64,766
	Sprint Nextel Corp.	1,500,414	31,074
	Alltel Corp.	194,730	13,154
*	American Tower Corp.
	Class A	230,158	9,667
*	Qwest Communications
	International Inc.	858,507	8,328
*	NII Holdings Inc.	79,063	6,384
	Embarq Corp.	81,065	5,137
*	Crown Castle
	International Corp.	141,306	5,125
	Windstream Corp.	258,838	3,820
*	Level 3
	Communications, Inc.	601,018	3,516
	Telephone & Data
	Systems, Inc.	48,607	3,041
	CenturyTel, Inc.	59,401	2,914
	Citizens Communications Co.	182,721	2,790
*	Leap Wireless
	International, Inc.	29,362	2,481
*	SBA Communications Corp.	51,226	1,721
*	Time Warner Telecom Inc.	65,683	1,320
*	NeuStar, Inc. Class A	36,462	1,056
*	Dobson
	Communications Corp.	83,511	928
*	U.S. Cellular Corp.	8,767	794
*	Cincinnati Bell Inc.	136,552	789
*	Cogent Communications
	Group, Inc.	25,141	751
*	Cbeyond Inc.	13,300	512
	Alaska Communications
	Systems Holdings, Inc.	32,157	509
	Telephone & Data
	Systems, Inc. - Special
	Common Shares	7,633	439
*	Centennial
	Communications Corp.
	Class A	38,625	367
	Consolidated Communications Holdings, Inc.	15,871	359
	Atlantic Tele-Network, Inc.	11,400	326
	CT Communications, Inc.	10,591	323
	D&E Communications, Inc.	17,041	313

			Market
			Value•
		Shares	($000)
*	Premiere Global Services, Inc.	23,970	312
	FairPoint Communications, Inc.	17,120	304
	IDT Corp. Class B	28,658	296
*	Global Crossing Ltd.	14,876	281
	USA Mobility, Inc.	10,400	278
	NTELOS Holdings Corp.	9,400	260
	North Pittsburgh Systems, Inc.	12,014	255
*	General Communication, Inc.	19,083	244
	Iowa Telecommunications Services Inc.	10,736	244
	Surewest Communications	7,622	208
*^	Vonage Holdings Corp.	65,200	203
*	Arbinet Holdings, Inc.	33,074	199
*^	Covad Communications Group, Inc.	217,273	196
*	LCC International, Inc.
	Class A	40,669	180
	Hickory Tech Corp.	16,733	152
	iPCS, Inc.	4,108	139
	Shenandoah
	Telecommunications Co.	2,610	133
*	Fibertower Corp.	28,055	121
*^	InPhonic, Inc.	25,200	117
*	Wireless Facilities, Inc.	65,740	110
*	Rural Cellular Corp. Class A	1,818	80
*	Syniverse Holdings Inc.	5,581	72
	Golden Telecom, Inc.	1,300	72
*	PAETEC Holding Corp	3,417	39
	IDT Corp.	1,658	17
*	Covista Communications, Inc.	3,805	3
*	Metro One
	Telecommunications, Inc.	975	2
*	Pac-West Telecom, Inc.	47,084	1
*	Trinsic Inc.	39	—
			317,204
Utilities (3.7%)
	Exelon Corp. 362,197		26,296
	Dominion Resources, Inc.	191,138	16,497
	TXU Corp.	235,684	15,862
	Southern Co.	404,528	13,871
	Duke Energy Corp.	678,281	12,413
	Public Service Enterprise
	Group, Inc.	136,659	11,996
	FPL Group, Inc.	208,282	11,818
	Entergy Corp.	109,605	11,766
	FirstEnergy Corp.	164,750	10,664
	PPL Corp.	206,413	9,658
	American Electric
	Power Co., Inc.	213,889	9,634
	Edison International	167,423	9,396
	PG&E Corp.	192,946	8,740
	Constellation Energy
	Group, Inc.	97,724	8,519
	Sempra Energy	135,224	8,009
*	AES Corp.	359,367	7,863
	Consolidated Edison Inc.	146,502	6,610

40

			Market
			Value•
		Shares	($000)
	Progress Energy, Inc.	131,755	6,007
*	Mirant Corp.	138,739	5,917
	Ameren Corp.	112,014	5,490
*	NRG Energy, Inc.	126,022	5,239
	Questar Corp.	93,112	4,921
	DTE Energy Co.	96,637	4,660
*	Allegheny Energy, Inc.	89,667	4,639
	Xcel Energy, Inc.	221,238	4,529
*	Reliant Energy, Inc.	167,430	4,512
	KeySpan Corp.	95,315	4,001
	Equitable Resources, Inc.	62,347	3,090
	NiSource, Inc.	148,895	3,084
	Pepco Holdings, Inc.	104,081	2,935
	ONEOK, Inc.	56,515	2,849
	Wisconsin Energy Corp.	63,157	2,793
	CenterPoint Energy Inc.	160,323	2,790
*	Dynegy, Inc.	265,422	2,506
	MDU Resources Group, Inc.	87,930	2,466
	Alliant Energy Corp.	62,690	2,436
	Northeast Utilities	83,327	2,363
	SCANA Corp.	59,716	2,287
	Energy East Corp.	84,993	2,217
	Pinnacle West Capital Corp.	54,099	2,156
*	Sierra Pacific Resources	119,325	2,095
	CMS Energy Corp.	120,208	2,068
	Integrys Energy Group, Inc.	40,396	2,049
	Energen Corp.	37,188	2,043
	TECO Energy, Inc.	113,131	1,944
	NSTAR	57,795	1,875
	National Fuel Gas Co.	42,913	1,859
	OGE Energy Corp.	49,459	1,813
	Southern Union Co.	55,056	1,794
	DPL Inc.	61,248	1,736
	AGL Resources Inc.	42,223	1,709
^	Aqua America, Inc.	71,726	1,613
	UGI Corp. Holding Co.	57,214	1,561
	Puget Energy, Inc.	63,272	1,530
	Atmos Energy Corp.	47,660	1,433
	Great Plains Energy, Inc.	43,801	1,275
	PNM Resources Inc.	41,587	1,156
	Westar Energy, Inc.	47,039	1,142
	Vectren Corp.	41,740	1,124
	Hawaiian Electric
	Industries Inc.	44,660	1,058
	Nicor Inc.	24,142	1,036
	Piedmont Natural Gas, Inc.	40,664	1,002
	Portland General Electric Co.	34,633	950
	ITC Holdings Corp.	22,268	905
	WGL Holdings Inc.	26,909	878
*	Aquila, Inc.	201,986	826
	Southwest Gas Corp.	23,007	778
	IDACORP, Inc.	23,849	764
	New Jersey Resources Corp.	14,908	761
	Cleco Corp.	30,967	759
	Black Hills Corp.	18,027	717
	Northwest Natural Gas Co.	15,001	693

			Market
			Value•
		Shares	($000)
*	El Paso Electric Co.	26,609	654
	ALLETE, Inc.	13,380	630
	Avista Corp.	28,506	614
	UniSource Energy Corp.	18,450	607
	NorthWestern Corp.	18,587	591
	South Jersey Industries, Inc.	16,239	575
	Otter Tail Corp.	15,186	487
	American States Water Co.	13,427	478
	Empire District Electric Co.	18,759	420
	SJW Corp.	11,603	386
	The Laclede Group, Inc.	11,272	359
	CH Energy Group, Inc.	7,664	345
	Central Vermont Public
	Service Corp.	8,838	333
^	Ormat Technologies Inc.	7,780	293
	California Water Service Group	7,768	291
	UIL Holdings Corp.	8,537	283
	Cascade Natural Gas Corp.	10,687	282
	Southwest Water Co.	19,686	251
	Connecticut Water
	Services, Inc.	10,129	247
	MGE Energy, Inc.	6,839	223
	Chesapeake Utilities Corp.	4,146	142
	Consolidated Water Co., Ltd.	4,600	135
	EnergySouth, Inc.	2,472	126
*	Cadiz Inc.	4,500	101
	Middlesex Water Co.	4,962	95
*	Maine & Maritimes Corp.	2,124	57
*	SEMCO Energy, Inc.	3,476	27
	Unitil Corp.	788	21
			335,498
Total Common Stocks
(Cost $7,841,354)			9,108,600

41

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (1.1%)[1]
Money Market Fund (1.1%)
2	Vanguard Market Liquidity
	Fund, 5.281%	52,632	52,632
2	Vanguard Market Liquidity
	Fund, 5.281%—Note E	50,990	50,990
			103,622
		Face
		Amount
		($000)
U.S. Agency Obligation (0.0%)
3	Federal Home Loan
	Mortgage Corp.
4	5.196%, 7/9/07	2,000	1,998
Total Temporary Cash Investments
(Cost $105,620)			105,620
Total Investments (100.6%)
(Cost $7,946,974)			9,214,220
Other Assets and Liabilities (–0.6%)
Other Assets			21,406
Liabilities—Note E			(79,569)
			(58,163)
Net Assets (100%)			9,156,057

At June 30, 2007, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	8,005,079
Undistributed Net Investment Income	4,306
Accumulated Net Realized Losses	(120,213)
Unrealized Appreciation (Depreciation)
Investment Securities	1,267,246
Futures Contracts	(361)
Net Assets	9,156,057

Institutional Shares—Net Assets
Applicable to 40,610,565 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,331,283
Net Asset Value Per Share—
Institutional Shares	$32.78

Institutional Plus Shares—Net Assets
Applicable to 238,675,277 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,824,774
Net Asset Value Per Share—
Institutional Plus Shares	$32.78

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.6%, respectively, of net assets. See Note C in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

4 Securities with a value of $1,998,000 have been segregated as initial margin for open futures contracts.

5 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

42

Statement of Operations

Six Months Ended
June 30, 2007
($000)
Investment Income
Income
Dividends	64,558
Interest[1]	1,437
Security Lending	755
Total Income	66,750
Expenses
The Vanguard Group—Note B
Management and Administrative
Institutional Shares	260
Institutional Plus Shares	774
Total Expenses	1,034
Net Investment Income	65,716
Realized Net Gain (Loss)
Investment Securities Sold	29,575
Futures Contracts	1,977
Realized Net Gain (Loss)	31,552
Change in Unrealized Appreciation (Depreciation)
Investment Securities	480,160
Futures Contracts	(566)
Change in Unrealized Appreciation (Depreciation)	479,594
Net Increase (Decrease) in Net Assets Resulting from Operations	576,862

1 Interest income from an affiliated company of the fund was $1,386,000.

43

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	65,716	83,110
Realized Net Gain (Loss)	31,552	11,632
Change in Unrealized Appreciation (Depreciation)	479,594	592,497
Net Increase (Decrease) in Net Assets Resulting from Operations	576,862	687,239
Distributions
Net Investment Income
Institutional Shares	(9,322)	(10,683)
Institutional Plus Shares	(52,856)	(72,348)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(62,178)	(83,031)
Capital Share Transactions—Note F
Institutional Shares	317,699	732,764
Institutional Plus Shares	2,770,301	500,125
Net Increase (Decrease) from Capital Share Transactions	3,088,000	1,232,889
Total Increase (Decrease)	3,602,684	1,837,097
Net Assets
Beginning of Period	5,553,373	3,716,276
End of Period[1]	9,156,057	5,553,373

1 Net Assets—End of Period includes undistributed net investment income of $4,306,000 and $768,000.

44

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$30.71	$27.00	$25.83	$23.33	$18.00	$23.10
Investment Operations
Net Investment Income	.25	.501	.398	.425[1]	.33	.32
Net Realized and Unrealized Gain (Loss)
on Investments	2.06	3.710	1.169	2.498	5.33	(5.10)
Total from Investment Operations	2.31	4.211	1.567	2.923	5.66	(4.78)
Distributions
Dividends from Net Investment Income	(.24)	(.501)	(.397)	(.423)	(.33)	(.32)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.24)	(.501)	(.397)	(.423)	(.33)	(.32)
Net Asset Value, End of Period	$32.78	$30.71	$27.00	$25.83	$23.33	$18.00

Total Return	7.54%	15.74%	6.14%	12.65%	31.70%	–20.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,331	$939	$129	$789	$563	$245
Ratio of Total Expenses to
Average Net Assets	0.045%*	0.045%	0.05%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to
Average Net Assets	1.77%*	1.81%	1.77%	1.83%[1]	1.62%	1.45%
Portfolio Turnover Rate[2]	6%*	8%	21%[3]	22%	11%	9%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.058 and 0.27%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

3 Includes activity related to a change in the fund’s target index.

*	Annualized.

45

Institutional Plus Shares
	Six Months
	Ended
For a Share Outstanding	June 30,	Year Ended December 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$30.71	$27.00	$25.83	$23.33	$18.00	$23.10
Investment Operations
Net Investment Income	.254	.506	.404	.434[1]	.337	.327
Net Realized and Unrealized Gain (Loss)
on Investments	2.059	3.710	1.169	2.498	5.330	(5.100)
Total from Investment Operations	2.313	4.216	1.573	2.932	5.667	(4.773)
Distributions
Dividends from Net Investment Income	(.243)	(.506)	(.403)	(.432)	(.337)	(.327)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.243)	(.506)	(.403)	(.432)	(.337)	(.327)
Net Asset Value, End of Period	$32.78	$30.71	$27.00	$25.83	$23.33	$18.00

Total Return	7.55%	15.76%	6.17%	12.69%	31.74%	–20.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,825	$4,615	$3,587	$451	$479	$680
Ratio of Total Expenses to
Average Net Assets	0.025%*	0.025%	0.025%	0.025%	0.025%	0.025%
Ratio of Net Investment Income to
Average Net Assets	1.79%*	1.83%	1.80%	1.87%[1]	1.64%	1.48%
Portfolio Turnover Rate[2]	6%*	8%	21%[3]	22%	11%	9%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.058 and 0.27%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Excludes the value of securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

3 Includes activity related to a change in the fund’s target index.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Notes to Financial Statements

Vanguard Institutional Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $100 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

47

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund or, for shareholder services, each class of shares. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2006, the fund had available realized losses of $146,173,000 to offset future net capital gains of $87,200,000 through December 31, 2010, $44,357,000 through December 31, 2011, $5,005,000 through December 31, 2012, and $9,611,000 through December 31, 2013. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2007, the cost of investment securities for tax purposes was $7,946,974,000. Net unrealized appreciation of investment securities for tax purposes was $1,267,246,000, consisting of unrealized gains of $1,374,127,000 on securities that had risen in value since their purchase and $106,881,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	110	41,674	(355)
Russell 2000 Index	14	5,895	1
S&P MidCap 400 Index	2	904	(7)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

48

D. During the six months ended June 30, 2007, the fund purchased $3,296,422,000 of investment securities and sold $217,027,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at June 30, 2007, was $47,436,000, for which the fund received cash collateral of $50,990,000.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	June 30, 2007		December 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	600,083	19,185	757,739	26,640
Issued in Lieu of Cash Distributions	8,352	260	10,683	369
Redeemed	(290,736)	(9,396)	(35,658)	(1,244)
Net Increase (Decrease)—Institutional Shares	317,699	10,049	732,764	25,765
Institutional Plus Shares
Issued	2,905,038	92,644	846,921	29,527
Issued in Lieu of Cash Distributions	47,310	1,472	65,408	2,278
Redeemed	(182,047)	(5,694)	(412,204)	(14,380)
Net Increase (Decrease)—Institutional Plus Shares	2,770,301	88,422	500,125	17,425

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the fund’s financial statements.

49

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended June 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Institutional Total Stock Market Index Fund	12/31/2006	6/30/2007	Period[1]
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,075.40	$0.23
Institutional Plus Shares	1,000.00	1,075.50	0.13
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.57	$0.23
Institutional Plus Shares	1,000.00	1,024.67	0.13

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.045% for Institutional Shares and 0.025% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

50

Note that the expenses shown in the table on page 50 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

51

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Institutional Total Stock Market Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

52

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

53

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
The funds or securities referred to herein are not	To get the report, visit either www.vanguard.com
sponsored, endorsed, or promoted by MSCI, and	or www.sec.gov.
MSCI bears no liability with respect to any such funds
or securities. For any such funds or securities, the	You can review and copy information about your fund
prospectus or the Statement of Additional Information	at the SEC’s Public Reference Room in Washington, D.C.
contains a more detailed description of the limited	To find out more about this public service, call the SEC
relationship MSCI has with The Vanguard Group and	at 202-551-8090. Information about your fund is also
any related funds.	available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8712 082007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD INSTITUTIONAL INDEX FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	August 13, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD INSTITUTIONAL INDEX FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	August 13, 2007

VANGUARD INSTITUTIONAL INDEX FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	August 13, 2007

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.